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                                                                  Exhibit 10.4


                                 RETIREMENT PLAN

                             FOR SALARIED EMPLOYEES

                                OF RAYONIER INC.



                         Effective as of March 1, 1994
                  And Further Amended Through January 1, 1998

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                     RETIREMENT PLAN FOR SALARIED EMPLOYEES
                                OF RAYONIER INC.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
            Foreword
            --------

ARTICLE 1   DEFINITIONS......................................................1

ARTICLE 2   SERVICE
            2.01  Eligibility Service.......................................15
            2.02  Benefit Service...........................................22
            2.03  Questions relating to Service under the Plan..............27

ARTICLE 3   MEMBERSHIP
            3.01  Persons employed on the Effective Date....................28
            3.02  Persons first employed as Employees on or
                    after the Effective Date ...............................28
            3.03  Reemployment After March 1, 1994 of
                    ITT Incorporated Salaried Employees.....................29
            3.04  Persons employed as a Leased Employee with the
                    Company or an Associated Company........................29
            3.05  Persons employed as other than Employees
                    by the Company..........................................29
            3.06  Reemployment of former Employees, former
                    Members and retired Members.............................30
            3.07  Termination of membership.................................30
            3.08  Questions relating to membership in the Plan..............31

ARTICLE 4   BENEFITS
            4.01  Normal Retirement Allowance...............................32
            4.02  Postponed Retirement Allowance............................34
            4.03  Standard Early Retirement Allowance.......................36
            4.04  Special Early Retirement Allowance........................37
            4.05  Vested Benefit............................................39
            4.06  Forms of Benefit Payment after Retirement.................41
                  (a)  Automatic Forms of Payment...........................41
                  (b)  Optional Forms of Payment............................43
                  (c)  Required Notice......................................45
                  (d)  Election of Options..................................45
            4.07  Survivor's Benefit Applicable Before Retirement...........47
            4.08  Maximum benefits..........................................64
            4.09  No duplication............................................68
            4.10  Payment of benefits.......................................69
            4.11  Reemployment of former Member or retired Member...........72
            4.12  Top-heavy provisions......................................76
            4.13  Payment of Medical Benefits for Benefits for Certain
                    Members who retire under the Plan.......................80
            4.14  Transfers from Hourly Plans maintained by the
                    Company or an Associated Company........................82
            4.15  Direct Rollover of Certain Distributions..................82

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                     RETIREMENT PLAN FOR SALARIED EMPLOYEES
                                OF RAYONIER INC.

                                TABLE OF CONTENTS

                                    (Cont'd)

                                                                           Page
                                                                           ----

ARTICLE  5  ADMINISTRATION OF PLAN..........................................84

ARTICLE  6  CONTRIBUTIONS...................................................88

ARTICLE  7  MANAGEMENT OF FUNDS.............................................90

ARTICLE  8  CERTAIN RIGHTS AND LIMITATIONS..................................92

ARTICLE  9  NONALIENATION OF BENEFITS......................................101

ARTICLE 10  AMENDMENTS.....................................................103

APPENDIX A

APPENDIX B

APPENDIX C

APPENDIX D

APPENDIX E

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                                    FOREWORD

The Plan as set forth in this document is known as the Retirement Plan for Salaried Employees of Rayonier Inc. (hereinafter called the Plan).

Unless otherwise expressly provided in this Plan and consistent with applicable law, (i) the rights and benefits of any Member who retires or whose employment is terminated, whichever first occurs, are determined in accordance with the provisions of the Plan in effect at the time of such retirement or termination, and (ii) no revision to the Plan shall deprive any Member who retires or whose employment is terminated prior to such revisions, of any rights and benefits which theretofore had accrued under the Plan.

This Plan is intended to qualify under the Internal Revenue Code of 1986.

Subject to the preceding sentence, the Plan shall be construed, regulated and administered under the laws of the State of Connecticut, to the extent such laws are not superseded by applicable federal law.

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                     RETIREMENT PLAN FOR SALARIED EMPLOYEES

                                OF RAYONIER INC.

                             ARTICLE 1 - DEFINITIONS

1.01 Accrued Benefit shall mean, as of any date of determination, the retirement allowance computed under Section 4.01(b) on the basis of the Member's Benefit Service and applicable components of the Plan formula as of the determination date and with respect to the amount determined under
      Section 4.01(b)(i)(4), the applicable components of the Prior Salaried Plan as of the determination date.

1.02 Annual Dollar Limit shall mean the amount in effect under Section 401(a)(17) of the Code which is for Plan Years beginning in 1994, $150,000, except that if for any calendar year after 1994 the cost-of-living adjustment, as hereafter defined, is equal to or greater than $10,000, then the Annual Dollar Limit (as previously adjusted under this Section) for any Plan Year beginning in any subsequent calendar year shall be increased by the amount of such cost-of-living adjustment, rounded to the next lowest multiple of $10,000. The cost-of-living adjustment shall equal the excess of (i) $150,000 increased by the adjustment made under Section 415(d) of the Code for the calendar year except that the base period for purposes of Section 415(d)(1)(A) of the Code shall be the calendar quarter beginning October 1, 1993 over (ii) the Annual Dollar Limit in effect for the Plan Year beginning in the calendar year.

1.03 Annuity Starting Date shall mean the first day of the first period for which an amount is due on behalf of a Member or former Member as an annuity or any other form of payment under the Plan.

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1.04  Appendix shall mean the tables of factors which are used in determining the amount of the various forms of benefits payable under the Plan.

1.05 Associated Company shall mean any subsidiary or affiliated company of Rayonier Inc. not participating in the Plan which is (i) a component member of a controlled group of corporations (as defined in Section 414(b) of the Code), which controlled group of corporations includes as a component member Rayonier Inc., (ii) any trade or business under common control (as defined in Section 414(c) of the Code) with Rayonier Inc.,
      (iii) any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Section 414(m) of the Code) which includes Rayonier Inc. or (iv) any other entity required to be aggregated with Rayonier Inc. pursuant to regulations under Section 414(o) of the Code, during the period such entity is described in clause (i),
      (ii), (iii), or (iv). Notwithstanding the foregoing, for purposes of the preceding sentence and Section 4.08 of the Plan, the definitions of
      Section 414(b) and (c) of the Code shall be modified as provided in
      Section 415(h) of the Code.

1.06 Beneficiary shall mean any person or entity named by a Member by written designation to receive certain benefits payable in the event of his or her death as provided under Section 4.07.

1.07 Benefit Service shall mean employment recognized as such for the purposes of computing a benefit under the Plan as provided under Article 2.

1.08 Board of Directors shall mean the Board of Directors of Rayonier Inc. or of any successor to Rayonier Inc. by merger, purchase or otherwise.

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1.09  Change in Control shall mean the occurrence of any one or more of the following events: (i) subject to the conditions contained in the final paragraph of this definition, the filing of a report on Schedule 13D with the Securities and Exchange Commission pursuant to Section 13(d) of the Securities Exchange Act of 1934 (the "Act") disclosing that any person, other than the Corporation or any employee benefit plan sponsored by the Corporation, is the beneficial owner (as the term is defined in Rule 13d-3 under the Act) directly or indirectly, of securities representing 20 percent or more of the total voting power represented by the Corporation's then outstanding Voting Securities (calculated as provided in paragraph
      (d) of Rule 13d-3 under the Act in the case of rights to acquire Voting Securities); or (ii) the purchase by any person, other than the Corporation or any employee benefit plan sponsored by the Corporation, of shares pursuant to a tender offer or exchange offer to acquire any Voting Securities of the Corporation (or securities convertible into such Voting Securities) for cash, securities, or any other consideration, provided that after consummation of the offer, the person in question is the beneficial owner, directly or indirectly, of securities representing 20 percent or more of the total voting power represented by the Corporation's then outstanding Voting Securities (all as calculated under clause (i)); or (iii) the approval by the shareholders of the Corporation of (A) any consolidation or merger of the Corporation in which the Corporation is not the continuing or surviving corporation (other than a merger of the Corporation in which holders of Common Shares of the Corporation immediately prior to the merger have the same proportionate ownership of Common Shares of the surviving corporation immediately after the merger as immediately before), or pursuant to which Common Shares of the Corporation would be converted into cash, securities, or other property, or (B) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all

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      or substantially all the assets of the Corporation; or (iv) a change in the composition of the Board of Directors of the Corporation at any time during any consecutive 24-month period such that "continuing directors" cease for any reason to constitute at least a 70 percent majority of the Board. For purposes of this definition of "Change in Control," the term "Voting Securities" means any securities of the Corporation which vote generally in the election of members of the Board of Directors and the term "continuing directors" means those members of the Board who either were directors at the beginning of a consecutive 24-month period or were elected during such period by or on the nomination or recommendation of at least a 70 percent majority of the then-existing Board.

      So long as there has not been a Change in Control within the meaning of clause (iv) above, the Board of Directors may adopt by a 70 percent majority vote of the "continuing directors" a resolution to the effect that the occurrence of an event described in clause (i) (a "Clause (i) Event") does not constitute a "Change in Control" (an "Excluding Resolution") or a resolution to the effect that the occurrence of a Clause
      (i) Event does constitute a "Change in Control" (an "Including Resolution"). The adoption of an Excluding Resolution with respect to any Clause (i) Event shall not deprive the Board of Directors of the right to adopt an Including Resolution with respect to such Clause (i) Event at a later date. A Clause (i) Event shall not in and of itself constitute a "Change in Control" until the earlier of (x) the effective date of an Including Resolution with respect thereto or (y) the passage of a period of 30 calendar days after the occurrence thereof without an Excluding Resolution having been adopted with respect thereto; notwithstanding the adoption of an Excluding Resolution within the 30-day period referred to in (y), an Including Resolution may subsequently be adopted with respect to the relevant Clause (i) Event while it

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      continues to exist, in which event a "Change in Control" shall be deemed to have occurred for purposes of this definition upon the effective date of such Including Resolution. The provisions of this second paragraph of the definition of "Change in Control" relate only to situations where a Clause (i) Event has occurred and no Change in Control within the meaning of clause (ii), (iii), or (iv) of the preceding paragraph has occurred, and nothing in this paragraph shall derogate from the principle that the occurrence of an event described in clause (ii), (iii), or (iv) of the preceding paragraph shall be deemed an immediate Change in Control regardless of whether or not a Clause (i) Event has occurred and an Excluding Resolution or Including Resolution become effective.

1.10 Code shall mean the Internal Revenue Code of 1986, as amended from time to time.

1.11 Company shall mean Rayonier Inc. (formerly known as ITT Rayonier Corporation) with respect to its Employees; and any Participating Unit with respect to its Employees. When used herein, the term Company shall collectively include Rayonier Inc. and any Participating Unit.

1.12 Compensation shall mean the total remuneration paid to a Member (whether before or after membership in the Plan) for services rendered on and after the Effective Date, including annual base salary, overtime, leadman's pay, shift differential, and bonuses paid under the Rayonier Inc. local bonus and gain share plans as in effect on March 1, 1994 (determined prior to any pre-tax contributions under a "qualified cash or deferred arrangement," as defined under Section 401(k) of the Code and its applicable regulations, or under a "cafeteria plan," as defined under
      Section 125 of the Code and its applicable regulations), and for Members who receive no other source of remuneration from the Company, commissions, but excluding, except to the extent specifically

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      included above, foreign service pay, automobile allowance, separation pay, incentive pay or other special pay or allowances of similar nature, commissions for any Member who receives any other form of remuneration from the Company, bonuses, and the cost of any public or private employee benefit plan, including the Plan; provided however, Compensation taken into account for any purpose under the Plan shall not exceed the Annual Dollar Limit.

1.13 Early Retirement Date shall mean the date as determined in the manner set forth in Section 4.03.

1.14  Effective Date of the Plan shall mean March 1, 1994.

1.15 Eligibility Service shall mean any employment recognized as such for the purposes of meeting the eligibility requirements for membership in the Plan and for eligibility for benefits under the Plan as provided under
      Article 2.

1.16 Employee shall mean any person regularly employed by the Company who is paid from a payroll maintained in the continental United States, Hawaii, Puerto Rico or the U.S. Virgin Islands and who receives regular and stated compensation other than a pension or retainer; provided, however, that except as the Board of Directors or the Retirement Committee, pursuant to the authority delegated to it by the Board of Directors, may otherwise provide on a basis uniformly applicable to all persons similarly situated, no person shall be an Employee for purposes of the Plan who is (i) engaged as a consultant, (ii) a non-resident alien, (iii) paid on an hourly basis and who, under the Company's employment classification practices, is considered as an hourly-rated employee for purposes of the Company's employee benefit plans, (iv) accruing benefits in respect of current

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      service under any other pension, retirement, qualified profit-sharing or other similar plan of the Company (other than the Rayonier Inc. Investment and Savings Plan for Salaried Employees,) or of any Associated Company (v) a Leased Employee; and provided further, that no person shall be an Employee for purposes of the Plan whose terms and conditions of employment are determined by a collective bargaining agreement with the Company which does not make this Plan applicable to such person. In addition, effective January 1, 1998, any person considered to be an independent contractor by the Company shall not be considered an Employee even if he is reclassified as an employee by any taxing authority such as the Internal Revenue Service or any other authority or agency.

1.17 Equivalent Actuarial Value shall mean equivalent value of a benefit under the Plan determined on the basis of the applicable factors set forth in Appendix A, except as otherwise specified in the Plan. In any other event, Equivalent Actuarial Value shall be determined on the same actuarial basis utilized to compute the factors set forth in Appendix A.

1.18 ERISA shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

1.19  Final Average Compensation shall mean the sum of

      (a) The average of a Member's annual base salary recognized as Compensation received in any five calendar years of Eligibility Service in which such annual base salary was highest, plus

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      (b)   The average of a Member's annual Compensation in excess of annual base salary received in any five calendar years of Eligibility Service in which such Compensation was highest; provided, however, that the calendar years on which such averages are based shall be any five calendar years during the last 120 calendar months of a Member's Eligibility Service or, if the Member has less than five calendar years of Eligibility Service, all of his or her calendar years of Eligibility Service; provided, further, however, that (i) the annual base salary earned in any calendar year and taken into account for purposes of "Final Average Compensation", and (ii) the amount in excess of base annual salary earned in any calendar year and taken into account for purposes of "Final Average Compensation", and (iii) the sum of (i) and (ii) taken into account for any calendar year, each shall not exceed the Annual Dollar Limit. If the Member terminates employment before the last day of the calendar year or otherwise experiences an interruption in Eligibility Service, the Retirement Committee shall, in accordance with rules uniformly applicable to all persons similarly situated, determine the amount of the Member's Final Average Compensation. The term Eligibility Service as used in this Section shall include all service recognized as Eligibility Service for purposes of eligibility requirements under Article 2.

1.20 Hour of Service shall mean hours of employment as defined pursuant to the provisions of Section 2.01(b).

1.21 IRS Interest Rate shall mean the annual rate of interest on 30-year Treasury Securities, as specified by the Commissioner of Internal Revenue for the first full calendar month preceding the applicable Stability Period.

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1.22  IRS Mortality Table shall mean the mortality table prescribed by the
      Secretary of the Treasury under Code Section 417(e)(3)(A)(ii)(I) as in effect on the first day of the applicable Stability Period.

1.23 Leased Employee shall mean any person as so defined in Section 414(n) of the Code by virtue of his or her performance of services for the Company or an Associated Company.

1.24 Member shall mean any person included in the membership of the Plan as provided in Article 3.

1.25 Non-Benefits Worker shall mean any individual designated by the Company as ineligible to participate in any Company-sponsored employee benefit program and any individual who the Company considers to be an independent contractor.

1.26 Normal Retirement Date shall mean the first day of the calendar month coincident with or next following the date the Employee attains age 65, which is his or her Normal Retirement Age.

1.27 Parental Leave shall mean a period in which a person is absent from work because of the person's pregnancy, the birth of a person's child, the adoption by a person of a child, or, for purposes of caring for that child, for a period beginning immediately following such birth or adoption.

1.28 Participating Unit shall mean, in addition to Rayonier Inc., any subsidiary or affiliated company of Rayonier Inc., any designated location(s) only of such subsidiary or affiliated company or any designated unit(s) only of such subsidiary, or affiliated company which has by appropriate action

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      of the Board of Directors been designated as a Participating Unit and the board of directors of any such subsidiary or affiliated company shall have taken appropriate action to adopt the Plan. The Board of Directors shall take action (i) to designate such entity as a Participating Unit, (ii) to determine that such persons are Employees, and (iii) to establish, by written amendment of the Plan, the terms and conditions under which such Employees are to be included in the Plan.

      If a group of persons is transferred to or assigned to a Participating Unit or is hired by a Participating Unit as the result of the opening or purchase of a plant or the merger of one unit into another, such persons shall not be deemed to be Employees for purposes of the Plan until further action by the Board of Directors, by written amendment of the Plan, including the determination that such persons are Employees for purposes of the Plan, and the establishment of the terms and conditions under which such Employees are to be included in the Plan.

      To the extent that the Board of Directors shall have authorized and established the basis for recognition under the Plan of service with a predecessor corporation(s), if any, reference in this Plan to service with a Participating Unit shall include service with the predecessor corporation(s) of such Participating Unit, provided that all or part of the business and assets of any such corporation shall have been acquired by Rayonier Inc. or by a Participating Unit.

1.29 Pension Fund Trust and Investment Committee shall mean the committee established by Rayonier Inc. for the purposes of managing the assets of the Plan as provided in Article 5.

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1.30  Plan shall mean the Retirement Plan for Salaried Employees of Rayonier
      Inc. as set forth herein or as hereafter amended.

1.31  Plan Year shall mean the calendar year.

1.32 Postponed Retirement Date shall mean, with respect to an Employee who does not retire at Normal Retirement Date but who works after such date, the first day of the calendar month coincident with or next following the date on which such Employee retires from active service. No retirement allowance shall be paid to the Employee until his or her Postponed Retirement Date, except as otherwise provided in Article 4.

1.33 Prior Salaried Plan shall mean the Retirement Plan for Salaried Employees of ITT Corporation (now known as the "ITT Industries Salaried Retirement Plan"), as in effect on February 28, 1994 and as thereafter amended from time to time.

1.34  Qualified Joint and Survivor Annuity shall mean an annuity described in
      Section 4.06(a)(i).

1.35 Retirement Committee shall mean the committee established for the purposes of administering the Plan as provided in Article 5.

1.36 Severance Date shall mean the date an Employee is considered to have severed his or her employment as defined pursuant to the provisions of
      Section 2.01(a).

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1.37  Social Security Benefit shall mean the amount of annual old age or disability insurance benefit under Title II of the Federal Social Security Act as determined by the Retirement Committee under reasonable rules uniformly applied, on the basis of such Act as in effect at the time of retirement or termination to which a Member or former Member is or would upon application be entitled, even though the Member does not receive such benefit because of his or her failure to apply therefor or he or she is ineligible therefor by reason of earnings he or she may be receiving in excess of any limit on earnings for full entitlement to such benefit. In computing the Member's Social Security Benefit, no wage index adjustment or cost of living adjustment shall be assumed with respect to any period after the end of the calendar year in which the Member retires or terminates service. For all years prior to retirement or other termination of employment with the Company where actual earnings are not available, the Member's Social Security Benefit shall be determined on the basis of the Member's actual earnings in conjunction with a salary increase assumption based on the actual yearly change in national average wages as determined by the Social Security Administration. If, within a reasonable time after the later of (i) the date of retirement or other termination of employment or (ii) the date on which a Member is notified of the retirement allowance or vested benefit to which he or she is entitled, the Member provides documentation from the Social Security Administration as to his or her actual earnings history with respect to those prior years, his or her Social Security Benefit shall be redetermined using the actual earnings history. If this recalculation results in a different Social Security Benefit, his or her retirement allowance or vested benefit shall be adjusted to reflect this change. Any adjustment to his or her retirement allowance or vested benefit shall be made retroactive to the date his or her payments commenced. The Retirement Committee shall resolve any questions arising under this Section on a basis uniformly applicable to all Employees similarly situated.

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1.38  Social Security Retirement Age shall mean age 65 with respect to a Member who was born before January 1, 1938; age 66 with respect to a Member who was born after December 31, 1937 and before January 1, 1955; and age 67 with respect to a Member who was born after December 31, 1954.

1.39 Special Early Retirement Date shall mean the date as determined in the manner set forth in Section 4.04.

1.40 Spousal Consent shall mean written consent given by a Member's or former Member's spouse to an election made by the Member or former Member which specifies the form of retirement allowance, vested benefit, Beneficiary, or contingent annuitant designated by the Member or former Member. The specified form or specified Beneficiary or contingent annuitant shall not be changed unless further Spousal Consent is given. Spousal Consent shall be duly witnessed by a notary public or, in accordance with uniform rules of the Retirement Committee, by a Plan representative and shall acknowledge the effect on the spouse of the Member's or former Member's election. The requirement for Spousal Consent may be waived by the Retirement Committee in accordance with applicable law. Spousal Consent shall be applicable only to the particular spouse who provides such consent.

1.41 Stability Period shall mean the Plan Year in which occurs the Annuity Starting Date for the distribution.

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1.42  Transferred Employee shall mean an employee of the Company on the
      Effective Date who is paid on an hourly basis, classified as an hourly-rated employee for purposes of the Company's employee benefit plans, and who is entitled to a benefit under the Prior Salaried Plan.

1.43 Trustee shall mean the trustee or trustees by which the funds of the Plan are held as provided in Article 7.

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                               ARTICLE 2 - SERVICE

2.01  Eligibility Service

(a) Eligibility Service on and after the Effective Date. Except as otherwise provided in this Article 2, all uninterrupted employment with the Company or with an Associated Company rendered on and after (i) the Effective Date or (ii) date of employment, if later, and prior to such Member's Severance Date shall be recognized as Eligibility Service for all Plan purposes. "Severance Date" shall mean the earlier of (i) the date a Member resigns, is discharged, retires or dies or (ii) one year from the date the Member is continuously absent from service for any other reason as provided in this Article 2. Eligibility Service for any period of employment rendered prior to the Effective Date shall be determined as set forth in Section 2.01(g).

(b) Eligibility Service for Plan membership by Employees hired on other than a full-time basis -With respect to any Employee whose employment with the Company or with an Associated Company is on a temporary or less than full-time basis, "one year of Eligibility Service" for purposes of meeting the requirements for membership in the Plan as provided in Article 3 shall mean a period of twelve consecutive months of employment and measured from the date on which he or she first completes an Hour of Service or from any subsequent anniversary thereof and during which he or she has completed at least 1,000 Hours of Service with the Company or with an Associated Company. After such an Employee has met the requirements for membership in the Plan as provided in Article 3, Eligibility Service for purposes of meeting the eligibility requirements for benefits and for vesting shall be determined in accordance with Sections 2.01(a) and 2.01(g).

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      "Hours of Service" shall include hours worked and hours for which a person is compensated by the Company or by an Associated Company for the performance of duties for the Company or an Associated Company, although he or she has not worked (such as: paid holidays, paid vacation, paid sick leave, paid time off and back pay for the period for which it was awarded), and each such hour shall be computed as only one hour, even though he or she is compensated at more than the straight time rate. This definition of "Hours of Service" shall be applied in a consistent and non-discriminatory manner in compliance with 29 Code of Federal Regulations, Section 2530.200b-2(b) and (c) as promulgated by the United States Department of Labor and as may hereafter be amended.

      Solely for purposes of this paragraph (b), if a temporary or less than full-time Employee does not complete more than 500 Hours of Service in the twelve month period beginning on the date on which he or she first completes an Hour of Service or beginning on any subsequent anniversary thereof (which for purposes of this paragraph (b) shall be known as the "computation period"), he or she shall incur a one-year break in service. Solely for purposes of determining whether such an Employee has incurred a break in service, hours shall include each Hour of Service for which such Employee would otherwise have been credited under this paragraph (b) were it not for the Employee's absence due to Parental Leave. Hours of Service credited under the preceding sentence shall not exceed the number of hours needed to avoid a break in service in the computation period in which the Parental Leave first began, and in any event shall not exceed 501 hours; if no hours are needed to avoid a break in service in such computation period, then the provisions of the preceding sentence shall apply as though the Parental Leave began in the immediately following computation period. If such an Employee has had a break in service before becoming eligible for

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      membership, Eligibility Service shall begin from the date of his or her return to the employ of the Company or an Associated Company. Except as otherwise provided in this Article 2, his or her Eligibility Service before the break in service shall be restored only upon completion of one year of Eligibility Service within the twelve-month period following his or her break in service. If, however, the periods of consecutive one-year breaks in service equals or exceeds the greater of (i) five years or (ii) the total number of years of Eligibility Service before the break in service, his or her Eligibility Service prior to the break shall never be restored.

(c) Employment with the Company or an Associated Company but not as an Employee Eligibility Service with respect to prior employment rendered by any person who, on or after the Effective Date and prior to the date on which he or she becomes an Employee, is or was in the employ of the Company or an Associated Company but not as an Employee shall, subject to the provisions of Section 2.01(e) and Section 2.01(f), be equal to:

      (i) the number of years credited to him, if any, on the basis of the "1,000 hour rule" under a pension plan maintained by the Company or an Associated Company applicable to him or her for the period of such prior employment ending on the last day of the calendar year preceding the date on which he or she becomes an Employee or the date on which such prior employment terminated, plus

      (ii) the greater of (1) the service credited to him, if any, on the basis of the "1,000 hour rule" for the portion of the calendar year ending on the date immediately preceding the date he or she becomes an Employee or the date on which such prior employment terminated, or
            (2) the Eligibility Service he or she would be credited with under this Plan for the entire calendar year in which the transfer or termination of employment took place.

      Notwithstanding the foregoing provisions of this paragraph (c), in the event a person's prior employment was not covered by or credited under a pension plan which recognized employment on the basis of the "1,000 hour rule", any such prior employment with the Company or an Associated Company whether rendered before or after the Effective Date shall be recognized in accordance with the terms of this Article 2.

(d) Certain absences to be recognized as Eligibility Service - Except as otherwise indicated in this Article 2, the following periods of approved absence rendered on and after the Effective Date shall be recognized as Eligibility Service under the Plan and shall not be considered as breaks in Eligibility Service:

      (i) The period of any leave of absence granted in respect of service with the armed forces of the United States on or after the Effective Date provided the Employee shall have returned to the service of the Company or an Associated Company in accordance with reemployment rights under applicable law and shall have complied with all of the requirements of such law as to reemployment.

      (ii) Except as provided by law, the period on or after the Effective Date of any leave of absence granted in respect of service, not exceeding two years, with any other agency or department of the United States Government.

      (iii) The period on and after the Effective Date of any total and permanent disability during which an Employee becomes entitled to a disability benefit under Title II of the Federal Social Security Act as amended from time to time or the period on and after the Effective Date of total and permanent disability as determined by the Retirement Committee on the basis of such medical information as it shall require.

      (iv) The period of any leave of absence on and after the Effective Date during which Company sickness or accident benefits are payable.

      (v) The period on and after the Effective Date of any leave of absence approved by the Company during which an Employee is paid Compensation at a rate which is at least one-half of the Employee's basic rate of Compensation in effect immediately prior to such leave.

      (vi) In any event, Eligibility Service shall include the period, with or without Compensation, immediately preceding the Employee's Severance Date but not in excess of 12 consecutive months inclusive of those periods of approved absences already included in sub-paragraphs (i) through (v) above, during which an Employee is continuously absent from service.

      (vii) The period between an Employee's Severance Date and his or her reemployment if he or she returns to the employ of the Company or an Associated Company before the first anniversary date of his or her Severance Date; provided, however, that the combined periods recognized under sub-paragraph (vi) above and under this sub-paragraph (vii) shall not exceed 12 consecutive months.

      (viii) The period of any periodic salary continuation payments an Employee receives under any severance pay plan of the Company.

      Except to the extent provided under sub-paragraph (vi) and, if applicable, under sub-paragraph (vii) above, if an Employee fails to return to active employment upon expiration of the approved absences specified in sub-paragraphs (i), (ii), (iv) and (v) above, such periods of approved absence shall not be considered as Eligibility Service under the Plan.

(e) Breaks in Service - All absences from the Company or from an Associated Company, other than the absences specified in paragraph (d) above, shall be considered as breaks in Eligibility Service; provided, however, that in no event shall there be a break in Eligibility Service if an Employee (i) is continuously absent from service with the Company or with an Associated Company and returns to the employ of the Company or an Associated Company before the first anniversary of his or her Severance Date or (ii) is absent from work because of a Parental Leave and returns to the employ of the Company or an Associated Company within two years of his or her Severance Date. If the provisions of clause (ii) above are applicable, the first year of such absence for Parental Leave, measured from an Employee's Severance Date, shall not be considered in determining the Employee's period of break in service for purposes of Section 2.01(f) below.

(f)   Bridging breaks in service

      (i) If an Employee has a break in service and such Employee was eligible for a vested benefit under Section 4.05 at the time of his or her break in service, except as otherwise provided in Section 4.11, employment both before and after the Employee's absence shall be immediately recognized as Eligibility Service, subject to this provisions of this Section 2.01, upon his or her return to the employ of the Company or an Associated Company.

      (ii) If an Employee has a break in service and such Employee was not eligible for a vested benefit under Section 4.05 at the time of his or her break in service, Eligibility Service shall begin from the date of his or her return to the employ of the Company or an Associated Company. If such Employee returns to the employ of the Company or an Associated Company and the period of the Employee's break is less than the greater of (1) five years or (2) the service rendered prior to such break, the service prior to such break shall be included as Eligibility Service, subject to the provisions of this Section 2.01, only upon completion of at least twelve months of Eligibility Service following his or her break in service. However, if the period of the Employee's break in service equals or exceeds the greater of (1) five years or (2) the service rendered prior to such break, the service rendered prior to such break shall be included as Eligibility Service, subject to the provisions of this Section 2.01, only upon completion of a period of Eligibility Service equal to the lesser of the period of his or her break in service or ten years.

(g)   Eligibility Service prior to the Effective Date

      Notwithstanding any foregoing provisions to the contrary, Eligibility Service shall include (i) with respect to any person who becomes a Member of the Plan on the Effective Date pursuant to the provisions of Section 3.01(a) or (b) or Section 3.05, any employment rendered by such Member prior to the Effective Date to the extent such employment is recognized as Eligibility Service under the provisions of the Prior Salaried Plan, (ii) with respect to any person who was employed by ITT Rayonier Corporation on a salaried basis as of February 28, 1994 but was not a member of the Prior Salaried Plan as of such date and who becomes a Member of the Plan on or after the Effective Date pursuant to the provisions of Section 3.01(c), any uninterrupted employment with the Company or with an Associated Company rendered by such Member prior to the Effective Date and prior to his or her Severance Date, and (iii) with respect to any person who was employed by ITT Rayonier Corporation on a salaried basis on December 1, 1993 but was not employed by the Company on the Effective Date, any employment rendered by the Member prior to the Effective Date to the extent such employment is recognized as Eligibility Service under the provisions of the Prior Salaried Plan. With respect to a person not described in clause (i), (ii), or (iii) of the preceding sentence who becomes a Member after the Effective Date, Eligibility Service for the purpose of determining eligibility for benefits but not for the purpose of determining eligibility for Plan membership or Final Average Compensation shall include, subject to the provisions of Section 2.01(f)(ii) with respect to bridging breaks in service, any employment with ITT Rayonier Corporation rendered by such Member prior to the Effective Date to the extent such employment is recognized or would have been recognized as Eligibility Service under the provisions of the Prior Salaried Plan.

2.02  Benefit Service

(a) Benefit Service on and after the Effective Date . Except as hereinafter otherwise provided, all uninterrupted employment with the Company rendered by a Member as an Employee on and after the Effective Date and prior to his or her Severance Date shall be recognized as Benefit Service under the Plan. Benefit Service for any period of employment rendered prior to the Effective Date shall be determined as set forth in Section 2.02(f).

(b) Employment with an Associated Company - Except as otherwise provided in an Appendix to the Plan, no employment with an Associated Company rendered by a Member shall be recognized as Benefit Service under the Plan; except, however, if a Member completes 36 months of Eligibility Service as an Employee, any employment rendered on and after the Member's date of hire with an Associated Company before classification as an Employee shall be recognized as Benefit Service subject to any limitations for the Associated Company at which the Member was employed set forth in writing by the Retirement Committee. If a Member ceases to be an Employee and is again employed at an Associated Company, such further employment will not be recognized as Benefit

      Service unless and until the Member again (i) becomes an Employee and (ii) completes 36 months of Eligibility Service as an Employee.

(c)   Employment with the Company but not as an Employee

      Except as otherwise provided in Section 3.04, with respect to (i) any person who on or after the Effective Date and immediately prior to the date on which he or she becomes an Employee, is in the employ of the Company but not as an Employee and (ii) any Member who completes an Hour of Service on and after the Effective Date, and who thereafter ceases to be an Employee but remains in the employ of the Company and, on or after the Effective Date again becomes an Employee, uninterrupted employment with the Company otherwise than as an Employee rendered on and after the Effective Date shall be recognized as Benefit Service in accordance with the terms of this Section 2.02, provided such person is a Member of the Plan, upon completion of thirty-six months of Eligibility Service as an Employee, subject to the limitations set forth in writing by the Board of Directors or the Retirement Committee for the Participating Unit at which such person was first employed.

(d) Certain absences to be recognized as Benefit Service - Except as otherwise indicated below, the following periods of approved absence rendered on and after the Effective Date shall be recognized as Benefit Service and shall not be considered as breaks in Benefit Service:

      (i) The period of any leave of absence granted in respect of service with the armed forces of the United States on and after the Effective Date provided the Employee shall have returned to the service of the Company or an Associated Company in accordance with reemployment rights under applicable law and shall have complied with all of the requirements of such law as to reemployment.

      (ii) Except as provided by law, the period on and after the Effective Date of any leave of absence granted in respect of service, not exceeding two years, with any other agency or department of the United States Government.

      (iii) The period on and after the Effective Date of any total and permanent disability during which an Employee becomes entitled to a disability benefit under Title II of the Federal Social Security Act as amended from time to time; provided, however, that, if such disability benefit ceases to be paid solely due to the Employee's age, Benefit Service shall include the period of total and permanent disability during which the Employee is entitled or would have been entitled if he or she had participated in the Company's applicable long term disability plan to receive disability benefit under such long term disability plan.

      (iv) The period on and after the Effective Date of any leave of absence during which Company sickness or accident benefits are payable.

      (v) The period on and after the Effective Date of any leave of absence approved by the Company during which an Employee is paid Compensation at a rate which is at least one-half of the Employee's basic rate of Compensation in effect immediately prior to such leave.

      (vi) In any event, Benefit Service shall include the period, with or without Compensation, immediately preceding the Employee's Severance Date not in excess of 12 consecutive months inclusive of those periods of approved absences already included in sub-paragraphs (i) through (v) above, during which an Employee is continuously absent from service.

      (vii) The period of any periodic salary continuation payments an Employee receives under any severance pay plan of the Company.

      Except to the extent provided under sub-paragraph (vi) above, if an Employee fails to return to active employment upon expiration of the approved absences specified in sub-paragraphs (i), (ii), (iv) and (v) above, such periods of approved absence shall not be considered as Benefit Service under the Plan.

      The Compensation of a Member during the periods of absence covered by clause (i), (ii), (iv) or (vi) above shall be the Compensation the Member actually receives during such period. The Compensation of a Member during the period of absence covered by clause (iii) above shall be deemed to be the Member's Final Average Compensation based on his or her Eligibility Service up to such absence. Unless the Retirement Committee determines otherwise on a basis uniformly applicable to all persons similarly situated, the Social Security Benefit of a Member covered by clause (iii) above shall be based on the benefit awarded by the Social Security Administration at the date of his or her total and permanent disability.

(e)   All Other Absences for Employees

      (i) No period of absence approved by the Company other than those specified in Section 2.02(d) above shall be recognized as Benefit Service.

      (ii) No other absence, other than the absence covered by the exception in clause (i) above, shall be recognized as Benefit Service and any such absence shall be considered as a break in Benefit Service; provided, however, that in no event shall there be a break in Benefit Service if an Employee is continuously absent from service with the Company or with an

            Associated Company for a period not in excess of 12 months and returns as an Employee to the employ of the Company before the first anniversary date of his or her Severance Date. However, any period between a Severance Date and a reemployment date which is counted as Eligibility Service under Section 2.01(d)(vii) shall not be counted as Benefit Service.

            If the Employee was eligible for a vested benefit under Section 4.05 at the time of a break in service, Benefit Service both before and after the Employee's absence shall be immediately recognized as Benefit Service under the Plan upon his or her return to service.

            If the Employee was not eligible for a vested benefit under Section
            4.05 at the time of a break in service, Benefit Service shall begin from the date of the Employee's return to the employ of the Company. However, any Benefit Service rendered prior to such break in service shall be included, subject to the provisions of this Section 2.02, as Benefit Service only at the time that he or she bridges his or her Eligibility Service in accordance with the provisions of Section 2.01(f).

(f)   Benefit Service prior to the Effective Date

      Notwithstanding any foregoing provisions to the contrary, Benefit Service shall include (i) with respect to any person who becomes a Member of the Plan on the Effective Date pursuant to the provisions of Section 3.01(a) or (b) or Section 3.05, any employment rendered by such Member prior to the Effective Date to the extent such employment is recognized as Benefit Service under the provisions of the Prior Salaried Plan, (ii) with respect to any person who was employed by ITT

      Rayonier Corporation on a salaried basis as of February 28, 1994 but who was not a Member of the Prior Salaried Plan as of such date and who becomes a Member of the Plan on or after the Effective Date pursuant to the provisions of Section 3.01(c), any uninterrupted employment with the Company rendered by such Member as an Employee prior to the Effective Date and prior to his or her Severance Date, and (iii) with respect to any person who was employed by ITT Rayonier Corporation on a salaried basis on or after December 1, 1993 but was not employed by the Company on the Effective Date, any employment rendered by the Member prior to the Effective Date to the extent such employment is recognized as Benefit Service under the provisions of the Prior Salaried Plan.

2.03 Questions relating to Service under the Plan - If any question shall arise hereunder as to an Employee's Eligibility Service or Benefit Service, such question shall be resolved in writing by the Retirement Committee on a basis uniformly applicable to all Employee(s) similarly situated. The Retirement Committee may, with respect to any person or any group of persons which it considers to be not substantial in number, determine whether the employment of such person(s), the Company or any Associated Company shall be recognized under the Plan as Eligibility Service or Benefit Service. If, in the judgment of the Retirement Committee, a group of persons is considered to be substantial in number, the employment of such persons with the Company or any Associated Company shall not be recognized under the Plan as Eligibility Service or Benefit Service until further action by the Board of Directors. Such further documentation is hereby incorporated into the Plan by reference.

                             ARTICLE 3 - MEMBERSHIP

3.01  Persons employed on the Effective Date

      (a) Any person who is an Employee as defined in Section 1.16 on the Effective Date and who was a member of the Prior Salaried Plan on February 28, 1994 shall become a Member of the Plan on the Effective Date.

      (b)   Any person who would be classified as an Employee as defined in
            Section 1.16 on the Effective Date but is absent from work at the Company by reason of layoff, leave of absence, short term disability or long term disability and who is a Member of the Prior Salaried Plan on February 28, 1994 shall become a Member of the Plan on the Effective Date.

      (c) Any person who is an Employee as defined in Section 1.16 on the Effective Date and who as of February 28, 1994 was not a member of the Prior Salaried Plan but was in the process of satisfying the age and service eligibility requirements for membership in the Prior Salaried Plan, shall become a Member of the Plan as of the first day of the calendar month coincident with or next following the date he or she completes the age and service requirements set forth in
            Section 3.02(a) and (b).

3.02 Persons first employed as Employees on or after the Effective Date - Every person who is first employed as an Employee on or after the Effective Date shall become a Member of the Plan as of the first day of the calendar month coincident with or next following the later of:

      (a) the date on which he or she attains the 21st anniversary of his or her birth, or

      (b)   the date on which he or she completes one year of Eligibility
            Service.

3.03 Reemployment After March 1, 1994 of ITT Rayonier Incorporated Salaried Employees Any person who was employed by ITT Rayonier Incorporated on a salaried basis on December 1, 1993 and who was a member of the Prior Salaried Plan but who terminated employment prior to the Effective Date shall become a Member of the Plan on the first day he is employed as an Employee.

3.04 Persons employed as a Leased Employee with the Company or an Associated Company Any person who is a Leased Employee shall not be eligible to participate in the Plan. However notwithstanding any other Plan provision to the contrary, if a Leased Employee subsequently becomes an Employee as defined in Section 1.16 or an Employee as defined in Section 1.16 subsequently becomes employed as a Leased Employee, uninterrupted employment with the Company or an Associated Company as a Leased Employee, shall be counted for the sole purpose of determining Eligibility Service but not for the purpose of determining Benefit Service; provided, however, that Eligibility Service shall not be counted for any Leased Employee for any period of his or her employment during which the requirements of
      Section 414(n)(5) of the Code are met.

3.05 Persons employed as other than Employees by the Company - Every person employed as other than an Employee by a Participating Unit shall become a Member of the Plan as of the first day of the calendar month coincident with or next following the date on which he or she first becomes an Employee, but not unless and until he or she satisfies the same terms and conditions which would have been applicable had he or she always been an Employee at such Participating Unit. Notwithstanding the foregoing, a Transferred Employee shall become a Member on the Effective Date.

3.06 Reemployment of former Employees, former Members and retired Members Except as provided in Section 3.03, any person reemployed by the Company as an Employee shall be considered a new Employee for membership purposes under the Plan if such Employee was not previously a Member of the Plan.

      The membership of any person reemployed by the Company as an Employee shall be immediately resumed if such Employee was previously a Member of the Plan.

      If a retired Member or a former Member is reemployed by the Company or by an Associated Company in a capacity other than as a Non-Benefits Worker, his or her membership in the Plan shall be immediately resumed and any payment of a retirement allowance with respect to his or her original retirement or any payment of a vested benefit with respect to his or her original employment shall cease in accordance with the provisions of
      Section 4.11.

3.07 Termination of membership - Unless otherwise determined by the Retirement Committee in writing under rules uniformly applicable to all person(s) or Employee(s) similarly situated, an Employee's membership in the Plan shall terminate if he or she ceases to be an Employee and he or she is not entitled to either a retirement allowance or vested benefit under Sections 4.01, 4.02, 4.03, 4.04 or 4.05, except that an Employee's membership shall continue (a) during any period while on leave of absence approved by the Company, (b) while absent by reason of temporary disability, (c) during the period of any total and permanent disability which continues to be recognized as Eligibility Service and Benefit Service as provided in
      Article 2, (d) while he or she is not an Employee as herein defined but is in the employ of the Company or an Associated Company, or (e) during the period of any periodic salary continuation payments an Employee receives under any severance pay plan of the Company. Employees covered by the Plan may not waive such coverage.

3.08 Questions relating to membership in the Plan - If any question shall arise hereunder as to the commencement, duration or termination of the membership of any person(s) or Employee(s) employed by the Company or by an Associated Company, such question shall be resolved by the Retirement Committee in writing under rules uniformly applicable to all person(s) or Employee(s) similarly situated. Such further documentation is hereby incorporated into the Plan by reference.

                              ARTICLE 4 - BENEFITS

4.01  Normal Retirement Allowance

(a) The right of a Member to his or her normal retirement allowance shall be nonforfeitable as of his or her Normal Retirement Age. A Member may retire from active service on a normal retirement allowance upon reaching his or her Normal Retirement Date. If a Member postpones his or her retirement and continues in active service after his or her Normal Retirement Date or returns to service after his or her Normal Retirement Date, the provisions of Section 4.02 shall be applicable.

(b) Benefit - Prior to adjustment in accordance with Sections 4.06(a) and 4.07(c), the annual normal retirement allowance payable on a lifetime basis upon retirement at a Member's Normal Retirement Date shall be equal to the sum of (i) and (ii) where:

      (i)   equals

      (1) 2 percent of the Member's Final Average Compensation multiplied by the portion of the first 25 years of his or her Benefit Service rendered prior to the Effective Date;

      (2) plus 1-1/2 percent of the Member's Final Average Compensation multiplied by the next 15 years of his or her Benefit Service rendered prior to the Effective Date, to a combined maximum of 40 years of Benefit Service;

      (3) reduced by 1-1/4 percent of the Social Security Benefit multiplied by the portion of his or her years of Benefit Service rendered prior to the Effective Date, and not in excess of 40 years;

      (4) reduced, but not below zero, by the annual normal retirement allowance determined under the provisions of Section 4.01(b) of the Prior Salaried Plan prior to the imposition of any limitations under Section 415 of the Code and the application of any offset provisions of the Prior Salaried Plan, with respect to the Member's period of employment rendered prior to the Effective Date which has been credited as Benefit Service hereunder pursuant to the provisions of Section 2.02(f); and

      (ii)  equals:

      (1) 2 percent of the Member's Final Average Compensation multiplied by the portion of the first 25 years of his or her Benefit Service rendered on and after the Effective Date;

      (2) plus 1-1/2 percent of the Member's Final Average Compensation multiplied by the portion of the next 15 years of his or her Benefit Service rendered on or after the Effective Date, to a combined maximum of 40 years of Benefit Service minus the total number of years of Benefit Service rendered prior to the Effective Date;

      (3) reduced by 1-1/4 percent of the Social Security Benefit multiplied by the portion of the number of years of his or her Benefit Service rendered on or after the Effective Date not in excess of 40 years minus the total number of years of Benefit Service rendered prior to the Effective Date.

      The combined maximum years of Benefit Service used to compute the amounts under clauses (i) and (ii) above shall not exceed 40 years.

      The annual normal retirement allowance determined prior to reduction to be made on account of the Social Security Benefit shall be an amount not less than the greatest annual early retirement allowance which would have been payable to a Member had he or she retired under Section 4.03 or Section
      4.04 at any time before his or her Normal Retirement Date and as such early retirement allowance would have been reduced to commence at such earlier date but without reduction on account of the Social Security Benefit. The reduction to be made on account of the Social Security Benefit shall in any event be based on the Federal Social Security Act in effect at the time of the Member's actual retirement.

4.02  Postponed Retirement Allowance

(a) A Member who continues in active service after his or her Normal Retirement Date or returns to active service on or after his or her Normal Retirement Date shall be retired from active service on a postponed retirement allowance on the first day of the month following his or her termination of employment, which date shall be the Member's Postponed Retirement Date.

(b) Benefit - Except as hereinafter provided and prior to adjustment in accordance with Sections 4.06(a) and 4.07(c), the annual postponed retirement allowance payable on a lifetime basis upon retirement at a Member's Postponed Retirement Date shall be equal to the greater of:

      (i) an amount determined in accordance with Section 4.01(b) but based on the Member's Benefit Service, Social Security Benefit and Final Average Compensation and, with respect to the amount determined under Section 4.01(b)(i)(4), any applicable components under the Prior Salaried Plan as of his or her Postponed Retirement Date or

      (ii) the annual normal retirement allowance to which the Member would have been entitled under Section 4.01(b) had he or she retired on his or her Normal Retirement Date, increased by an amount which is the Equivalent Actuarial Value of the monthly payments which would have been payable with respect to each month in which he or she worked fewer than eight days. Any monthly payment determined under this sub-paragraph (ii) with respect to any such month in which he or she worked fewer than eight days shall be computed as if the Member had retired on his or her Normal Retirement Date and shall reflect additional benefit accruals, if any, recomputed as of the first day of each subsequent Plan Year during which payment would have been made on the basis of his or her Final Average Compensation and Benefit Service accrued to such recomputation date.

(c) Benefit for Member in Active Service after he or she attains Age 70-1/2 - In the event a Member's retirement allowance is required to begin under
      Section 4.10 while the Member is in active service, the January 1 immediately following the calendar year in which the Member attained age 70-1/2 shall be the Member's Annuity Starting Date for purposes of this
      Article 4 and the Member shall receive a postponed retirement allowance commencing on that January 1 in an amount determined as if he or she had retired on such date. As of each succeeding January 1 prior to the Member's actual Postponed Retirement Date and as of his or her actual Postponed Retirement Date, the Member's retirement allowance shall be:

      (i) recomputed to reflect any additional retirement allowance attributable to his or her Compensation and Benefit Service earned during the immediately preceding calendar year and based on his or her age at each succeeding January 1 or actual Postponed Retirement Date, and

      (ii) reduced by the Equivalent Actuarial Value of the total payments of his or her postponed retirement allowance made with respect to each month of continued employment in which he or she was credited with at least eight days of service and which were paid prior to each such recomputation;

      provided that no such reduction shall reduce the Member's postponed retirement allowance below the amount of postponed retirement allowance payable to the Member immediately prior to the recomputation of such retirement allowance.

4.03  Standard Early Retirement Allowance

(a) Eligibility - A Member, who has not reached his or her Normal Retirement Date but has, prior to his or her termination of employment reached the 55th anniversary of his or her birth and completed ten years of Eligibility Service, is eligible to retire on a standard early retirement allowance on the first day of the calendar month coincident with or next following termination of employment, which date shall be the Member's Early Retirement Date.

(b) Benefit - Except as hereinafter provided and prior to adjustment in accordance with Sections 4.06(a) and 4.07(c) the standard early retirement allowance shall be an allowance deferred to commence on the Member's Normal Retirement Date and shall be equal to the Member's Accrued Benefit earned up to his or her Early Retirement Date, computed on the basis of his or her Benefit Service, Final Average Compensation, Social Security Benefit and any applicable components of the Prior Salaried Plan as of his or her Early Retirement Date, with the Social Security Benefit determined on the assumption that the Member had no earnings after his or her Early Retirement Date.

      The Member may, however, elect to receive an early retirement allowance commencing on his or her Early Retirement Date or the first day of any calendar month before his or her Normal Retirement Date specified in his or her later request therefor in a reduced amount which, prior to adjustment in accordance with Sections 4.06(a) and 4.07(c) shall be equal to his or her Accrued Benefit earned up to his or her Early Retirement Date prior to the reduction for the Social Security Benefit, reduced by 1/4 of 1 percent per month for each month by which the commencement date of his or her retirement allowance precedes his or her Normal Retirement Date.

      The reduction to be made on account of the Social Security Benefit, with respect to the retirement allowance payable to a Member retiring prior to his or her 62nd birthday, shall not be made until such time as the Member is or would upon proper application first be entitled to receive said Social Security Benefit. With respect to a Member who retires on and after said date and prior to attaining age 62, the reduction to be made to the retirement allowance payable to such Member or any benefit payable after his or her death to his or her spouse or to a contingent annuitant pursuant to the provisions of Section 4.06 on account of the Social Security Benefit shall not be made until such time as the Member is or would have, had he or she survived, upon proper application first been entitled to receive said Social Security Benefit.

4.04  Special Early Retirement Allowance

(a) Eligibility - A Member who has not reached his or her Normal Retirement Date but who prior to his or her termination of employment (i) has reached the 55th anniversary of his or her birth and completed fifteen years of Eligibility Service or (ii) has reached the 50th anniversary of his or her birth but not the 55th anniversary of his or her birth and whose age plus years of Eligibility Service equals eighty or more, is eligible, in either case, to retire on a special early retirement allowance on the first day of the calendar month coincident with or next following termination of employment, which date shall be the Member's Special Early Retirement Date.

(b) Benefit - Except as hereinafter otherwise provided and prior to adjustment in accordance with Sections 4.06(a) and 4.07(c) the special early retirement allowance shall be an allowance deferred to commence on the Member's Normal Retirement Date and shall be equal to his or her Accrued Benefit earned up to the Member's Special Early Retirement Date, computed on the basis of his or her Benefit Service, Final Average Compensation, Social Security Benefit and any applicable components of the Prior Salaried Plan as of his or her Special Early Retirement Date, with the Social Security Benefit determined on the assumption that the Member had no earnings after his or her Special Early Retirement Date.

      At or after his or her Special Early Retirement Date, however, the Member may elect to receive early payment of his or her Accrued Benefit commencing on the later of his or her Special Early Retirement Date or the first day of any later calendar month prior to his or her Normal Retirement Date as specified in his or her request therefor.

      In the event of early payment commencing on the first day of the month coincident with or following the 60th anniversary of a Member's birth, the special early retirement allowance, prior to any adjustment in accordance with Sections 4.06(a) and 4.07(c), payable prior to age 62 shall be equal to his or her Accrued Benefit earned up to the Member's Special Early Retirement Date prior to the reduction for the Social Security Benefit; such retirement allowance shall not be increased to reflect a commencement date later than the 60th anniversary of the Member's birth.

      In the event of early payment commencing prior to the 60th anniversary of a Member's birth, the special early retirement allowance, prior to any adjustment in accordance with Sections 4.06(a) and 4.07(c), payable prior to age 62 shall be equal to his or her Accrued Benefit earned up to the Member's Special Early Retirement Date prior to the reduction for the Social Security Benefit but reduced by 5/12 of 1 percent per month for each month up to 60 months by which the commencement date of his or her special early retirement allowance precedes the first day of the calendar month coinciding with or next following the 60th anniversary of his or her birth.

      The reduction to be made on account of the Social Security Benefit, with respect to the retirement allowance payable to a Member retiring prior to his or her 62nd birthday, shall be made at such time as the Member is or would upon proper application first be entitled to receive said Social Security Benefit. With respect to a Member who retires prior to attaining age 62, the reduction to be made to the retirement allowance payable to such Member or any benefit payable after his or her death to his or her spouse or to a contingent annuitant pursuant to the provisions of Section
      4.06 on account of the Social Security Benefit shall not be made until such time as the Member is or would have, if he or she had survived, upon proper application first been entitled to receive said Social Security Benefit.

4.05  Vested Benefit

(a) Eligibility - A Member shall be vested in, and have a nonforfeitable right to, his or her Accrued Benefit upon completion of five years of Eligibility Service. If such Member's services are subsequently terminated for reasons other than death or early retirement prior to his or her Normal

      Retirement Date, he or she shall be entitled to a vested benefit under the provisions of this Section 4.05.

(b) Benefit - Prior to adjustment in accordance with Sections 4.06(a) and 4.07(a), the vested benefit payable to a Member shall be a benefit deferred to commence on the former Member's Normal Retirement Date and shall be equal to his or her Accrued Benefit earned up to the date the Member's employment is terminated, computed on the basis of his or her Benefit Service, Final Average Compensation, Social Security Benefit and any applicable component of the Prior Salaried Plan as of his or her date of termination, with the Social Security Benefit determined on the assumption that the Member continued in service to his or her Normal Retirement Date at his or her rate of Compensation in effect as of his or her date of termination. On or after the date on which the former Member shall have reached the 55th anniversary of his or her birth he or she may elect to receive a benefit commencing on the first day of any calendar month coincident with or next following the 55th anniversary of his or her birth and prior to his or her Normal Retirement Date as specified in his or her request therefor, after receipt by the Retirement Committee of written application therefor made by the former Member and filed with the Retirement Committee. Upon such earlier payment, the vested benefit otherwise payable at the former Member's Normal Retirement Date will be reduced by 1/180th for each month up to 60 months by which the commencement date of such payments precedes his or her Normal Retirement Date and further reduced by 1/360th for each such month in excess of 60 months.

4.06  Forms of Benefit Payment after Retirement

(a)   Automatic Forms of Payment

      (i) Automatic Joint and Survivor Annuity - If a Member or former Member who is married on his or her Annuity Starting Date has not made an election of an optional form of payment as provided in Section 4.06(b), the retirement allowance or vested benefit payable to such Member or former Member shall automatically be adjusted as follows in order to provide that, after his or her death, a lifetime benefit as described below shall be payable to the spouse to whom he or she is married on his or her Annuity Starting Date:

            (1) 90/50 Spouse's Annuity - If such Member retires from active service under Section 4.01, Section 4.02, Section 4.03 or
                  Section 4.04, the automatic joint and survivor annuity payable to the Member shall provide (A) a reduced retirement allowance payable to the Member during his or her life equal to 90% of the retirement allowance otherwise payable without optional modification to the Member under Section 4.01, 4.02, 4.03 or 4.04, as the case may be, further adjusted, if necessary, as provided in the following sentence and (B) a benefit payable after his or her death to his or her surviving spouse equal to 50% of the retirement allowance otherwise payable without optional modification to the Member under Section 4.01, 4.02,
                  4.03 or 4.04, as the case may be, and without further adjustment as provided in the following sentence. If such spouse is more than 5 years older than the Member, the reduced retirement allowance payable to the Member shall be increased for each such additional full year in excess of 5 years, but for not more than 20 years, by one-half of 1% of the retirement allowance payable to the Member prior to optional modification. If such spouse is more than 5 years younger than the Member, the reduced retirement allowance payable to the Member shall be further reduced for each such additional full year in excess of 5 years by one-half of 1% of the retirement allowance payable to the Member prior to optional modification.

                  Notwithstanding the foregoing, the retirement allowance payable to the Member shall not be less than the retirement allowance otherwise payable without optional modification to the Member at retirement under Section 4.01, 4.02, 4.03 or 4.04, as the case may be, multiplied by the appropriate factor contained in Table 3 of Appendix A.

            (2) Vested Spouse's Annuity - If such Member terminates service and is entitled to a vested benefit under Section 4.05, the joint and survivor annuity payable to the former Member shall provide (A) a reduced vested benefit payable to the former Member during his or her life equal to his or her vested benefit computed in accordance with Section 4.05 multiplied by the appropriate factor contained in Table 1 of Appendix A and
                  (B) a benefit payable after his or her death to his or her surviving spouse equal to 50% of the reduced vested benefit payable to the former Member.

      (ii) Automatic Life Annuity - If a Member or former Member is not married on his or her Annuity Starting Date, the retirement allowance or vested benefit computed in accordance with Section 4.01, 4.02, 4.03,
            4.04 or 4.05, as the case may be, shall be paid to the Member or former Member in the form of a lifetime benefit payable during his or her own lifetime with no further benefit payable to anyone after his or her death, unless the Member or former Member is eligible for and makes an election of an optional form of payment under Section 4.06(b).

(b)   Optional Forms of Payment

      (i) Life Annuity Option - Any Member or former Member who retires or terminates employment with the right to a retirement allowance or vested benefit may elect, in accordance with the provisions of
            Section 4.06(d), to provide that the retirement allowance payable to him or her under Section 4.01, 4.02, 4.03 or 4.04 or the vested benefit payable to him or her under Section 4.05 shall be in the form of a lifetime benefit payable during his or her own lifetime with no further benefit payable to anyone after his or her death.

      (ii) 80/80 Spouse's Annuity Option - Any Member who retires from active service under Section 4.01, 4.02, 4.03 or 4.04, who is married on his or her Annuity Starting Date, may elect, in accordance with the provisions of Section 4.06(d), to convert the retirement allowance otherwise payable to him or her without optional modification under
            Section 4.01, 4.02, 4.03 or 4.04, as the case may be, into the following alternative benefit in order to provide that, after his or her death, a lifetime benefit shall be payable to the spouse to whom the Member is married on his or her Annuity Starting Date.

            The Member shall receive a reduced retirement allowance payable during his or her life equal to 80% of the retirement allowance otherwise payable without optional modification to the Member at retirement under Section 4.01, 4.02, 4.03 or 4.04, as the case may be, further adjusted, if necessary, as provided below. The Member's surviving spouse shall receive a benefit payable after the Member's death equal to the Member's retirement allowance as reduced in this
            Section 4.06(b)(ii).

            If such spouse is more than 5 years older than the Member, the reduced retirement allowance payable to the Member shall be increased for each such additional full year in excess of 5 years, but for not more than 20 years, by 1% of the retirement allowance payable to the Member prior to optional modification. If such spouse is more than 5 years younger than the Member, the reduced retirement allowance payable to the Member shall be further reduced for each such additional full year in excess of 5 years by 1% of the retirement allowance payable to the Member prior to optional modification.

            Notwithstanding the foregoing, the retirement allowance payable to the Member and his or her surviving spouse shall not be less than the retirement allowance that would have been payable if the Member had elected Option 1 under Section 4.06(b)(iii).

      (iii) Contingent Annuity Option - Any Member who retires from active service under Section 4.01, 4.02, 4.03 or 4.04 may elect, in accordance with the provisions of Section 4.06(d), to convert the retirement allowance otherwise payable to him or her without optional modification under Section 4.01, 4.02, 4.03 or 4.04, as the case may be, into one of the following alternative options in order to provide that after his or her death, a lifetime benefit shall be payable to the person who, when the option became effective, was designated by him or her to be his or her contingent annuitant. The optional benefit elected shall be the Equivalent Actuarial Value of the retirement allowance otherwise payable without optional modification under Section 4.01, 4.02, 4.03 or 4.04.

            Option 1 - A reduced retirement allowance payable during the Member's life with the provisions that after his or her death a benefit equal to 100% of his or her reduced retirement allowance shall be paid during the life of, and to, his or her surviving contingent annuitant.

            Option 2 - A reduced retirement allowance payable during the Member's life with the provision that after his or her death a benefit equal to 50% of his or her reduced retirement allowance shall be paid during the life of, and to, his or her surviving contingent annuitant.

(c) Required Notice - No less than 30 days and no more than 90 days before his or her Annuity Starting Date, the Retirement Committee shall furnish to each Member or former Member a written explanation in non-technical language of the terms and conditions of the Automatic Joint and Survivor Annuity and the Automatic Life Annuity as described in Section 4.06(a) and the optional forms of benefits described in Section 4.06(b). Such explanation shall include (i) a general description of the eligibility conditions for, the material features of and the relative values of the optional forms of payment under the Plan, (ii) any rights the Member or former Member may have to defer commencement of his or her retirement allowance or vested benefit, (iii) the requirement for Spousal Consent as provided in Section 4.06(d) and (iv) the right of the Member or former Member, prior to his or her Annuity Starting Date to make and to revoke elections under Section 4.06.

(d)   Election of Options - A Member may, subject to the provisions of this
      Section 4.06(d), elect to receive his or her retirement allowance or vested benefit in the optional form of payment described in Section 4.06(b)(i) or, in the case of a Member who retires under the provisions of
      Section 4.01, 4.02, 4.03 or 4.04, one of the optional forms of payment described in Section 4.06(b)(ii) or

      4.06(b)(iii), in lieu of the automatic forms of payment described in
      Section 4.06(a). A married Member's or a married former Member's election of a Life Annuity form of payment under Section 4.06(b)(i) or any optional form of payment under Section 4.06(b)(ii) and Section 4.06(b)(iii), which does not provide for monthly payments to his or her spouse for life after the Member's or former Member's death, in an amount equal to at least 50% but not more than 100% of the monthly amount payable under that form of payment to the Member or former Member and which is not of Equivalent Actuarial Value to the Automatic Joint and Survivor Annuity described in
      Section 4.06(a)(i), shall be effective only with Spousal Consent; provided such Spousal Consent to the election has been received by the Retirement Committee.

      Any election made under Section 4.06(a) or Section 4.06(b) shall be made on a form approved by the Retirement Committee and may be made during the 90-day period ending on the Member's Annuity Starting Date, but not prior to the date the Member or former Member receives the written explanation described in Section 4.06(c). Any such election shall become effective on the Member's or former Member's Annuity Starting Date, provided the appropriate form is filed with and received by the Retirement Committee and may not be modified or revoked after his or her Annuity Starting Date. Any election made under Section 4.06(a) or Section 4.06(b) after having been filed, may be revoked or changed by the Member or former Member only by written notice received by the Retirement Committee before his or her election becomes effective on his or her Annuity Starting Date. Any subsequent elections and revocations may be made at any time and from time to time during the 90-day period ending on the Member's or former Member's Annuity Starting Date. A revocation shall be effective when the completed notice is received by the Retirement Committee. A re-election shall be effective on the Member's or former Member's

      Annuity Starting Date. If, however, the Member or the spouse or the contingent annuitant designated in the election dies before the election has become effective, the election shall thereby be revoked.

      With respect to a Member who retires under the provisions of Section 4.03 or Section 4.04, the reduction on account of the Social Security Benefit to made to the benefit, if any, payable in accordance with Section 4.06(a) or Section 4.06(b) to his or her designated spouse or to his or her contingent annuitant shall not be made until such time as the Member would have, had he or she survived, upon proper application first been entitled to receive said Social Security Benefit.

      If a Member dies after his or her Annuity Starting Date, any payment continuing on to his or her spouse or contingent annuitant shall be distributed at least as rapidly as under the method of distribution being used as of the Member's date of death.

4.07  Survivor's Benefit Applicable Before Retirement

      The term "Beneficiary" for purposes of this Section 4.07 shall mean any person or any trust established by the Member or the Member's estate, named by the Member by written designation to receive benefits payable under the automatic Pre-Retirement Survivor's Benefit and under the optional Supplemental Pre-Retirement Survivor's Benefit; provided, however, that, for any married Member the term "Beneficiary" shall automatically mean the Member's spouse and any prior designation to the contrary will be canceled, unless the Member, with Spousal Consent, designates otherwise. An election of a non-spouse Beneficiary by a married Member shall be effective only if accompanied by Spousal Consent and such Spousal Consent has been received by the Retirement

      Committee. If the Member dies without an effective designation of Beneficiary, the Member's Beneficiary for purposes of this Section 4.07 shall automatically be the Member's spouse, if any, or his or her estate. If the Member elects the additional optional protection of the Supplemental Pre-Retirement Survivor's Benefit, the Member's Beneficiary thereunder shall be the same as the Beneficiary under the Automatic Pre-Retirement Survivor's Benefit. The Retirement Committee shall resolve any questions arising hereunder as to the meaning of "Beneficiary" on a basis uniformly applicable to all Members similarly situated.

(a)   Automatic Vested Spouse's Benefit

      (i) Automatic Vested Spouse's Benefit applicable before termination of employment - The surviving spouse of a Member who has completed 5 years of Eligibility Service but who has not yet completed 10 years of Eligibility Service and attained age 55 shall automatically receive a benefit payable under the Automatic Vested Spouse's Benefit of this Section 4.07(a)(i) in the event said Member should die after the effective date of coverage hereunder and before termination of employment. The benefit payable to the Member's spouse shall be equal to 50% of the benefit the Member would have received if he or she had terminated his or her employment on his or her date of death, survived to Normal Retirement Date, and on the day before he or she would have reached Normal Retirement Date had elected to begin receiving his or her vested benefit in the form of the Automatic Joint and Survivor Annuity under Section 4.06(a)(i)(2), or with respect to a Member who had met the eligibility requirements set forth in Section 4.04(a)(ii) and who died in active employment prior to the 55th anniversary of his or her birth, his or her early retirement allowance accrued to his or her date of death in the form of the Automatic Joint and Survivor Annuity under Section 4.06(a)(i)(1). Such benefit shall be payable for the life of the spouse commencing on what would have been the Member's Normal Retirement Date. However, the Member's spouse may elect, by written application filed with the Retirement Committee, to have payments begin as of the first day of any calendar month on or after the date the former Member would have reached the 55th anniversary of his or her birth provided, however, if the Member dies after having met the requirements set forth in
            Section 4.04(a)(ii) for a special early retirement allowance, the Member's spouse may elect to have payments begin under this Automatic Vested Spouse's Benefit as of the first day of any month following the Member's death.

            If the Member's spouse elects to commence payment of the Automatic Vested Spouse's Benefit prior to what would have been the Member's Normal Retirement Date, the amount of such benefit payable to the spouse shall be based on (i) the reduced vested benefit to which the Member would have been entitled, had the Member elected to have payments commence to himself on such earlier date in accordance with the provisions of Section 4.05(b) or (ii) in the case of a Member who dies after having met the requirements for a special early retirement allowance as set forth Section 4.04(a)(ii), the reduced early retirement allowance to which the Member would have been entitled had he or she elected to have payments commence to himself on such earlier date in accordance with the provisions of Section 4.04(b).

            Coverage hereunder shall be applicable to a married Member in active service who has satisfied the eligibility requirements for a vested benefit under Section 4.05 and shall become effective on the date the Member marries and shall cease on the earlier of (i) the date such active Member reaches the 55th anniversary of his or her birth and completes 10 years of Eligibility Service, (ii) the date such active Member reaches the 65th anniversary of his or her birth, (iii) the date such active Member's marriage is legally dissolved by a divorce decree, or (iv) the date such active Member's spouse dies. Coverage under Section 4.07(b)(i) shall commence on the date a Member in active service reaches the earlier of (i) the 55th anniversary of his or her birth or, if later, the date he or she completes 10 years of Eligibility Service or (ii) the 65th anniversary of his or her birth.

      (ii) Automatic Vested Spouse's Benefit applicable upon termination of employment - In the case of a former Member who is married and entitled to a vested benefit under Section 4.05, the provisions of this Section 4.07(a)(ii) shall apply to the period between the date his or her services are terminated or the date, if later, the former Member is married and his or her Annuity Starting Date, or other cessation of coverage as later specified in this Section 4.07(a)(ii).

            In the event of a married former Member's death during any period in which these provisions have not been waived or revoked by the former Member and his or her spouse, the benefit payable to the former Member's spouse shall be equal to 50% of the vested benefit the former Member would have received on his or her Normal Retirement Date if he or she had elected to receive such benefit in the form of the Automatic Joint and Survivor Annuity under Section 4.06(a)(i).

            The spouse's benefit shall be payable for the life of the spouse commencing on what would have been the former Member's Normal Retirement Date. However, the former Member's spouse may elect, by written application filed with the Retirement Committee, to have payments begin as of the first day of any calendar month on or after the date the former Member would have reached the 55th anniversary of his or her birth. If the former Member's spouse elects to commence payment of this Automatic Vested Spouse's Benefit prior to what would have been the former Member's Normal Retirement Date, the amount of such benefit payable to the spouse shall be based on the reduced vested benefit to which the former Member would have been entitled, had the former Member elected to have payments commence to himself on such earlier date in accordance with the provisions of
            Section 4.05(b).

            The vested benefit payable to a former Member whose spouse is covered under this Section 4.07(a)(ii) or, if applicable, the benefit payable to his or her spouse upon his or her death shall be reduced by the applicable percentages shown below. Such reduction shall commence on and after the first of the month coincident with or following the effective date of coverage hereunder and cease when coverage ceases; provided, however, no reduction shall be made with respect to any period before the later of (1) the date the Retirement Committee furnishes the Member the notice of his or her right to waive the Automatic Vested Spouse's Benefit or (2) the commencement of the election period specified below.

                     ANNUAL REDUCTION FOR SPOUSE'S COVERAGE

                         AFTER TERMINATION OF EMPLOYMENT

                        Age                         Reduction
                        ---                         ---------
                  Less than 40                  1/10 of 1% per year
                  40 but prior to 50            2/10 of 1% per year
                  50 but prior to 55            3/10 of 1% per year
                  55 but prior to 60            5/10 of 1% per year
                  60 but less than 65           1% per year

            The Retirement Committee shall furnish to each former Member a written explanation which describes (1) the terms and conditions of the Automatic Vested Spouse's Benefit, (2) the former Member's right to make, and the effect of, an election to waive the Automatic Vested Spouse's Benefit, (3) the rights of the former Member's spouse, and (4) the right to make, and the effect of, a revocation of such a waiver. Such written explanation shall be furnished to each former Member before the first anniversary of the date he or she terminated service and shall be furnished to such former Member even though he or she is not married.

            The period during which the former Member may make an election to waive the Automatic Vested Spouse's Benefit provided under this
            Section 4.07(a)(ii) shall begin not later than the date his or her employment terminates and end on his or her Annuity Starting Date or, if earlier, his or her date of death. Any waiver, revocation or re-election of the Automatic Vested Spouse's Benefit shall be made on a form provided by the Retirement Committee and any waiver or revocation shall require Spousal Consent. If, upon termination of employment, the former Member waives coverage hereunder in accordance with administrative procedures established by the Retirement Committee for all Members similarly situated, such waiver shall be effective as of the Member's Severance Date. Any later re-election or revocation shall be effective on the first day of the month coincident with or next following the date the completed form is received by the Retirement Committee. If a former Member dies during the period after a waiver or revocation is in effect there shall be no benefits payable under the provisions of this Section 4.07.

            Except as described above in the event of a waiver or revocation, coverage under this Section 4.07(a)(ii) shall cease to be effective upon a former Member's Annuity Starting Date, or upon the date a former Member's marriage is legally dissolved by a divorce decree, or upon the death of the spouse, whichever event shall first occur.

(b)   Automatic Pre-Retirement Survivor's Benefit

      (i) Automatic Pre-Retirement Survivor's Benefit applicable before a Member retires under the provisions of Section 4.01, Section 4.02,
            Section 4.03 or Section 4.04 - The Beneficiary of a Member who has reached the 65th anniversary of his or her birth or who has reached the 55th anniversary of his or her birth and completed 10 years of Eligibility Service, shall automatically receive a Pre-Retirement Survivor's Benefit payable under the provisions of this Section 4.07(b)(i) in the event said Member should die before he or she retires under the provisions of Section 4.01, 4.02, 4.03 or 4.04 or reaches his or her Annuity Starting Date pursuant to the provisions of Section 4.02(d), if earlier. The benefit payable during the life of, and to, the Beneficiary shall be equal to one-half of the Member's Accrued Benefit, without optional modification in accordance with the provisions of Section 4.06, accrued to the date of his or her death, adjusted to take into account the Member's Social

            Security Benefit. The Social Security Benefit shall be determined on the assumption that the Member had no earnings after his or her date of death and, if his or her death occurs prior to the time the Member is or would upon proper application first be entitled to receive such Social Security Benefit, such adjustment shall nevertheless be made at the Member's date of death. If the Beneficiary is more than 5 years younger than the Member, the benefit payable to the Beneficiary shall be reduced by one-half of 1% for each full year the Beneficiary is more than 5 years younger.

            Coverage hereunder shall be effective on the first day of the calendar month coincident with or next following the date the Member reaches his or her 55th birthday and completes 10 years of Eligibility Service or, if earlier, his or her Normal Retirement Date. In the case of a married Member coverage under Section 4.07(a)(i) shall cease on the date coverage under this Section 4.07(b)(i) is effective as set forth in the preceding sentence.

      (ii) Automatic Pre-Retirement Survivor's Benefit applicable between Early Retirement Date or Special Early Retirement Date and the Member's Annuity Starting Date - In the case of a Member retired early under
            Section 4.03 or Section 4.04 of the Plan with the payment of the early retirement allowance deferred to commence at a date later than his or her Early Retirement Date or Special Early Retirement Date, whichever is applicable, the provisions of this Section 4.07(b)(ii) shall apply to the period between his or her Early Retirement Date or Special Early Retirement Date and his or her Annuity Starting Date. The Member shall, at his or her Early Retirement Date or Special Early Retirement Date, complete such forms as are required under this Section 4.07(b)(ii) and coverage hereunder shall be effective as of his or her Early Retirement Date or Special Early Retirement Date.

            In the event of the Member's death during the period in which these provisions are in effect, the benefit payable during the life of, and to, the Beneficiary shall be equal to one-half of the Member's Accrued Benefit, without optional modification in accordance with the provisions of Section 4.06, accrued to the date of his or her Early Retirement Date or Special Early Retirement Date, whichever is applicable, adjusted to take into account the Member's Social Security Benefit. If the Member's death occurs prior to the time the Member is or would upon proper application first be entitled to receive such Social Security Benefit, such adjustment shall nevertheless be made at the Member's date of death. If the Beneficiary is more than 5 years younger than the Member, the benefit payable to the Beneficiary shall be reduced by one-half of 1% for each full year the Beneficiary is more than 5 years younger.

      The Automatic Pre-Retirement Survivor's Benefit shall be payable for the life of the Beneficiary commencing on what would have been the Member's Normal Retirement Date or date of death, if later. However, if a Member dies prior to his or her Normal Retirement Date, the Beneficiary of the Member may elect, by written application filed with the Retirement Committee, to have such payments begin as of the first day of any calendar month following the Member's date of death and prior to what would have been the Member's Normal Retirement Date. If the Beneficiary elects to commence payment of the Automatic Pre-Retirement Survivor's Benefit prior to what would have been the Member's Normal Retirement Date the amount of such benefit shall be determined in accordance with Sections 4.07(b)(i) and (ii) above, as applicable, and without reduction for such early commencement.

      Notwithstanding the foregoing, in the event the Member's Beneficiary is someone other than his or her spouse, payment of the automatic Pre-Retirement Survivor's Benefit shall commence within one year of the Member's date of death and in the event such commencement date is prior to the 55th anniversary of the Member's birth, the benefit payable to the Beneficiary shall be of Equivalent Actuarial Value to the benefit otherwise payable hereunder to the Beneficiary on the date the Member would have attained age 55.

(c)   Optional Supplemental Pre-Retirement Survivor's Benefit

      (i) Optional Supplemental Pre-Retirement Survivor's Benefit applicable before a Member retires under the provisions of Section 4.01,
            Section 4.02, Section 4.03 or Section 4.04 - A Member, who has reached the 65th anniversary of his or her birth or who has reached the 55th anniversary of his or her birth and completed 10 years of Eligibility Service, may elect to receive a reduced retirement allowance upon his or her retirement in order to provide that, if he or she should die after his or her election becomes effective but before he or she retires under the provisions of Section 4.01,
            Section 4.02, 4.03 or 4.04 or reaches his or her Annuity Starting Date pursuant to the provisions of Section 4.02(d), a benefit shall be paid to the Beneficiary designated by him or her in accordance with the following terms and conditions.

            The Member may elect to reduce the retirement allowance to which he or she would otherwise be entitled at retirement under Section 4.01, 4.02, 4.03 or 4.04 by one-half of 1% per year for each year between the date on which the election becomes effective and the earliest of the Member's Early Retirement Date, Special Early Retirement Date, Annuity Starting Date, or the date the election is revoked as provided in Section 4.07(i).

            If the Member makes such an election and dies before he or she retires under the provisions of Section 4.01, 4.02, 4.03 or 4.04, the benefit payable during the life of, and to, the Beneficiary shall be equal to 25% of the Member's Accrued Benefit without optional modification in accordance with the provisions of Section 4.06, accrued to the date of his or her death adjusted (1) to take into account the Member's Social Security Benefit and (2) as provided below. The Social Security Benefit shall be determined on the assumption that the Member had no earnings after his or her date of death and, if his or her death occurs prior to the time the Member is or would upon proper application first be entitled to receive such Social Security Benefit, such adjustment shall nevertheless be made at the Member's date of death. The benefit payable to the Beneficiary shall be reduced by one-half of 1% per year for each year between the date on which the election became effective and the date of the Member's death. If the Beneficiary is more than 5 years younger than the Member, the benefit payable to the Beneficiary shall be further reduced by one-half of 1% for each full year the Beneficiary is more than 5 years younger.

            If the Member makes an election under this Section 4.07(c)(i) at or prior to the time he or she is first eligible to do so, it shall become effective on the first day of the calendar month coincident with or next following the date the Member reaches his or her 55th birthday and completes 10 years of Eligibility Service or, if earlier, his or her Normal Retirement Date. A Member will be deemed to have waived coverage under this Section 4.07(c)(i) if he or she does not file the appropriate forms with the Retirement Committee when first eligible to do so. If the Member does not make such election until after he or she is first eligible to do so, it shall become effective one year after the first day of the calendar month coincident with or next following (1) the date the notice is received by the Retirement Committee or (2) the date specified in such notice, if later.

      (ii) Optional Supplemental Pre-Retirement Survivor's Benefit applicable between Early Retirement Date or Special Early Retirement Date and the Member's Annuity Starting Date - In the case of a Member retired early under the provisions of Section 4.03 or Section 4.04 of the Plan with the payment of the early retirement allowance deferred to commence at a date later than his or her Early Retirement Date or Special Early Retirement Date, the provisions of this Section 4.07(c)(ii) shall apply to the period between his or her Early Retirement Date or Special Early Retirement Date and his or her Annuity Starting Date.

            The Member may elect to reduce the early retirement allowance to which he or she would otherwise be entitled under Section 4.03 or
            Section 4.04 by one-half of 1% per year for each year between his or her Early Retirement Date or Special Early Retirement Date and the earlier of the date the election is revoked pursuant to Section 4.07(i) or his or her Annuity Starting Date.

            If the Member makes such an election and dies during the period the election is in effect, the benefit payable during the life of, and to, his or her Beneficiary shall be equal to 25% of the Member's Accrued Benefit, without optional modification in accordance with the provisions of Section 4.06, accrued to his or her Early Retirement Date or Special Early Retirement Date, adjusted (1) to take into account the Member's Social Security Benefit and (2) as provided below. If the Member's death occurs prior to the time the Member is or would upon proper application first be entitled to receive such Social Security Benefit, such adjustment shall nevertheless be made at the Member's date of death. The benefit payable to the Beneficiary shall be reduced by one-half of 1% per year for each year between the date on which the election became effective and the date of the Member's death. If the Beneficiary is more than 5 years younger than the Member, the benefit payable to the Beneficiary shall be further reduced by one-half of 1% for each full year the Beneficiary is more than 5 years younger.

            The Member shall, at his or her Early Retirement Date or Special Early Retirement Date, complete such forms as are required under this Section 4.07(c)(ii) and, if he or she so elects, coverage hereunder shall be effective as of his or her Early Retirement Date or Special Early Retirement Date. A Member will be deemed to have waived coverage under this Section 4.07(c)(ii) if he or she does not file the appropriate forms with the Retirement Committee at his or her Early Retirement Date or Special Early Retirement Date. If the Member subsequently makes an election hereunder, it shall become effective one year after the first day of the calendar month coincident with or next following (1) the date the notice is received by the Retirement Committee or (2) the date specified in such notice, if later.

      The optional Supplemental Pre-Retirement Survivor's Benefit shall be payable for the life of the Beneficiary commencing on what would have been the Member's Normal Retirement Date or date of death, if later. However, if a Member dies prior to his or her Normal Retirement Date, the Beneficiary may elect, by written application filed with the Retirement Committee, to have such payments begin as of the first day of any calendar month coincident with or next following the Member's date of death and prior to what would have been the Member's Normal Retirement Date. If the Beneficiary elects to commence payment of the optional Supplemental Pre-Retirement Survivor's Benefit prior to what would have been the Member's Normal Retirement Date and after what would have been the 55th anniversary of the Member's birth, the amount of such benefit shall be determined in accordance with Section 4.07(c)(i) and (ii) above, as applicable and without reduction for such early commencement. If the Beneficiary elects to commence payment of the optional Supplemental Pre-Retirement Survivor's Benefit prior to what would have been the 55th anniversary of the Member's birth, the benefit payable to the Beneficiary shall be of Equivalent Actuarial Value to the benefit otherwise payable to Beneficiary on the date the Member would have attained age 55. Notwithstanding any foregoing provision to the contrary, payment of the optional Supplemental Pre-Retirement Survivor Benefit must commence as of the same date payment of the Automatic Pre-Retirement Survivor Benefit commences.

      Notwithstanding the foregoing, in the event the Member's Beneficiary is someone other than his or her spouse, payment of the optional Supplemental Pre-Retirement Survivor's Benefit shall commence within one year of the Member's date of death and in the event such commencement date is prior to the 55th anniversary of the Member's birth, the benefit payment to the Beneficiary shall be of Equivalent Actuarial Value to the benefit otherwise payable hereunder to the Beneficiary on the date the Member would have attained age 55.

(d) Notwithstanding any provision of Section 4.07(b) or Section 4.07(c) to the contrary, in no event shall the sum of the Automatic Pre-Retirement Survivor's Benefit payable under the provisions of Section 4.07(b) and the optional Supplemental Pre-Retirement Survivor's Benefit payable under the provisions of Section 4.07(c) to a Beneficiary be less than the amount of benefit the spouse would have received if the retirement allowance to which the Member was entitled at his or her date of death (i) had commenced on the date the spouse elects to have such Pre-Retirement Survivor's Benefit payments commence, (ii) in the form of an Automatic Joint and Survivor Annuity under Section 4.06(a)(i), and (iii) the Member had died immediately thereafter. However, in lieu of the Automatic Joint and Survivor Annuity referred to in the preceding sentence, the 80/80 Spouse's Annuity Option described in Section 4.06(b)(ii) shall be used to compute the amount payable to the spouse if, within the 90 day period prior to his or her Annuity Starting Date, the Member had elected such optional form of payment.

(e) Benefits payable to an estate or trust - If a Member's Beneficiary under this Section 4.07 is his or her estate or a trust, the benefits otherwise payable under Section 4.07(b), and, if elected, under Section 4.07(c) shall be commuted into a single lump sum amount, which amount shall be determined by multiplying the benefits otherwise payable by the appropriate factor in Tables 4 or 5 of Appendix A and calculated by assuming the Beneficiary had been a person of the same age as the Member at the Member's date of death. In no event shall the amount of the lump sum be less than the amount required by applicable law. The payment of such single lump sum amount shall represent the full and total payment of all benefits due under the Plan. The Retirement Committee shall resolve any questions arising hereunder on a basis uniformly applicable to all Members similarly situated.

(f) If the Member's Beneficiary dies during the period coverage is effective under Sections 4.07(b) and Section 4.07(c), the Beneficiary designation shall thereby be canceled. However, coverage under Section 4.07(b) and, if elected, under Section 4.07(c) shall nevertheless continue in full effect. The Member's Beneficiary thereafter shall be in accordance with his or her subsequent designation of a new Beneficiary or in accordance with the term "Beneficiary" as defined herein.

      If the Member's Beneficiary is his or her spouse and if the Member's marriage to said spouse is legally dissolved by a divorce decree, the Beneficiary designation under Sections 4.07(b) and 4.07(c) shall remain in effect until a subsequent Beneficiary designation is submitted by the Member to the Retirement Committee or until the Member remarries. Coverage under Section 4.07(b) and, if elected, under Section 4.07(c) shall continue in full effect.

      A Member may change his or her Beneficiary designation at any time after receiving the written explanation described in Section 4.07(g), subject to Spousal Consent. Any such change shall become effective on the first day of the calendar month coincident with or next following the (i) date the notice of change is received by the Retirement Committee or (ii) the date specified in such notice, if later, and the original designation shall remain in effect until such date.

(g) The Retirement Committee shall furnish to each Member a written explanation in non-technical language which describes (i) the terms and conditions of the Automatic Pre-Retirement Survivor's Benefit and the Optional Supplemental Pre-Retirement Survivor's Benefit, (ii) the Member's right to make an election to designate a Beneficiary other than his or her spouse and the effect of such election, (iii) the right to revoke, prior to the Annuity Starting Date, such designation and the effect of such revocation, and (iv) the rights of the Member's spouse, if any. The Retirement Committee shall furnish this written explanation to each Member during the period beginning one year prior to the earlier of (i) the date the Member retires pursuant to the provision of Section 4.04(a)(ii), (ii) the date the Member reaches the 55th anniversary of his or her birth and completes 10 years of Eligibility Service, or (iii) in the Member's Normal Retirement Date, and ending within one year after such date.

(h) A Member may revoke an election made under Section 4.07(c) at any time prior to his or her Annuity Starting Date. There shall be no further reduction to the Member's retirement allowance for any period during which an election under Section 4.07(c) is not in effect. The Member may make a new election at any time thereafter and any subsequent election shall become effective one year after the first day of the calendar month coincident with or next following the (i) date the notice is received by the Retirement Committee or (ii) the date specified in such notice, if later.

      If the Member dies prior to the time an election under Section 4.07(c) becomes effective, the election shall thereby be canceled.

      Any designation of a Beneficiary and any election made under Section 4.07 (including any waiver or revocation of either of them) shall be made on a form approved by and filed with the Retirement Committee and in accordance with the term "Beneficiary" as defined in this Section 4.07.

4.08  Maximum benefits

(a) The maximum annual postponed, normal, standard early or special early retirement allowance, death in service benefit, or vested benefit payable under the Plan in the form of a life annuity when added to any pension attributable to contributions of the Company or an Associated Company provided to the Member under any other qualified defined benefit Plan payable in the form of a life annuity (collectively referred to in this Section as "retirement allowance"), shall be equal to the lesser of:

      (i) $90,000 adjusted in accordance with regulations issued under Section 415 of the Internal Revenue Code by the Secretary of the Treasury or his or her delegate; provided, however, that each year in which such an adjustment is made, it shall not become effective prior to January 1 of such year, or

      (ii) the Member's average annual remuneration during the three consecutive years of service with Company or Associated Company affording the highest such average or during all of the years of such service if less than three years;

      provided that, if a Member's total years of membership in the Plan and the Prior Salaried Plan are less than 10 years, the maximum annual retirement allowance in subparagraph (i) above shall be multiplied by the ratio which the Member's total years of membership bears to 10. If the Member has less than 10 years of service with the Company or any Associated Company, the maximum annual retirement allowance provided in subparagraph (ii) shall be multiplied by the ratio which the Member's total years of service with the Company or any Associated Company bears to 10.

      If the Member's retirement allowance is payable in the form of joint and survivor annuity which constitutes a qualified joint and survivor annuity as defined in Section 417 of the Code, the modification of the retirement allowance for that form of payment shall be made before the application of the maximum limitation, and, as so modified, shall be subject to such limitation. Effective as of September 1, 1995, if the Member's retirement allowance is payable in a form that is neither a life annuity for the life of the Member nor in the form of a qualified joint and survivor annuity as defined in Section 417 of the Code, the maximum retirement allowance payable in clause (i) or clause
      (ii) above shall be of Equivalent Actuarial Value to the maximum benefit payable as a life annuity, such Equivalent Actuarial Value to be calculated using the Plan's factors for computing optional benefits, or if less, using factors calculated from the IRS Mortality Table, if applicable, and either the IRS Interest Rate if the benefit is subject to the provisions of Section 417(e)(3) of the Code or 5 percent otherwise.

(b) If the retirement allowance begins before the Member's Social Security Retirement Age but on or after his or her 62nd birthday, the maximum retirement allowance in subparagraph (i) of paragraph (a) shall be reduced by 5/9 of one percent for each of the first 36 months plus 5/12 of one percent for each additional month by which the Member is younger than the Social Security Retirement Age at the date his or her retirement allowance begins. If the retirement allowance begins before the Member's 62nd birthday, the maximum retirement allowance in subparagraph (i) of paragraph (a) shall be of Equivalent Actuarial Value to the maximum benefit payable to age 62 as determined in accordance with the preceding sentence.

      If the retirement allowance begins after the Member's Social Security Retirement Age, the maximum retirement allowance in subparagraph (i) of paragraph (a) shall be of Equivalent Actuarial Value to that maximum benefit payable at the Social Security Retirement Age. Effective

      September 1, 1995, for purposes of this paragraph (b), Equivalent Actuarial Value shall be determined on the basis of the factors in Table 7 as in effect on that date.

      As of January 1 of each calendar year commencing on or after January 1, 1988, the dollar limitation as determined by the Commissioner of Internal Revenue for that calendar year shall become effective as the maximum permissible dollar amount of retirement allowance payable under the Plan during the calendar year, including any retirement allowance payable to Members who retired prior to that calendar year, in lieu of the dollar amount in sub-paragraph (i) of paragraph (a).

(c) In the case of a Member who is participating in the Rayonier Inc. Investment and Savings Plan for Salaried Employees or any other defined contribution plan or plans of the Company or Associated Company, the maximum benefit limitation shall not exceed the adjusted limitation computed as follows:

      (i) Determine the "defined contribution fraction" as set forth in sub-paragraph (i) of the following paragraph (d).

      (ii) Subtract the result of (i) from one (1.0) with the result not to be less than zero.

      (iii) Multiply the dollar amount in Section 4.08(a)(i) by 1.25.

      (iv)  Multiply the amount described in Section 4.08(a)(ii) by 1.4.

      (v) Multiply the lesser of the result of (iii) or the result of (iv) by the result of (ii) to determine the adjusted maximum benefit limitation applicable to the Member.

(d)   For purposes of this Section 4.08(d)

      (i) The "defined contribution fraction" for a Member who is participating in the Rayonier Inc. Investment and Savings Plan for Salaried Employees or any other defined contribution plan or plans of the Company or an Associated Company shall be a fraction, the numerator of which is the sum of the following:

            (1) the Company's and Associated Company's contributions credited to the Member's accounts under all defined contribution plans (whether or not terminated) ever maintained by the Company or an Associated Company, including the amount of any contribution made on a Member's behalf on a salary reduction basis under any such plan qualified under Section 401(k) of the Internal Revenue Code,

            (2) any forfeitures allocated to his or her accounts under such plan or plans, but reduced by any amount permitted by regulations promulgated by the Commissioner of Internal Revenue; and the denominator of which is the lesser of the following amounts determined for each year of the Member's Eligibility Service:

            (3) 1.25 multiplied by the maximum dollar amount allowed by law for that year; or

            (4) 1.4 multiplied by 25% of the Member's remuneration for that year.

      (ii) a "defined contribution plan" means a qualified pension plan which provides for an individual account for each participant and for benefits based solely upon the amount contributed to the participant's account, and any income, expenses, gains and losses, and any forfeitures of accounts of other participants which may be allocated to that participant's accounts, subject to (iii) below;

      (iii) a "defined benefit plan" means any qualified pension plan which is not a defined contribution plan; however in the case of a defined benefit plan which provides a benefit which is based partly on the balance of the separate account of a participant, that plan shall be treated as a defined contribution plan to the extent benefits are based on the separate account of a participant and as a defined benefit plan with respect to the remaining portion of the benefits under the plan; and

      (iv) the term "remuneration" for purposes of this Section 4.08 with respect to any Member shall mean the wages, salaries and other amounts paid to such Member by the Company for personal services actually rendered, determined after any pre-tax contributions under a "qualified cash" or deferred arrangement (as defined under Section 401(k) of the Code and applicable regulations) or under a "cafeteria plan (as defined under Section 125 of the Code and its applicable regulations), and shall include, without being limited to, bonuses, overtime payments and commissions; and shall exclude deferred compensation, stock options and other distributions which receive special tax benefits under the Code.

4.09  No duplication

      Except as hereinafter provided, there shall be deducted from any retirement allowance or vested benefit payable under this Plan the part of any pension or comparable benefit, including any lump sum payment, provided by employer contributions which Rayonier Inc., any Participating Unit, (including any former Participating Unit divested by Rayonier Inc.), any Associated Company or any affiliate of the Company is obligated to pay or has paid to or under any defined benefit plan or other agreement which provides for benefits comparable to those benefits paid under a defined benefit plan (except for any pension plan or other agreement which provides for the payment of that portion of any benefits accrued under the Plan but not payable from the Plan on account of Section 1.02 or Section 4.08) with respect to any service rendered on or after March 1, 1994 which is Benefit Service for purposes of computation of benefits under this Plan.

4.10  Payment of benefits

(a)   Unless otherwise provided under an optional benefit elected pursuant to
      Section 4.06, the survivor's benefits available under Section 4.07, or the provisions of Section 4.10(e)(ii), all retirement allowances, vested benefits or other benefits payable under the Plan will be paid in monthly installments as of the end of each month beginning with (i) the month in which a Member has reached his or her Normal Retirement Date and has retired from active service, (ii) the month in which a Member has reached his or her Postponed Retirement Date and has retired from active service,
      (iii) the month in which a Member, upon proper application, has requested commencement of his or her vested benefit or early retirement allowance, or (iv) the month in which benefits under an optional benefit under
      Section 4.06 or the survivor's benefits under Section 4.07 become payable, whichever is applicable. Such monthly installments shall cease with the payment for the month in which the recipient dies. In no event shall a retirement allowance or vested benefit be payable to a Member who continues in or resumes active service with the Company or an Associated Company for any period between his or her Normal Retirement Date and Postponed Retirement Date, except as provided in Sections 4.02(d), and 4.10(e).

(b)   In any case, a lump sum payment equal to the vested benefit payable under
      Section 4.05 or the vested spouse's benefit payable under Section 4.07(a) multiplied by the appropriate factor contained in Table 4, 5 or 6 of Appendix A shall be made in lieu of any vested benefit payable to a former Member or any vested spouse's benefit payable to a spouse of a Member or a former Member, if the lump sum present value of such benefit amounts to $3,500 ($5,000 effective January 1, 1998) or less. In no event, however, with respect to any Member who terminates employment prior to September 1, 1995, shall that adjustment factor produce a lump sum that is less than the amount determined by using the interest rate assumption used by the Pension Benefit Guaranty Corporation for valuing benefits for determining lump sum payments under single employer plans that terminate on January 1 of the Plan Year in which the Annuity Starting Date occurs. With respect to any Member who terminates employment on or after September 1, 1995, the lump sum present value shall be based on the IRS Mortality Table and the IRS Interest Rate. The lump sum payment may be made at any time on or after the date the Member has terminated employment or died, but in any event prior to the date his or her benefit payment would have otherwise commenced.

      In the event a Member is not entitled to any retirement allowance or vested benefit upon his or her termination of employment, he or she shall be deemed "cashed-out" under the provisions of this paragraph (b) as of the date he or she terminated service.

(c) In the event that the Retirement Committee shall find that a person to whom benefits are payable is unable to care for his or her affairs because of illness or accident or is a minor or has died, then, unless claim shall have been made therefor by a legal representative, duly appointed by a court of competent jurisdiction, the Retirement Committee may direct that any benefit payment due him or her be paid to his or her spouse, a child, a parent or other blood relative, or to a person with whom he or she resides, and any such payment made shall be a complete discharge of the liabilities of the Plan therefor.

(d) Before any benefit shall be payable to a Member, a former Member, or other person who is or may become entitled to a benefit hereunder, such Member, former Member, or other person shall file with the Retirement Committee such information as it shall require to establish his or her rights and benefits under the Plan.

(e)   (i)   Except as otherwise provided in this Article 4, payment of a
            Member's retirement allowance or a former Member's vested benefit shall begin as soon as administratively practicable following the latest of (1) the Member's Normal Retirement Age or (2) the date he or she terminates service with the Company and all Associated
            Companies (but not more than 60 days after the close of the Plan
            Year in which the latest of (1) or (2) occurs).

      (ii) Notwithstanding anything contained in the Plan to the contrary, in the case of a Member who owns either (1) more than five percent of the outstanding stock of the Company or (2) stock possessing more than five percent of the total combined voting power of all stock of the Company, the Member's retirement allowance shall begin not later than the April 1 following the calendar year in which he or she attains age 70-1/2.

            Payment of any other Member's retirement allowance or vested benefit shall begin not later than April 1 of the calendar year following the calendar year in which the Member attains age 70-1/2, provided that such commencement of benefit payments while in active service shall not be required with respect to a Member who attains age 70-1/2 prior to January 1, 1988 and who is not a five percent owner as described above.

(f) Notwithstanding any other provision of this Article 4, all distributions from this Plan shall conform to the regulations issued under Section 401(a)(9) of the Code, including the incidental death benefit provisions of Section 401(a)(9)(G) of the Code. Further, such regulations shall override any plan provision that is inconsistent with Section 401(a)(9) of the Code.

4.11  Reemployment of former Member or retired Member

(a) Cessation of benefit payments. If a former Member or a retired Member entitled to or in receipt of a vested benefit or retirement allowance is reemployed by the Company or by an Associated Company as an Employee or as other than an Employee, but not as a Non-Benefits Worker, any benefit payments he or she is receiving shall cease, except as otherwise provided in Section 4.02(c) and Section 4.10(e). If a former Member or a retired Member returns to the Company or an Associated Company as a Non-Benefits Worker, benefit payments shall continue and paragraphs (b) and (c) shall not apply.

(b)   Optional forms of pension benefits

      (i) If the Member is reemployed in a capacity other than as a Non-Benefits Worker any previous election of an optional benefit under Section 4.06 or a survivor's benefit under Section 4.07 shall be revoked and the terms and conditions of subparagraph (ii) of this paragraph (b) shall apply.

      (ii) Any Member who is at least age 55 with 10 or more years of Eligibility Service when he or she is reemployed in a capacity other than as a Non-Benefits Worker shall, with respect to the vested benefit or retirement allowance earned prior to his or her reemployment and with respect to any additional benefits earned during reemployment, be covered by the provisions of Section 4.07(b) -- Pre-Retirement Survivor's Benefit and be eligible to elect coverage under Section 4.07(c) Supplemental Pre-Retirement Survivor's Benefit. Coverage under Section 4.07(b) shall be effective on the first day of the calendar month coincident with or next following the date of his or her reemployment and any previous election shall remain in effect until such date. If, within 30 days after reemployment, the Member elects coverage under Section 4.07(c), such coverage shall be effective as of the first day of the calendar month coincident with or next following the date of his or her reemployment. If the Member does not make an election under
            Section 4.07(c) within 30 days after his or her reemployment or he or she waives such coverage, any later election shall become effective one year after the first day of the calendar month coincident with or next following the date notice is received by the Retirement Committee or on the date specified in such notice, if later.

            Any Member or former Member with 5 or more years of Eligibility Service who is less than age 55 when he or she is reemployed shall be covered by the provisions of Sections 4.07(a)(i) -- Automatic Vested Spouse's Benefit until he or she attains age 55 and such coverage shall be effective on the first day of the calendar month coincident with or next following the date of his or her reemployment and any previous election shall remain in effect until such date. Such former Member and any other Member or former Member shall be covered by the provisions of Section 4.07(b) -- Pre-Retirement Survivor's Benefit and shall be eligible to elect coverage under Section 4.07(c) Supplemental Pre-Retirement Survivor's Benefit upon the later of the date he or she attains age 55, the date he or she completes 10 years of Eligibility Service, or his or her Normal Retirement Date, and such coverage shall be in accordance with the provisions of such Sections and shall apply with respect to his or her retirement allowance or vested benefit earned prior to his or her reemployment, as well as any additional benefits earned during reemployment.

(c)   Benefit payments at subsequent termination or retirement

      (i) In accordance with the procedure established by the Retirement Committee on a basis uniformly applicable to all Members similarly situated, upon the subsequent retirement of a Member in service after his or her Normal Retirement Date, payment of such Member's retirement allowance shall resume no later than the third month after the final month during the reemployment period in which he or she is credited with at least eight days of service.

      (ii) Upon the subsequent retirement or termination of employment of a retired or former Member, the Retirement Committee shall, in accordance with rules uniformly applicable to all Members similarly situated, determine the amount of vested benefit or retirement allowance which shall be payable to such Member at such subsequent retirement or termination. Such vested benefit or retirement allowance shall not be less than the sum of (1) the original amount of vested benefit or retirement allowance previously earned by such Member in accordance with the terms of the Plan in effect during such previous employment adjusted to reflect the election of any survivor's benefits pursuant to

            Section 4.07(a)(ii) or 4.07(c) and reduced by an amount of Equivalent Actuarial Value to the benefits, if any, he or she received before the earlier of the date of his or her restoration to service or his or her Normal Retirement Date and (2) any additional vested benefit or retirement allowance earned during his or her period of reemployment, such amounts to be adjusted to reflect the election during reemployment of any survivor's benefits pursuant to
            Section 4.07(a)(ii) or 4.07(c). Notwithstanding anything to the contrary contained in this Plan, with respect to an Employee who has incurred a break in service, the vested benefit or retirement allowance for Benefit Service credited prior to the date of reemployment shall not be re-calculated or increased unless the period of the Member's break in service is less than the greater of
            (1) five years or (2) the service rendered prior to such break and until the Member, regardless of his or her vested status, has completed at least twelve months of Eligibility Service following his or her reemployment and, in such event, the re-calculated vested benefit or retirement allowance, prior to any optional modification in accordance with the provisions of Section 4.06, shall be reduced by an amount determined by dividing the sum of any payments previously received by the former Member or retired Member before the earlier of his or her restoration to service or his or her Normal Retirement Date by the appropriate factor contained in Table 5 of Appendix A; provided that no such reduction shall reduce such retirement allowance or vested benefit below the amount determined pursuant to clause (1) of the preceding sentence.

(d) Questions relating to reemployment of former Members or retired Members. If, at subsequent termination of employment or retirement, any question shall arise under this Section 4.11 as to the calculation or re-calculation of a reemployed former Member's or retired Member's vested benefit or retirement allowance or election of an optional form of benefit under the Plan, such question shall be resolved by the Retirement Committee on a basis uniformly applicable to all Members similarly situated.

4.12  Top-heavy provisions

(a)   The following definitions apply to the terms used in this Section:

      (i) "applicable determination date" means the last day of the preceding Plan Year;

      (ii) "top-heavy ratio" means the ratio of (A) the present value of the cumulative Accrued Benefits under the Plan for key employees to (B) the present value of the cumulative Accrued Benefits under the Plan for all key employees and non-key employees; provided, however, that if a key employee has not performed services for the Company at any time during the 5-year period ending on the applicable determination date, any Accrued Benefit for such individual (and any account balances of such individual) shall not be taken into account;

      (iii) "applicable valuation date" means the date within the preceding Plan Year as of which annual Plan costs are or would be computed for minimum funding purposes;

      (iv) "key employee" means an Employee determined to be a "key employee" in accordance with the provisions of Section 416(i)(1) and (5) of the Code and any regulations thereunder, and, where applicable, on the basis of the Employee's remuneration (defined as set forth in Section 4.08(d)(iv) of the Plan except that any pre-tax contributions under a "qualified cash or deferred arrangement as defined in Section 401(k) of the Code and its applicable regulations, or under a "cafeteria plan" as defined in Section 125 of the Code and its applicable regulations shall be included) from the Company or an Associated Company;

      (v)   "non-key employee" means any employee who is not a key employee;

      (vi) "average remuneration" means the average annual remuneration of a Member for the five consecutive years of his or her Eligibility Service during which he or she received the greatest aggregate remuneration from the Company or Associated Company, excluding any remuneration for service after the last Plan Year with respect to which the Plan is top-heavy;

      (vii) "required aggregation group" means each other qualified plan of the Company or an Associated Company (including plans that terminated within the five-year period ending on the determination date) in which there are members who are key employees or which enables the Plan to meet the requirements of Section 401(a)(4) or 410 of the Code; and

      (viii)"permissive aggregation group" means each plan in the required aggregation group and any other qualified plan(s) of the Company or an Associated Company in which all members are non-key employees, if the resulting aggregation group continues to meet the requirements of Sections 401(a)(4) and 410 of the Code.

(b) For purposes of this Section 4.12, the Plan shall be "top-heavy" with respect to any Plan Year if, as of the applicable determination date, the top-heavy ratio exceeds 60 percent. The top-heavy ratio shall be determined as of the applicable valuation date in accordance with Section 416(g)(3) and (4)(B) of the Code on the basis of the same mortality and interest rate assumptions used to value the Plan. For purposes of determining whether the Plan is top-heavy, the present value of Accrued Benefits under the Plan will be combined with the present value of accrued benefits or account balances under each other plan in the required aggregation group, and, in the Company's discretion, may be combined with the present value of accrued benefits or account balances under any other qualified plan(s) in the permissive aggregation group. The Accrued Benefit of a non-key employee under the Plan or any other defined benefit plan in the aggregation group shall be (i) determined under the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Company or an Associated Company or (ii) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule described in Section 411(b)(i)(C) of the Code.

(c) The following provisions shall be applicable to Members for any Plan Year with respect to which the Plan is top-heavy:

      (i) In lieu of the vesting requirements specified in Section 4.05, the following vesting schedule shall apply:

             Years of Eligibility Service    Percentage Vested
             ----------------------------    -----------------
                Less than 2 years                      0%
                          2 years                     20
                          3 years                     40
                          4 years                     60
                          5 or more years            100

      (ii) The Accrued Benefit of a Member who is a non-key employee shall not be less than two percent of his or her "average remuneration" multiplied by the number of years of his or her Eligibility Service, not in excess of 10, during the Plan Years for which the Plan is top-heavy. Such minimum benefit shall be payable at a Member's Normal Retirement Date. If payments commence at a time other than the Member's Normal Retirement Date, the minimum Accrued Benefit shall be of Equivalent Actuarial Value to such minimum benefit, as determined on the basis of the actuarial assumptions stated in Section 4.14(b) above.

      (iii) The multiplier "1.25" in subsections (c)(iii) and (d)(i)(3) of
            Section 4.08 shall be reduced to "1.0".

(d) If the Plan is top-heavy with respect to a Plan Year and ceases to be top-heavy for a subsequent Plan Year, the following provisions shall be applicable:

      (i) The Accrued Benefit in any such subsequent Plan Year shall not be less than the minimum Accrued Benefit provided in Section 4.12(c)
            (ii) above, computed as of the end of the most recent Plan Year for which the Plan was top-heavy.

      (ii) If a Member has completed three years of Eligibility Service on or before the last day of the most recent Plan Year for which the Plan was top-heavy, the vesting schedule set forth in Section 4.12(c)(i) above shall continue to be applicable.

      (iii) If a Member has completed at least two, but less than three years of Eligibility Service on or before the last day of the most recent Plan Year for which the Plan is top-heavy, the vesting provisions of
            Section 4.05 shall again be applicable; provided, however, that in no event shall the vested percentage of a Member's accrued benefit be less than the percentage determined under Section 4.12(c)(i) above as of the last day of the most recent Plan Year for which the Plan was top-heavy.

4.13 Payment of Medical Benefits for Benefits for Certain Members who retire under the Plan This Section 4.13 defines the basis of providing medical benefits to eligible Members or their eligible dependents as defined below for those expenses incurred by such Members or their eligible dependents on or after the date specified by the Board of Directors.

(a) In order to be eligible for the benefits provided hereunder, a person must be a Plan Member who retired under the Plan provisions during the period designated by the Retirement Committee and be currently eligible for post-retirement medical benefits under a plan maintained by the Company and hereinafter referred to as the "Medical Plan" or be an eligible dependent of such a Member. To the extent they are not otherwise reimbursed from Company assets, covered medical expenses incurred during the applicable period shown below by such a Member or his or her eligible dependents shall be reimbursed hereunder.

(b)   The level of medical benefits covered under the provisions of this Section
      4.13 shall be the medical coverage in effect under the terms of the Medical Plan. Except as provided in Article 10, such medical coverage or benefit plan may be withdrawn or amended from time to time as the Company shall determine.

(c) Except as provided in Section 4.13(e), all contributions made to the trust to provide medical benefits under this Section 4.13 shall be maintained in a separate account and such assets may not be used for or diverted to any purpose other than to provide said medical benefits; provided, however, none of the assets so set aside may be used to provide medical benefits for a Member, former Member or their dependents if the Member or former Member is a "key employee" as determined in accordance with the provisions of Section 416(i)(1) and (5) of the Internal Revenue Code. Similarly, none of the assets accumulated to provide the retirement allowances or vested benefits set forth in the foregoing provisions of this Article 4 may, prior to the termination of the Plan and satisfaction of all the liabilities for such retirement allowances or vested benefits, be used or diverted to provide medical benefits under this Section 4.13. The assets, if any, accumulated to provide medical benefits under this Section 4.13 may be invested pursuant to the provisions of Article 7.

(d) It is the intention of the Company to continue providing medical benefits under this Section 4.13 and to make contributions to the Trustee to fund such medical benefits in such amounts as the Company shall deem necessary or appropriate. The aggregate contributions made to fund the medical benefits provided under this Section, when added to the actual contributions for any life insurance protection provided under the Plan, shall not exceed 25 percent of the total actual contributions made to the Plan (other than contributions to fund past service credits) after the later of the adoption or effective date of this Section. Any forfeitures of a Member's interest in the medical benefit accounts as provided hereunder prior to any discontinuance of medical benefits by the Board of Directors shall be applied to reduce any subsequent Company contributions made pursuant to this Section 4.13.

(e) Except as provided in Article 10, the Board of Directors may discontinue providing medical benefits under this Section 4.13 for any reason at any time, in which event the assets allocated to provide medical benefits hereunder, if any remain, shall, to the extent they are not otherwise reimbursed from Company assets, be used to continue medical benefits to Members who are eligible for them prior to the discontinuance date as long as any assets remain. However, if, after the satisfaction of all medical benefits provided hereunder, there remain any assets, the program shall be deemed to be terminated and such remainder shall be returned to the Company, in accordance with Section 401(h)(5) of the Code.

4.14 Transfers from Hourly Plans maintained by the Company or an Associated Company At the discretion and direction of the Retirement Committee, the Plan may accept from a hourly pension plan maintained by the Company or an Associated Company which is qualified under Section 401(a) of the Code a transfer of (i) liabilities with respect to the accrued benefit under such hourly plan of a Member who has employment with the Company rendered otherwise than as an Employee recognized as Benefit Service pursuant to the provisions of Section 2.02(c) of the Plan and (ii) with respect to such liabilities, any assets determined by the Company to be applicable.

      All such transfers shall be made in accordance with the provisions of the Code and ERISA.

4.15  Direct Rollover of Certain Distributions

      Notwithstanding any other provision of this Plan, with respect to any distribution from this Plan which is (a) payable to a "distributee" and
      (b) determined by the Retirement Committee to be an "eligible rollover distribution", such distributee may elect, at the time and in the manner prescribed by the Retirement Committee, to have the Plan make a "direct rollover" of all or part of such distribution to an "eligible retirement plan" which accepts such rollover. The following definitions apply to the terms used in this Section:

      (a) a "distributee" means a Member or former Member. In addition, the Member's or former Member's surviving spouse and the Member's or former Member's spouse or former spouse who is the alternate payee under a qualified domestic relations order as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse;

      (b) an "eligible rollover distribution" is any distribution of all or any portion of the retirement allowance or vested benefit owing to the credit of a distributee, except that the following distributions shall not be eligible rollover distributions: (i) any distribution that is one of a series of substantially equal periodic payments made for the life or life expectancy of the distributee or the joint lives or joint life expectancies of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more, (ii) any distribution required under Section 401(a)(9) of the Code and (iii) the portion of a distribution not includible in gross income;

      (c) an "eligible retirement plan" is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code or a qualified trust described in Section 401(a) of the Code that accepts the eligible rollover distribution; however, in the case of an eligible rollover distribution to the Member's surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity only; and

      (d) "direct rollover" means a payment by the Plan directly to the eligible retirement plan specified by the distributee.

      In the event that the provisions of this Section 4.15 or any part thereof cease to be required by law as a result of subsequent legislation or otherwise, this Section 4.15 or applicable part thereof shall be ineffective without necessity of further amendment of the Plan.

                       ARTICLE 5 - ADMINISTRATION OF PLAN

5.01 The responsibility for carrying out all phases of the administration of the Plan except those phases connected with the management of assets, shall be placed in a Retirement Committee of not less than three persons appointed from time to time by the Board of Directors to serve at the pleasure of the Board of Directors. The Board of Directors may also designate alternate members to act in the absence of the regular members. The Board of Directors shall designate a Chairman of the Retirement Committee from among the regular members and a Secretary who may be, but need not be, one of its members. Any member of the Retirement Committee may resign by delivering his or her written resignation to the Board of Directors and the Secretary of the Retirement Committee.

5.02 The responsibility for the management of the assets of the Plan shall be placed in a Pension Fund Trust and Investment Committee of not less than three persons appointed from time to time by the Board of Directors to serve at the pleasure of the Board of Directors. The Board of Directors may also designate alternate members to act in the absence of the regular members. The Board of Directors shall designate a Chairman of the Pension Fund Trust and Investment Committee from among the regular members and a Secretary who may be, but need not be, one of the members of the Pension Fund Trust and Investment Committee. Any member of the Pension Fund Trust and Investment Committee may resign by delivering his or her written resignation to the Board of Directors and the Secretary of the Pension Fund Trust and Investment Committee.

5.03 The Retirement Committee and the Pension Fund Trust and Investment Committee (hereinafter collectively referred to as the ("Committees") are designated as named fiduciaries within the meaning of Section 402(a) of the Employee Retirement Income Security Act of 1974.

5.04 The Committees shall hold meetings upon such notice, at such place or places, and at such time or times as each may respectively determine. The action of at least a majority of the members, or alternate members, of a Committee expressed from time to time by a vote at a meeting or in writing without a meeting shall constitute the action of that Committee and shall have the same effect for all purposes as if assented to by all members of such Committee at the time in office. No member of either Committee shall receive any compensation for his or her service as such.

5.05 Each Committee may authorize one or more of its number or any agent to execute or deliver any instrument or make any payment on its behalf; may retain counsel, employ agents and such clerical, accounting and actuarial services as it may require in carrying out the provisions of the Plan for which it has responsibility; may allocate among its members or to other persons all or such portion of its duties hereunder as it, in its sole discretion, shall decide.

5.06 The Pension Fund Trust and Investment Committee shall be responsible for managing the assets under the Plan. If it deems such action to be advisable, the Committee, subject to the provisions of the trust instrument(s) adopted for use in implementing the Plan pursuant to Section
      7.01 hereof, may:

      (a) provide direction to the trustee(s) thereunder, including, but not by way of limitation, the direction of investment of all or part of the Plan assets and the establishment of investment criteria, and

      (b) appoint and provide for use of investment advisors and investment managers.

      In discharging its responsibility, the Committee shall evaluate and monitor the investment performance of the trustee(s) and investment manager, if any.

5.07 Subject to the limitations of the Plan, the Retirement Committee from time to time shall establish rules or regulations for the administration of the Plan and the transaction of its business. The Retirement Committee shall have full discretionary authority, except as to matters which the Board of Directors from time to time may reserve to itself, to interpret the Plan and to make factual determinations regarding any and all matters arising hereunder, including but not limited to, the right to determine eligibility for benefits and to construe the terms of the Plan including the right to remedy possible ambiguities, inequities, inconsistencies or omissions. The Retirement Committee shall also have the right to exercise powers otherwise exercisable by the Board of Directors hereunder to the extent that the exercise of such powers does not involve the management of Plan assets. In addition, the Retirement Committee shall have the further right to exercise such powers as may be delegated to the Retirement Committee by the Board of Directors.

      Subject to applicable Federal and State Law, all interpretations, determinations and decisions of the Retirement Committee or the Board of Directors in respect of any matter hereunder shall be final, conclusive and binding on all parties affected thereby.

5.08 The members of the Committees shall use that degree of care, skill, prudence and diligence in carrying out their duties that a prudent man, acting in a like capacity and familiar with such matters, would use in the conduct of an enterprise of a like character and with like aims. A member of either Committee shall not be liable for the breach of fiduciary responsibility of another fiduciary unless:

      (a) the person participates knowingly in, or knowingly undertakes to conceal, an act or omission of such other fiduciary, knowing such act or omission is a breach; or

      (b) by the person's failure to discharge such person's duties solely in the interest of the Members and other persons entitled to benefits under the Plan, for the exclusive purpose of providing benefits and defraying reasonable expenses of administering the Plan not met by the Company, the person has enabled such other fiduciary to commit a breach; or

      (c) the person has knowledge of a breach by such other fiduciary and does not make reasonable efforts to remedy the breach; or

      (d) if the Committee of which the person is a member improperly allocates responsibilities among its members or to others and the person fails to review prudently such allocation.

5.09 The Retirement Committee, the Pension Fund Trust and Investment Committee, and the Company shall be "named fiduciaries" within the meaning of Section 402(a) of ERISA.

                            ARTICLE 6 - CONTRIBUTIONS

6.01 It is the intention of the Company to continue the Plan and make regular contributions to the Trustee each year in such amounts as are necessary to maintain the Plan on a sound actuarial basis and to meet minimum funding standards as prescribed by any applicable law. However, subject to the provisions of Article 8, the Company may reduce or suspend its contributions for any reason at any time. Any forfeitures shall be used to reduce the Company contributions otherwise payable, and will not be applied to increase the benefits any Member or other person would otherwise receive under the Plan.

6.02

(a) If a contribution is conditioned on initial qualification of the Plan under Section 401(a) of the Code, and if the Commissioner of Internal Revenue, on timely application made after the establishment of the Plan, determines that the Plan is not initially so qualified, or refuses, in writing, to issue a determination as to whether the Plan is so qualified, said contribution shall be returned to the Company without interest. The return shall be made within one year after the date of the final determination of the denial of qualification. The provisions of this paragraph (a) shall apply only if the application for the determination is made by the time prescribed by law for filing the Company's return for the taxable year in which the Plan was adopted, or such later date as the Secretary of the Treasury may prescribe.

(b) The Company's contributions to the Plan are conditioned upon their deductibility under Section 404 of the Code. In the event that all or part of the Company's deductions under Section 404 of the Code for contributions to the Plan are disallowed by the Internal Revenue Service, the portion of the contributions to which such disallowance applies shall be returned to the Company without interest but reduced by any investment loss attributable to those contributions. Such return shall be made within one year after the disallowance of deduction.

                         ARTICLE 7 - MANAGEMENT OF FUNDS

7.01 All the funds of the Plan shall be held by a Trustee or Trustees including any member(s) of the Rayonier Inc. Pension Fund Trust and Investment Committee, appointed from time to time by said Committee or Rayonier, in one or more trusts under a trust instrument or instruments approved or authorized by said Committee or Rayonier Inc. for use in providing the benefits of the Plan and paying any expenses of the Plan not paid directly by the Company; provided, however, that the Pension Fund Trust and Investment Committee may, in its discretion, also enter into any type of contract with any insurance company or companies selected by it for providing benefits under the Plan.

7.02 Prior to the satisfaction of all liabilities with respect to persons entitled to benefits, except for the payment of expenses, no part of the corpus or income of the funds shall be used for, or diverted to, purposes other than for the exclusive benefit of Members and other persons who are or may become entitled to benefits hereunder, under the Prior Salaried Plan, or under any trust instrument or under any insurance contract made pursuant to this Plan.

7.03 Subject to applicable Federal and State law, no person shall have any interest in or right to any part of the corpus or income of the funds, except as and to the extent expressly provided in the Plan and in any trust instrument or under any insurance contract made pursuant to this Plan.

7.04 Subject to applicable Federal and State law, the Company shall have no liability for the payment of benefits under the Plan nor for the administration of the funds paid over to the Trustee(s) or insurer(s) except as expressly provided under this Plan.

7.05 Except as permitted by applicable Federal law, no part of the corpus or income of the trust shall be invested in securities of the Company or of any Associated Company or in real property and related personal property which is leased to the Company or any Associated Company or in the securities of the Trust or Trustees or their subsidiary companies, if any.

7.06 Notwithstanding any other provision of this Plan to the contrary, the Company may recover without interest the amount of its contributions to the Plan made on account of a mistake in fact, provided that such recovery is made within one year after the date of such contribution.

7.07 The Pension Fund Trust and Investment Committee may, in its discretion, appoint one or more investment managers (within the meaning of Section 3(38) of ERISA) to manage (including the power to acquire and dispose of) all or part of the assets of the Plan, as the Investment Committee shall designate. In that event, authority over and responsibility for the management of the assets so designated shall be the sole responsibility of that investment manager.

                   ARTICLE 8 - CERTAIN RIGHTS AND LIMITATIONS

The following provisions shall apply in all cases whenever a Member or any other person is affected thereby.

8.01  Termination of the Plan

(a) The Board of Directors may terminate the Plan for any reason at any time. In case of termination of the Plan, the rights of Members to the benefits accrued under the Plan to the date of the termination, to the extent then funded or protected by law, if greater, shall be nonforfeitable. The funds of the Plan shall be used for the exclusive benefit of persons entitled to benefits under the Plan as of the date of termination, except as provided in Section 6.02. However, any funds not required to satisfy all liabilities of the Plan for benefits because of erroneous actuarial computation shall be returned to the Company except as otherwise provided in Section 8.06. The Retirement Committee shall determine on the basis of an actuarial valuation the share of the funds of the Plan allocable to each person entitled to benefits under the Plan in accordance with Section 4044 of ERISA or corresponding provision of any applicable law in effect at the time. In the event of a partial termination of the Plan, the provisions of this Section shall be applicable only to the Members affected by that partial termination.

(b)   Plan Merger or Consolidation

      The Plan may not be merged or consolidated with, nor may its assets or liabilities be transferred to, any other plan unless each Member or other person entitled to a benefit under the Plan would, if the resulting plan were then terminated, receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he or she would have been entitled to receive immediately before the merger, consolidation, or transfer, if the Plan had then terminated; provided that, subject to the provisions of Article 10 on or after the date of the first occurrence of a Change in Control (i) no transfer of assets or liabilities, except as specifically permitted under Section 8.01(a), between the Plan and any Employee Benefit Plan, as hereinafter defined,
      (ii) no spin-off of Plan assets or Plan liabilities to any Employee Benefit Plan, (iii) no withdrawal of Plan assets, in the event such withdrawal is permitted under applicable law or (iv) no merger or consolidation of the Plan with any Employee Benefit Plan shall be permitted.

      For purposes of this Section 8.01(b), Employee Benefit Plan has the same meaning as the term "employee benefit plan" has under Section 3(3) of ERISA.

8.02 Limitation Concerning Highly Compensated Employees or Highly Compensated Former Employees

(a) The provisions of this Section shall apply (i) in the event the Plan is terminated, to any Member who is a highly compensated employee or highly compensated former employee (as those terms are defined in Section 414(q) of the Code) of the Company or an Associated Company and (ii) in any other event, to any Member or former Member who is one of the 25 highly compensated employees or highly compensated former employees of the Company or Associated Company with the greatest compensation in any Plan Year. The amount of the annual payments to any one of the Members or former Member to whom this Section applies shall not be greater than an amount equal to the payments that would be made on behalf of the Member or former Member under a single life annuity that is of Equivalent Actuarial Value to the sum of the Member's or former Member's Accrued Benefit and any other benefits payable to the Member and former Member under the Plan.

(b) If, (i) after payment of an Accrued Benefit or other benefits to any one of the Members or to whom this Section applies, the value of Plan assets equals or exceeds 110 per cent of the value of current liabilities (as that term is defined in Section 412(1)(7) of the Code) of the Plan or (ii) the value of the Accrued Benefit and other benefits of any one of the Members or former Members to whom this Section applies is less than one percent of the value of current liabilities of the Plan or (iii) the value of the Accrued Benefit and other benefits of any one of the Members or former Members to whom this Section applies does not exceed $3,500 ($5,000 effective January 1, 1998), the provisions of paragraph (a) above will not be applicable to the payment of benefits to the Member or former Member.

(c) Notwithstanding paragraph (a) of this Section , in the event the Plan is terminated, the restriction of this Section shall not be applicable if the benefits payable to any highly compensated employee and any highly compensated former employee is limited to a benefit that is nondiscriminatory under Section 401(a)(4) of the Code.

(d) If it should subsequently be determined by statute, court decision acquiesced in by the Commissioner of Internal Revenue, or ruling by the Commissioner of Internal Revenue, that the provisions of this Section are no longer necessary to qualify the Plan under the Code, this Section shall be ineffective without the necessity of further amendment to the Plan.

8.03  Conditions of Employment Not Affected by Plan

      The establishment of the Plan shall not be construed as conferring any legal rights upon any Employee or other person for a continuation of employment, nor shall it interfere with the rights of the Company to discharge any Employee or other person and to treat him or her without regard to the effect which such treatment might have upon him or her under the Plan.

8.04 Offsets - Unless the Board of Directors otherwise provides under written rules uniformly applicable to all Employees similarly situated, the Retirement Committee shall deduct from the amount of any retirement allowance or vested benefit under the Plan, any amount paid or payable to or on account of any Member under the provisions of any present or future law, pension or benefit scheme of any sovereign government, or any political subdivision thereof or any fund or organization or government agency or department on account of which contributions have been made or premiums or taxes paid by the Company, any Participating Unit, or any Associated Company with respect to any service which is Benefit Service for purposes of computation of benefits under the Plan; provided, however, that pensions payable for government service or benefits under Title II of the Social Security Act are not to be used to reduce the benefits otherwise provided under this Plan except as specifically provided herein.

8.05 Denial of Benefits - The Retirement Committee may prescribe rules on a basis uniformly applicable to all Employees similarly situated under which an Employee whose employment is terminated because of dishonesty, conviction of a felony or other conduct prejudicial to the Company may be denied any benefit or benefits for which he or she would otherwise be eligible under the Plan, except his or her retirement allowance pursuant to Section 4.01 or his or her vested benefit pursuant to Section 4.05; provided, however, that such denial is not contrary to applicable law.

8.06 Change in Control - In the event of a Change in Control the following restrictions shall apply:

      (a) Notwithstanding any other provision of the plan, in the event of a Change in Control, neither the Board of Directors, its designee, the Retirement Committee nor the Trustee may merge or consolidate the Plan with any other plan, transfer any Plan assets to any other retirement or welfare benefit plan, transfer any other welfare or retirement benefit plan's liabilities to the Plan, spin-off or split-off any part of the Plan or group of Members in the Plan, or reduce future Plan benefits, or cause or permit the Plan to acquire any security or real or personal property of the Company or any Associated Company, during the five-year period commencing on the date on which the Change in Control occurs.

      (b) Notwithstanding any other provision of the Plan, in the event of a Change in Control, neither the Board of Directors nor its designee may, during the five-year period commencing on the date on which the Change in Control occurs, designate any new Participating Units or designate any new groups of Employees as eligible to participate in the Plan.

      (c) Notwithstanding any other provision of the Plan, if at any time during the five-year period commencing on the date on which a Change in Control occurs, the Plan is terminated, any Member who was an Employee on the date of the Change in Control shall, if not previously vested, become fully vested in all Plan benefits. If the Plan has surplus assets, all of the surplus assets shall be allocated to Plan Members who were Members as of the date on which a Change in Control occurs (including Members who terminated employment with entitlement to a retirement allowance and Members who are, on the date on which a Change in Control occurs, receiving a retirement allowance) on pro rata basis, in relation to the benefits accrued prior to the date of Change in Control and none of this surplus may be recovered by the Company, any successor or any Associated Company. For purposes of this Section 8.06(c) the amount of surplus assets will be determined as part of the process of purchasing non-participating group annuity contracts in connection with the termination of the Plan. In purchasing such annuities, the Plan shall seek competitive bids from at least three unrelated insurance companies. In no event shall the increase in the Retirement Allowance payable pursuant to this paragraph cause the retirement allowance to exceed the limitations in Section 4.08 of the Plan.

      (d) Notwithstanding any other provision of the Plan, if at any time during the five-year period commencing on the date on which a Change in Control occurs (i) a Substantial Reduction in Force (as hereinafter defined) occurs or (ii) any action prohibited by paragraph (a) or (b) of this Section 8.06 is taken, then any Member who was an Employee on the date of the Change in Control shall, if not previously vested, become fully vested in all Plan benefits. Furthermore, if, as of the date either of the events described in
            (i) or (ii) above occurs, the fair market value of the Plan's assets exceeds the Plan's current liability pursuant to Section 412(l)(7) of the Code (based on the Plan's actuarial assumptions on the date the Change in Control occurs except that the interest rate shall be the maximum rate permitted under Section 412 of the Code) the amount of such excess assets shall be applied to increase, as described below, the Accrued Benefit of all Plan Members who were Members as of the date on which a Change in Control occurs. For purposes of determining the increase in Accrued Benefit under this Section 8.06(d), Plan Member includes both Members who are Employees as well as former Employees, or Beneficiaries of former Employees either entitled to future benefits or currently in receipt of Plan benefits. The Equivalent Actuarial Value of each Plan Member's Accrued Benefit shall be increased by the amount determined by multiplying (a) the Plan's excess assets as defined in this Section 8.06(d) by (b) the ratio that the Current Liability of each Plan Member bears to the sum of the Current Liability of all Plan Members. Such increased present value will be converted into an enhanced Accrued Benefit for each Plan Member. In no event, however, shall such increase cause a Plan Member's Accrued Benefit to exceed the limitation of Section 4.08 of the Plan.

            For purposes of this Section 8.06,

            (i) a "Substantial Reduction in Force" shall mean the Involuntary Separation from employment, following a Change in Control, of the percentage of Members set forth below who were Employees when the Change in Control occurred:

                  (1)   10% or more within any consecutive 12-month period.

                  (2)   15% or more within any consecutive 24-month period.

                  (3)   20% or more within any consecutive 36-month period.

                  (4)   25% or more within any consecutive 48-month period.

                  (5)   30% or more within a 60-month period; and

            (ii) "Involuntary Separation" shall mean the termination of a Member's employment with the Company as a result of Company action such as a discharge, a resignation after a reduction in pay, position or responsibilities, a retirement after the Company has requested such Member to resign or retire, a layoff, or any relocation of the work location of a Member to a place more than 35 miles from such Member's principal residence; provided, however, that an Involuntary Separation shall not be deemed to have occurred if a Member resigns or retires other than in response to a Company request, or is terminated for serious misconduct in connection with such Member's work.

      (e) In the event the Internal Revenue Service makes a final determination that the utilization of surplus assets of the Plan (or any portion thereof) in accordance with paragraph (c) or (d) of this
            Section 8.06 cannot be accomplished in any manner without disqualifying the Plan, the Company shall utilize such assets which cannot be so utilized to provide benefits to those Members who were Employees on the date of the Change in Control in any manner that the Company deems to be in the best interests of such Members and which would not disqualify the Plan. Such utilization may include the transfer of such assets to another employee benefit plan of the Company, including a voluntary employees' beneficiary association as described in Section 501(c)(9) of the Code; provided, however, that in no event shall any such assets be transferred to any entity other than a trust devoted exclusively to providing benefits to employees and retirees who were Plan Members as of the date of the Change in Control.

8.07 Prevention of Escheat - If the Retirement Committee cannot ascertain the whereabouts of any person to whom a payment is due under the Plan, the Retirement Committee may, no later than two years from the date such payment is due, mail a notice of such due and owing payment to the last known address of such person as shown on the records of the Retirement Committee or the

      Company. If such person has not made written claim therefor within three months of the date of the mailing, the Retirement Committee may, if it so elects and upon receiving advice from counsel to the Plan, direct that such payment and all remaining payments otherwise due such person be canceled on the records of the Plan and the amount thereof applied to reduce the contributions of the Company. Upon such cancellation, the Plan shall have no further liability therefor except that, in the event such person or his or her beneficiary later notifies the Retirement Committee of his or her whereabouts and requests the payment or payments due to him or her under the Plan, the amount so applied shall be paid to him or her in accordance with the provisions of the Plan.

                      ARTICLE 9 - NONALIENATION OF BENEFITS

9.01

(a) Subject to any applicable Federal and State law, no benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge except any election to make a contribution necessary to provide post-retirement medical benefits under any Plan maintained by the Company and, any attempt so to do shall be void, except as specifically provided in the Plan, nor shall any such benefit be in any manner liable for or subject to garnishment, attachment, execution or levy or liable for or subject to the debts, contracts, liabilities, engagements or torts of the person entitled to such benefit.

(b) Subject to applicable Federal and State law, in the event that the Retirement Committee shall find that any Member or other person who is or may become entitled to benefits hereunder has become bankrupt or that any attempt has been made to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge any of his or her benefits under the Plan, except as specifically provided in the Plan, or if any garnishment, attachment, execution, levy or court order for payment of money has been issued against any of his or her benefits under the Plan, then such benefit shall cease and terminate. In such event the Retirement Committee shall hold or apply the payments to or for the benefit of such Member or other person who is or may become entitled to benefits hereunder, his or her spouse, children, parents or other blood relatives, or any of them.

(c) Notwithstanding the foregoing provisions of the Plan, payment shall be made in accordance with the provisions of any judgment, decree, or, domestic relations order which:

      (i) creates for, or assigns to, a spouse, former spouse, child or other dependent of a Member the right to receive all or a portion of the Member's benefits under the Plan for the purpose of providing child support, alimony payments or marital property rights to that spouse, child or dependent,

      (ii) is made pursuant to the domestic relations law of any State (as such term is defined in Section 3(10) of ERISA,

      (iii) does not require the Plan to provide any type of benefit, or any option, not otherwise provided under the Plan, and

      (iv) otherwise meets the requirements of Section 206(d) of ERISA to be a "qualified domestic relations order" as determined by the Retirement Committee.

      If the lump sum present value of any series of payments made under the criteria set forth in paragraphs (i) through (iv) above amounts to $3,500 ($5,000 effective January 1, 1998) or less, then a lump sum payment of Equivalent Actuarial Value (determined in the manner described in Section 4.10) shall be made in lieu of the series of payments.

(d)   The Retirement Committee shall resolve any questions arising under this
      Article 9 on a basis uniformly applicable to all persons similarly situated.

                             ARTICLE 10 - AMENDMENTS

10.01 Subject to Section 10.02, the Board of Directors or its delegate reserves the right at any time and from time to time, and retroactively if deemed necessary or appropriate to conform with governmental regulations or other policies, to modify or amend in whole or in part any or all of the provisions of the Plan; provided that no such modification or amendment shall make it possible for any part of the funds of the Plan to be used for, or diverted to, purposes other than for the exclusive benefit of Members, spouses, or contingent annuitants or other persons who are or may become entitled to benefits hereunder prior to the satisfaction of all liabilities with respect to them; and that no modification or amendment shall be made which has the effect of decreasing the Accrued Benefit of any Member or of reducing the nonforfeitable percentage of the Accrued Benefit of a Member attributable to Company contributions below that nonforfeitable percentage thereof computed under the Plan as in effect on the later of the date on which the amendment is adopted or becomes effective. Any action to amend the Plan by the Board of Directors shall be taken in such manner as may be permitted under the by-laws of the Company and any action to amend the Plan by a delegate of the Board of Director shall be in writing.

10.02 Notwithstanding the above, on or after the date a Change in Control first occurs, Section 8.01, Section 8.06 and this Article 10, as they pertain to events occurring on or after the date such Change in Control occurs, may not be further amended by the Board of Directors without written consent of not less than three- quarters (3/4) of the Members and other persons then receiving to benefits under the Plan.

                                   APPENDIX A

                                     TABLE 4

                     Factors to Determine Lump Sum Payments

                 ----------------------------------------------
                          :             :          :
                   AGE    :    FACTOR   :  AGE     :    FACTOR
                          :             :          :
                 ----------------------------------------------
                   25     :    0.989    :  41      :    3.439
                   26     :    1.069    :  42      :    3.720
                   27     :    1.155    :  43      :    4.024
                   28     :    1.249    :  44      :    4.353
                   29     :    1.350    :  45      :    4.710
                   30     :    1.459    :  46      :    5.097
                   31     :    1.577    :  47      :    5.516
                   32     :    1.705    :  48      :    5.972
                   33     :    1.843    :  49      :    6.466
                   34     :    1.992    :  50      :    7.002
                   35     :    2.153    :  51      :    7.585
                   36     :    2.327    :  52      :    8.218
                   37     :    2.516    :  53      :    8.907
                   38     :    2.720    :  54      :    9.657
                   39     :    2.941    :  55      :   10.474
                   40     :    3.180    :          :
                 ----------------------------------------------

                 Note: Above factors represent present value of annuity of $1.00 per annum with payments deferred to commence at age 55.

                                   APPENDIX A

                                     TABLE 5

                    Factors to Determine Lump Sum Payments

                             ----------------------
                                      :
                                AGE   :   FACTOR
                                      :
                             ----------------------
                                55    :   10.474
                                56    :   10.323
                                57    :   10.165
                                58    :   10.001
                                59    :    9.829
                                60    :    9.651
                                61    :    9.467
                                62    :    9.278
                                63    :    9.084
                                64    :    8.885
                                65    :    8.682
                                66    :    8.476
                                67    :    8.268
                                68    :    8.057
                                69    :    7.845
                                70    :    7.631
                                71    :    7.417
                                72    :    7.201
                                73    :    6.985
                                74    :    6.768
                                75    :    6.552
                             ----------------------

                       Note:  Above factors represent
                              present value of annuity
                              of $1.00 per annum.

                                   APPENDIX A

                                    TABLE 6

                     Factors to Determine Lump Sum Payments

                      -----------------------------------------
                             :    FACTOR TO BE APPLIED TO
                             : --------------------------------
                             :   Benefit     :     Benefit
                        AGE  :   Payable     :     Payable
                             :  To Age 62    :   After Age 62
                      -----------------------------------------
                        55   :    5.314      :      5.160
                        56   :    4.724      :      5.599
                        57   :    4.086      :      6.079
                        58   :    3.397      :      6.604
                        59   :    2.649      :      7.180
                        60   :    1.839      :      7.812
                        61   :    0.958      :      8.509
                        62   :               :      9.278
                        63   :               :      9.084
                        64   :               :      8.885
                        65   :               :      8.682
                        66   :               :      8.476
                        67   :               :      8.268
                        68   :               :      8.057
                        69   :               :      7.845
                        70   :               :      7.631
                        71   :               :      7.417
                        72   :               :      7.201
                        73   :               :      6.985
                        74   :               :      6.768
                        75   :               :      6.552
                      -----------------------------------------

                      Note:  Above factors represent present
                             value of annuity of $1.00 per
                             annum.

                                   APPENDIX A

                                     TABLE 7

        Factors to Determine Maximum Benefits Prior to September 1, 1995

--------------------------------------------------------------------------------
                                             FACTOR
                     ---------------------------------------------------------
   AGE AT                                   Born After
COMMENCEMENT          Born Before        December 31, 1937      Born After
 OF BENEFIT          January 1,1938        and Before        December 31, 1954
                                         January 1, 1955
--------------------------------------------------------------------------------
     50                   0.326               0.306               0.286
     51                   0.349               0.327               0.305
     52                   0.374               0.350               0.327
     53                   0.401               0.376               0.351
     54                   0.430               0.403               0.376
     55                   0.462               0.433               0.404
     56                   0.497               0.466               0.435
     57                   0.536               0.503               0.469
     58                   0.578               0.542               0.506
     59                   0.626               0.587               0.547
     60                   0.678               0.635               0.593
     61                   0.735               0.689               0.643
     62                   0.800               0.750               0.700
     63                   0.867               0.800               0.750
     64                   0.933               0.867               0.800
     65                   1.000               0.933               0.867
     66                   1.099               1.000               0.933
     67                   1.210               1.102               1.000
     68                   1.337               1.217               1.105
     69                   1.483               1.350               1.225
     70                   1.649               1.501               1.363
     71                   1.841               1.676               1.521
     72                   2.063               1.878               1.705
     73                   2.321               2.113               1.918
     74                   2.622               2.388               2.168
     75                   2.977               2.710               2.461
--------------------------------------------------------------------------------

                                   APPENDIX A

                                     TABLE 7

        Factors to Determine Maximum Benefits Effective September 1, 1995

--------------------------------------------------------------------------------
                                             FACTOR
                     ---------------------------------------------------------
   AGE AT                                   Born After
COMMENCEMENT          Born Before        December 31, 1937      Born After
 OF BENEFIT          January 1,1938        and Before        December 31, 1954
                                         January 1, 1955
--------------------------------------------------------------------------------
     50                   0.338               0.317               0.296
     51                   0.362               0.339               0.316
     52                   0.386               0.362               0.338
     53                   0.413               0.387               0.361
     54                   0.442               0.415               0.387
     55                   0.474               0.444               0.414
     56                   0.509               0.477               0.445
     57                   0.546               0.512               0.478
     58                   0.588               0.551               0.515
     59                   0.634               0.594               0.554
     60                   0.683               0.641               0.598
     61                   0.738               0.692               0.646
     62                   0.800               0.750               0.700
     63                   0.867               0.800               0.750
     64                   0.933               0.867               0.800
     65                   1.000               0.933               0.867
     66                   1.092               1.000               0.933
     67                   1.196               1.095               1.000
     68                   1.313               1.202               1.098
     69                   1.447               1.324               1.209
     70                   1.598               1.463               1.336
     71                   1.772               1.622               1.481
     72                   1.971               1.805               1.648
     73                   2.202               2.016               1.841
     74                   2.470               2.261               2.065
     75                   2.783               2.548               2.327
--------------------------------------------------------------------------------

                                                                      APPENDIX B

           RETIREMENT PLAN FOR SALARIED EMPLOYEES OF RAYONIER INC.

                                   APPENDIX B

This Appendix B, effective as of September 1, 1995, is applicable with respect to former employees of Rayonier Inc. (or its predecessor Rayonier Incorporated) who are in receipt of a retirement allowance under the Salaried Employees Retirement Income Plan of Rayonier Incorporated as of August 31, 1995 and their spouses and beneficiaries. This Appendix B constitutes an integral part of the Plan and sets forth the particulars concerning the eligibility requirements for membership as referred to in Article 3 of the Plan.

                             ARTICLE 3 - MEMBERSHIP

Any former employee of Rayonier Inc. (or its predecessor ITT Rayonier Incorporated) who is in receipt of a retirement allowance under the Salaried Employees Retirement Income Plan of Rayonier Incorporated as of August 31, 1995 shall become a Member of the Plan on September 1, 1995, but he or she shall not accrue any Benefit Service under the Plan after such date. Such Member, or his or her spouse or beneficiary, shall be eligible for and shall receive from this Plan benefits in the same amount and payable in accordance with the same terms as the retirement allowance to which he or she was entitled under the Salaried Employees Retirement Income Plan of Rayonier Incorporated as of August 31, 1995.

                                   APPENDIX B

                                   SCHEDULE I

                  (FORMER MEMBERS OF THE SALARIED EMPLOYEES
               RETIREMENT INCOME PLAN OF RAYONIER INCORPORATED)

Effective as of October 1, 1988, the retirement allowances payable to the following retired Members or, if applicable, beneficiaries shall be supplemented in the amounts listed below (and shall be payable after the death of a retired Member in accordance with the provisions of the Plan, as applicable).

                           SOCIAL        FIRST          SECOND         TOTAL
                          SECURITY      MONTHLY        MONTHLY        MONTHLY
         NAME              NUMBER      SUPPLEMENT     SUPPLEMENT     SUPPLEMENT
         ----             --------     ----------     ----------     ----------
Vialas A. Aggergaard    ###-##-####    $   83.73      $   50.27      $  134.00
Louis H. Bock           ###-##-####       175.66          99.19         274.85
G. M. Atkinson          ###-##-####        93.06          32.84         125.90
Leonard E. Attwood      ###-##-####       175.99          80.92         256.91
Morton J. Barger        ###-##-####        35.00          10.00          45.00
Fred C. Barnhart        ###-##-####       191.15          73.74         264.89
George Bartlett         ###-##-####        58.55          30.20          88.75
John W. Bennett         ###-##-####       110.44          75.56         186.00
Paul W. Blatter         ###-##-####       178.31          74.21         252.52
William E. Breitenbach  ###-##-####       629.15         334.89         964.04
Oral S. Burnett         ###-##-####        48.28          16.49          64.77
Frances M. Cannon       ###-##-####        60.25          22.19          82.44
Evert A. Carlson        ###-##-####        89.88          37.40         127.28
Henry V. Charnell       ###-##-####       240.30         164.40         404.70
Miriam C. Christian     ###-##-####        57.41          26.40          83.81
M. A. Corbin            ###-##-####        81.33          33.85         115.18
Fred B. Doherty         ###-##-####       223.19         152.70         375.89
Frank W. Dolby          ###-##-####        53.50          27.60          81.10
Elgin W. Edmisten       ###-##-####       146.38          56.47         202.85
Harold C. Ellingson     ###-##-####        95.21          32.53         127.74
Claribel S. Forrest     ###-##-####       293.85         176.41         470.26
G. A. Franklin          ###-##-####        58.78          35.29          94.07
Betty M. Graham         ###-##-####        30.00          10.00          40.00
Rolla W. Halbert        ###-##-####       133.78          80.31         214.09
H. J. Hamilton          ###-##-####        85.42          58.44         143.86
Betty M. Hansen         ###-##-####        21.86          19.49          41.35
Kenneth E. Harris       ###-##-####       120.28          72.21         192.49
Katherine E. Hirt       ###-##-####        68.38          38.61         106.99
Milton L. Holt          ###-##-####        35.00          10.00          45.00

                          SOCIAL         FIRST          SECOND         TOTAL
                         SECURITY       MONTHLY        MONTHLY        MONTHLY
         NAME             NUMBER       SUPPLEMENT     SUPPLEMENT     SUPPLEMENT
         ----            --------      ----------     ----------     ----------
Harry L. Hooker        ###-##-####     $  131.60      $   54.77      $  186.37
Jack H. Jensen         ###-##-####         75.40          45.27         120.67
Martha B. Kitchen      ###-##-####        111.08          35.61         146.69
Fletcher T. Lake       ###-##-####         98.02          58.85         156.87
Carrie P. Larsen       ###-##-####        124.47          40.71         165.18
Arthur L. Leathers     ###-##-####        150.31          69.11         219.42
Lecil Leslie           ###-##-####         78.40          47.07         125.47
Parker Lindhart        ###-##-####        120.76          72.50         193.26
Olaf O. Lodeen         ###-##-####        110.03          66.06         176.09
C. V. McKinstry        ###-##-####        122.62          63.25         185.87
Anna Marie Smith       ###-##-####         42.82          14.63          57.45
Lenhard E. Miller      ###-##-####         80.37          28.36         108.73
Don F. Murchison       ###-##-####         98.87          45.46         144.33
Harvey O. Nelson       ###-##-####        116.09          69.69         185.78
Riley Nelson           ###-##-####        101.35          46.60         147.95
Anna K. Spilseth       ###-##-####         41.33          15.22          56.55
Robert N. Pollock      ###-##-####         87.80          27.79         115.59
Leslie E. Pooler       ###-##-####        105.63          63.42         169.05
Bryan L. Rauschert     ###-##-####        219.27         123.82         343.09
D. D. Rhebeck          ###-##-####        148.07          83.61         231.68
Steve Rupert           ###-##-####        460.30         133.70         594.00
Jeanne Sanders         ###-##-####         20.00          10.00          30.00
Wanda E. Schirmer      ###-##-####         20.00          10.00          30.00
Winston Scott          ###-##-####        248.43          84.87         333.30
James T. Sheehy        ###-##-####        673.32         418.87       1,092.19
Oren B. Sorensen       ###-##-####         97.63          66.80         164.43
Elmer Sytsma           ###-##-####         53.18          18.17          71.35
J. B. Talbird          ###-##-####        422.08         175.65         597.73
Alonzo R. Teeters      ###-##-####         95.64          39.81         135.45
Maxine F. Tinkham      ###-##-####         30.00          16.50          46.50
Adolph Tratnick        ###-##-####         93.83          64.19         158.02
E. H. Wagner           ###-##-####        264.11          59.40         323.51
G. Weighton            ###-##-####        106.80          36.49         143.29
Clarke M. Williams     ###-##-####         96.22          44.24         140.46
Bernard T. Winiecki    ###-##-####        118.50          40.48         158.98
Lewis Woods            ###-##-####         30.00          13.64          43.64
Elliott H. Woodruff    ###-##-####        370.94         144.91         515.85
Rena Young             ###-##-####        108.82          34.44         143.26

                                   SCHEDULE I

                  (FORMER MEMBERS OF THE SALARIED EMPLOYEES
               RETIREMENT INCOME PLAN OF RAYONIER INCORPORATED)

Effective as of January 1, 1996, the Retirement Allowance payable to the following retired Members, contingent annuitants or surviving spouses shall be supplemented in the amounts listed below, and shall be payable after the death of a Member in accordance with the provisions of Section 4.06 of the Plan.

                                         SOCIAL
                                        SECURITY            MONTHLY
                   NAME                  NUMBER            SUPPLEMENT
                   ----                 --------           ----------
          Leonard E. Attwood           ###-##-####         $   84.97
          Paul W. Blatter              ###-##-####             80.56
          Louis H. Bock                ###-##-####             98.34
          William Breitenbach          ###-##-####            337.07
          Henry V. Charnell            ###-##-####            155.53
          M. A. Corbin                 ###-##-####             36.60
          Fred Doherty                 ###-##-####            144.42
          Frank W. Dolby               ###-##-####             28.08
          Claribel Forrest             ###-##-####            171.99
          Betty M. Graham              ###-##-####             10.00
          Betty M. Hansen              ###-##-####             17.49
          Katherine Hirt               ###-##-####             38.22
          Margaret Holt                ###-##-####             10.29
          Martha B. Kitchen            ###-##-####             42.34
          Arthur L. Leathers           ###-##-####             72.47
          Riley Nelson                 ###-##-####             48.95
          Robert N. Pollock            ###-##-####             33.22
          Marjorie Rauchert            ###-##-####             61.30
          Vivian Rhebeck               ###-##-####             41.45
          Steve Rupert                 ###-##-####            165.38
          Jeanne Sanders               ###-##-####             10.00
          Wanda E. Schirmer            ###-##-####             10.00
          Winston Scott                ###-##-####             98.49
          Anna K. Spilseth             ###-##-####             17.20
          Elmer Sytsma                 ###-##-####             21.02
          J. B. Talbird                ###-##-####            190.37
          Adolph Tratnick              ###-##-####             60.71
          Clarke M. Williams           ###-##-####             46.45
          Bernhard Winiecki            ###-##-####             47.04
          Isobel Woodruff              ###-##-####             80.26

                                   APPENDIX C

             RETIREMENT PLAN FOR SALARIED EMPLOYEES OF RAYONIER INC.

                                   APPENDIX C

This Appendix C, effective as of September 1, 1995, is applicable with respect to employees or former employees of Rayonier Inc. (or its predecessor ITT Rayonier Incorporated) who are entitled to a pension benefit under The Vanillin Operation of the Northwest Chemical Products Division of Rayonier Inc. Pension Plan for Hourly Employees as of August 31, 1995 and their spouses and beneficiaries. This Appendix C constitutes an integral part of the Plan and sets forth the particulars concerning:

      (i) The definition of "Accrued Benefit", "Annuity Starting Date", "Equivalent Actuarial Value", "Final Average Compensation", "Normal Retirement Date", "Public Disability Benefit", "Total and Permanent Disability" and "Vanillin Plan."

      (ii)    The determination of Eligibility Service as referred to in
              Section 2.01 of the Plan.

      (iii)   The determination of Benefit Service as referred to in Section
              2.02 of the Plan.

      (iv)    The eligibility requirements for membership as referred to in
              Article 3 of the Plan.

      (v) The determination of the amount of normal retirement allowance as referred to in Section 4.01(b) of the Plan.

      (vi) The determination of the amount of postponed retirement allowance as referred to in Section 4.02(b) and (c) of the Plan.

      (vii) The eligibility requirements for the standard early retirement allowance referred to in Section 4.03(a) of the Plan.

      (viii) The determination of the amount of the standard early retirement allowance referred to in Section 4.03(b) of the Plan.

      (ix) The eligibility requirements for a disability retirement allowance.

      (x) The determination of the amount of a disability retirement allowance.

      (xi) The eligibility requirements for a vested benefit as referred to in Section 4.05(a) of the Plan.

      (xii) The determination of the amount of vested benefit as referred to in Section 4.05(b) of the Plan.

      (xiii)  The forms of benefit payment after retirement as referred to in
              Section 4.06 of the Plan.

      (xiv) The survivor's benefit applicable before retirement as referred to in Section 4.07 of the Plan.

      (xv) The provisions for payment of benefits as referred to in Section 4.10(a) of the Plan.

      (xvi) The determination of the amount of an automatic lump sum payment as referred to in Section 4.10(b) of the Plan.

      (xvii) The effect of reemployment on the election of an optional form of benefit as referred to in Section 4.11(b) of the Plan.

      (xviii) The determination of the amount of benefit payable to a reemployed Member upon his or her subsequent retirement as referred to in Section 4.11(c) of the Plan.

      (xix)   The minimum adjusted benefit payable under the Plan.

                             ARTICLE 1 - DEFINITIONS

1.01 Accrued Benefit shall mean, as of any date of determination, the retirement allowance computed under Section 4.01(b) on the basis of the Member's Benefit Service and applicable components of the Plan formula as of the determination date.

1.03 Annuity Starting Date shall mean the first day of the first period for which an amount is due on behalf of a Member or former Member as an annuity or any other form of payment under the Plan; provided, however, that in the case of a Member who retires under Section 4.04, Annuity Starting Date shall mean his or her Normal Retirement Date.

1.17 Equivalent Actuarial Value shall mean equivalent value of a benefit under the Plan determined on the basis of the applicable factors set forth in
      Schedule I, except as otherwise specified in the Plan. In any other event, Equivalent Actuarial Value shall be determined on the same actuarial basis utilized to compute the factors set forth in Schedule I.

1.19 Final Average Compensation shall mean the Member's "Pensionable Compensation" under the Vanillin Plan as of August 31, 1995.

1.26 Normal Retirement Date shall mean the last day of the calendar month in which the former employee attains age 65, which is his Normal Retirement Age.

1.44 Public Disability Benefit shall mean disability payments or lump sum payments under any workers' compensation or occupational diseases law, except fixed statutory payments for the loss of any bodily member and except lump-sum payments for disfigurement. The amount of the deduction to be made from monthly disability retirement allowances in respect to any lump-sum payments under any workers' compensation or occupational diseases law shall be determined by dividing the lump-sum payment by the maximum number of months or fractions thereof in the period provided by statute or regulation, provided the amount of such deduction shall be limited to the amount of monthly disability retirement allowance and shall be applicable for the number of months and fractions thereof in such maximum period.

1.45 Total and Permanent Disability shall mean the total and permanent disablement of a Member if (a) through some unintentional cause, he or she has been totally disabled by bodily injury or disease or by mental derangement so as to be prevented thereby from engaging in any regular occupation or employment for remuneration or profit, and (b) such total disability is expected to be permanent and continuous during the remainder of his or her life, provided such disability is not incurred in service in the armed forces of any country, each as determined by the Company on the basis of qualified medical evidence.

1.46 Vanillin Plan shall mean The Vanillin Operation of the Northwest Chemical Products Division of Rayonier Inc. Pension Plan for Hourly Employees as in effect on the date specified in the Plan.

                               ARTICLE 2 - SERVICE

2.01  Eligibility Service

(a) Eligibility Service on and after September 1, 1995: Except as otherwise provided in this Article 2, all uninterrupted employment with the Company or with an Associated Company rendered on and after September 1, 1995 and prior to the date such Member's employment terminates shall be recognized as Eligibility Service for all Plan purposes. Notwithstanding the foregoing, with respect to any calendar year in which the employee completes at least 1,000 Hours of Service there shall be included in his or her Eligibility Service a full year of Eligibility Service.

(b) Hours of Service - "Hours of Service" shall include hours worked and hours for which a person is compensated by the Company or by an Associated Company for the performance of duties for the Company or an Associated Company, although he or she has not worked (such as: paid holidays, paid vacation, paid sick leave, paid time off and back pay for the period for which it was awarded), and each hour shall be computed as only one hour, even though he or she is compensated at more than the straight time rate. This definition of "Hours of Service" shall be applied in a consistent and non-discriminatory manner in compliance with 29 Code of Federal Regulations, Section 2530.200b-2(b) and (c) as promulgated by the United States Department of Labor and as may hereafter be amended.

(c) Certain absences to be recognized as Eligibility Service - Except as otherwise indicated in this Article 2, the period of any leave of absence granted in respect of service with the armed forces of the United States shall be recognized as Eligibility Service under the Plan and shall not be considered as a break in service, provided the employee shall have returned to the service of the Company or an Associated Company in accordance with reemployment rights under applicable law and shall have complied with all of the requirements of such law as to reemployment. If an employee fails to return to active employment upon expiration of the approved absence set forth in the prior sentence, such period of approved absence shall not be considered as Eligibility Service under the Plan.

(d) Breaks in Service - If an employee does not complete more than 500 Hours of Service in any calendar year, other than the calendar year in which the employee was hired, he or she shall incur a one-year break in service; provided that no break in service shall occur unless the employee's employment with the Company or an Associated Company is terminated. For purposes of this Section 2.01, the length of an employee's break in service shall be determined on the following basis:

      (i) If the employee completes at least 500 Hours of Service in the calendar year in which his or her employment terminates, the date his or her break in service begins shall be the January 1st of the next following calendar year; otherwise, the date his or her break in service begins shall be the date on which his or her employment terminates.

      (ii) If the employee completes at least 500 Hours of Service in the calendar year in which he or she is reemployed, the date his or her break in service ceases is the January 1st of the calendar year in which he or she is reemployed; otherwise, the date his or her break in service ceases is the date on which he or she is reemployed.

      Solely for purposes of determining whether such an employee has incurred a break in service, hours shall include each Hour of Service for which such employee would otherwise have been credited under paragraph (a) above were it not for the employee's absence due to Parental Leave. Hours of Service credited under the preceding sentence shall not exceed the number of hours needed to avoid a break in service in the computation period in which the Parental Leave began, and in any event shall not exceed 501 hours; if no hours are needed to avoid a break in service in such computation period, then the provisions of the preceding sentence shall apply as though the Parental Leave began in the immediately following computation period.

(e)   Bridging breaks in service

      If an employee has a break in service, except as otherwise provided in
      Section 4.11, employment both before and after the employee's absence shall be immediately recognized as Eligibility Service, subject to the provisions of this Section 2.01, upon his or her return to the employ of the Company or an Associated Company.

 (f)  Eligibility Service prior to September 1, 1995

      Notwithstanding any foregoing provisions to the contrary, a Member's Eligibility Service shall include the "Continuous Service" credited to such Member under the Vanillin Plan as of August 31, 1995.

2.02  Benefit Service

      For purposes of determining the amount of a Member's retirement allowance or vested benefit under this Appendix C, there shall be recognized as Benefit Service the "Credited Service" credited to such Member under the Vanillin Plan as of August 31, 1995.

                             ARTICLE 3 - MEMBERSHIP

Any former employee of Rayonier Inc. (or its predecessor ITT Rayonier Incorporated) who is entitled to a pension benefit under the Vanillin Plan as of August 31, 1995 shall become a Member of the Plan on September 1, 1995, but he or she shall not accrue any Benefit Service for purposes of this Appendix C after such date and, unless he or she is reemployed by the Company or an Associated Company, he or she shall not accrue any Eligibility Service under the Plan after such date. Such Member, or his or her spouse or beneficiary, shall be eligible for and shall receive from this Plan benefits in the same amount and payable in accordance with the same terms as the pension benefit to which he or she was entitled under the Vanillin Plan as of August 31, 1995.

                              ARTICLE 4 - BENEFITS

4.01  Normal Retirement Allowance

(b) Benefit - Prior to adjustment in accordance with Sections 4.06(a) and 4.07(b), the annual normal retirement allowance payable on a lifetime basis upon retirement at a Member's Normal Retirement Date shall be equal to 70% of the Member's Average Final Compensation, minus 50% of his or her Social Security Benefit; provided, however, that if the Member has completed less than 40 years of Benefit Service, the resulting monthly retirement allowance shall be reduced in proportion that the number of years of his or her Benefit Service bears to 40. The annual normal retirement allowance shall not be less than the greatest annual early retirement allowance which would have been payable to a Member had he or she retired under Section 4.03 at any time before his or her Normal Retirement Date, but based on the Federal Social Security Act in effect at the time of the Member's actual retirement, or Normal Retirement Date, if earlier.

4.02  Postponed Retirement Allowance

(b) Benefit - Except as hereinafter provided and prior to adjustment in accordance with Section 4.06(a) and 4.07(b), the annual postponed retirement allowance payable on a lifetime basis upon retirement at a Member's Postponed Retirement Date shall be equal to the greater of:

      (i) an amount determined in accordance with Section 4.01(b) but based on the Member's Benefit Service, Social Security Benefit and Average Final Compensation as of his or her Postponed Retirement Date; or

      (ii) the annual normal retirement allowance to which the Member would have been entitled under Section 4.01(b) had he or she retired on his or her Normal Retirement Date, increased by an amount which is the Equivalent Actuarial Value of the monthly payments which would have been payable with respect to each month in which he or she completed less than 40 Hours of Service. Any monthly payment determined under this paragraph (b)(ii) with respect to any such month in which the Member completed less than 40 Hours of Service shall be computed as if the Member had retired on his or her Normal Retirement Date.

(c) Benefit for Member in Active Service after he or she attains Age 70-1/2 - In the event a Member's retirement allowance is required to begin under
      Section 4.10 while the Member is in active service, the January 1 immediately following the calendar year in which the Member attained age 70-1/2 shall be the Member's Annuity Starting Date for purposes of this
      Article 4 and the Member shall receive a postponed retirement allowance commencing on that January 1 in an amount determined as if he or she had retired on such date. As of each succeeding January 1 prior to the Member's actual Postponed Retirement Date and as of his or her actual Postponed Retirement Date, the Member's retirement allowance shall be reduced by the Equivalent Actuarial Value of the total payments of his or her postponed retirement allowance made with respect to each month of continued employment in which he or she completed at least 40 Hours of Service which were paid prior to each such recomputation, provided that no such reduction shall reduce the Member's postponed retirement allowance below the amount of postponed retirement allowance payable to the Member immediately prior to the recomputation of such retirement allowance.

4.03  Standard Early Retirement Allowance

(a) Eligibility - A Member who has not reached his or her Normal Retirement Date but has, prior to his or her termination of employment reached the 55th anniversary of his or her birth and completed 10 years of Eligibility Service, is eligible to retire on a standard early retirement allowance on the last day of the calendar month in which the Member terminates employment, which date shall be the Member's Early Retirement Date.

(b) Benefit - Except as hereinafter provided and prior to adjustment in accordance with Sections 4.06(a) and 4.07(b) the standard early retirement allowance shall be an allowance deferred to commence on the first day of the calendar month next following the Member's Normal Retirement Date and shall be equal to the Member's Accrued Benefit earned up to his or her Early Retirement Date, computed on the basis of his or her Benefit Service, Final Average Compensation and Social Security Benefit as of his or her Early Retirement Date, with the Social Security Benefit determined on the assumption that the Member had no earnings after his or her Early Retirement Date. The Member may, however, elect to receive an early retirement allowance commencing on the first day of the calendar month next following his or her Early Retirement Date or on the first day of any calendar month before his or her Normal Retirement Date specified in his or her later request therefor in a reduced amount which, prior to adjustment in accordance with Sections 4.06(a) and 4.07(b), shall be equal to his or her Accrued Benefit, reduced by 1/3 of 1 percent per month for each month by which the commencement date of his or her retirement allowance precedes his or her Normal Retirement Date.

4.04  Disability Retirement Allowance

(a) Eligibility - A Member who has reached the 50th anniversary of his or her birth and completed fifteen years of Eligibility Service, who incurs a Total and Permanent Disability, is eligible to retire on a disability retirement allowance on the last day of the calendar month as of which the Member is determined to be so disabled by the Company based on a qualified medical evidence.

(b) Benefit - The disability retirement allowance shall commence on the first day of the calendar month next following the date the Member meets the eligibility requirements in paragraph (a) above and, prior to the Member's Normal Retirement Date, shall be equal to his or her Accrued Benefit earned up to his or her date of disability, computed on the basis of his or her Benefit Service, Final Average Compensation and Social Security Benefit as of his or her date of disability, with the Social Security Benefit determined on the basis of the Federal Social Security Act as in effect on the Member's date of disability. Notwithstanding the preceding sentence, if a Member is awarded a Public Disability Benefit, the disability retirement allowance payable prior to his or her Normal Retirement Date shall be reduced by the amount of the Company-provided Public Disability Benefit. On and after the first day of the calendar month next following the Member's Normal Retirement Date, the disability retirement allowance shall be adjusted, if applicable, in accordance with Sections 4.06(a) and 4.06(b).

4.05  Vested Benefit

(a) Eligibility - A Member shall be vested in, and have a nonforfeitable right to, his or her Accrued Benefit upon completion of five years of Eligibility Service or, if the Member terminated employment on or after January 1, 1993, on his or her date of termination, if earlier.

      If such Member's services are subsequently terminated for reasons other than death or early retirement prior to his or her Normal Retirement Date, he or she shall be entitled to a vested benefit under the provisions of this Section 4.05.

(b) Benefit - Prior to adjustment in accordance with Sections 4.06(a) and 4.07(a), the vested benefit payable to a Member shall be a benefit deferred to commence on the first day of the calendar month next following the former Member's Normal Retirement Date and shall be equal to 1.75% of his or her Final Average Compensation multiplied by his or her years of Benefit Service, not in excess of 40 years, minus the lesser of:

      (i) 1.25% of the Member's Social Security Benefit multiplied by his or her years of Benefit Service, not in excess of 40 years; or

      (ii) 50% of the Member's Social Security Benefit multiplied by a fraction, the numerator of which is the number of years of Benefit Service to date of termination and the denominator of which is the number of years of Benefit Service the Member would have had, had he or she continued in service to his or her Normal Retirement Date.

      The Social Security Benefit shall be determined on the assumption that the Member continued in service to his or her Normal Retirement Date at the Member's rate of compensation in effect as of his or her date of termination.

      On or after the date on which the former Member shall have reached the 55th anniversary of his or her birth, he or she may elect to receive a benefit commencing on the first day of any calendar month next following the 55th anniversary of his or her birth and prior to his or her Normal Retirement Date as specified in his or her request therefor, after receipt by the Retirement Committee of written application therefor made by the former Member and filed with the Retirement Committee. Upon such earlier payment, the vested benefit otherwise payable shall be reduced by 1/180th for each month up to 60 months by which the commencement date of such payments precedes his or her Normal Retirement Date and further reduced by 1/360th for each such month in excess of 60 months.

4.06  Forms of Benefit Payment after Retirement

(a)   Automatic Forms of Payment

      (i) Automatic Joint and Survivor Annuity - If a Member or former Member who is married on his or her Annuity Starting Date has not made an election of an optional form of payment as provided in Section 4.06(b), the retirement allowance or vested benefit payable to such Member or former Member commencing on his or her Annuity Starting Date shall automatically be adjusted to provide (A) a reduced benefit payable to the Member or former Member during his or her life equal to his or her benefit otherwise payable without optional modification computed in accordance with Section 4.01, 4.02, 4.03,
            4.04 or 4.05, as the case may be, multiplied by the appropriate factor contained in Table 1 of Schedule I and (B) a benefit payable after his or her death to his or her surviving spouse equal to 50% of the reduced benefit payable to the former Member.

      (ii) Automatic Life Annuity - If a Member or former Member is not married on his or her Annuity Starting Date, the retirement allowance or vested benefit computed in accordance with Section 4.01, 4.02, 4.03, 4.04 or 4.05, as the case may be, shall be paid to the Member or former Member in the form of a lifetime benefit payable during his or her own lifetime with no further benefit payable to anyone after his or her death, unless the Member or former Member is eligible for and makes an election of an optional form of payment under Section 4.06(b).

(b)   Optional Forms of Payment

      (i) Life Annuity Option - Any Member or former Member who retires or terminates employment with the right to a retirement allowance or vested benefit, may elect, in accordance with the provisions of
            Section 4.06(d), to provide that the retirement allowance payable to him or her under Section 4.01, 4.02, 4.03, or 4.04 or the vested benefit payable to him or her under Section 4.05 shall be in the form of a lifetime benefit payable during his or her own lifetime with no further benefit payable to anyone after his or her death.

      (ii) Contingent Annuity Option - Any Member or former Member who retires or terminates employment with the right to a retirement allowance in accordance with the provisions of Section 4.01, 4.02 or 4.03 may elect, in accordance with provisions of Section 4.06(d), to convert the benefit otherwise payable to him or her without optional modification under Section 4.01, 4.02 or 4.03, as the case may be, into one of the following alternative options in order to provide that after his or her death, a lifetime benefit shall be payable to the person who, when the option became effective, was designated by him or her to be his or her contingent annuitant. The optional benefit elected shall be the Equivalent Actuarial

            Value of the retirement allowance otherwise payable without optional modification under Section 4.01, 4.02 or 4.03.

            Option 1 - A reduced retirement allowance payable during the Member's or former Member's life with the provision that after his or death a benefit equal to 100% of his or her reduced retirement allowance shall be paid during the life of, and to, his or her surviving contingent annuitant.

            Option 2 - A reduced retirement allowance payable during the Member's or former Member's life with the provision that after his or her death a benefit equal to 50% of his or her reduced retirement allowance shall be paid during the life of, and to, his or her surviving contingent annuitant.

(d) Election of Options - A Member or former Member may, subject to the provisions of this Section 4.06(d), elect to receive his or her retirement allowance or vested benefit in the optional form of payment described in
      Section 4.06(b)(i) or, in the case of a Member who retires under the provisions of Section 4.01, 4.02 or 4.03, in one of the optional forms of payment described in Section 4.06(b)(ii), in lieu of the automatic forms of payment described in Section 4.06(a). Notwithstanding the preceding sentence, a Member who retired on a disability retirement allowance may only elect an optional form of payment to take effect on the first day of the calendar month next following his or her Normal Retirement Date. A married Member's or a married former Member's election of a Life Annuity form of payment under Section 4.06(b)(i) or any optional form of payment under Section 4.06(b)(ii), which does not provide for monthly payments to his or her spouse for life after the Member's or former Member's death, in an amount equal to at least 50% but not more than 100% of the monthly amount payable under that form of payment to the Member or former Member and which is not of Equivalent Actuarial Value to the Automatic Joint and Survivor Annuity described in Section 4.06(a)(i), shall be effective only with Spousal Consent; provided that such Spousal Consent to the election has been received by the Retirement Committee.

4.07  Survivor's Benefit Applicable Before the Annuity Starting Date

(a)   Automatic Pre-Retirement Spouse's Benefit

      (i) Automatic Pre-Retirement Spouse's Benefit applicable before termination of employment - The surviving spouse of a Member who has completed 5 years of Eligibility Service or who is receiving a disability retirement allowance under Section 4.04 shall automatically receive a benefit payable under the automatic Pre-Retirement Spouse's Benefit of this Section 4.07(a)(i) in the event said Member should die after the effective date of coverage hereunder and before termination of employment (or Normal Retirement Date, in the case of a Member receiving a disability retirement allowance). The benefit payable to the Member's spouse shall be equal to the benefit the Member's spouse would have received if the retirement allowance or vested benefit the Member was entitled to at his or her date of death had commenced as of the month next following the month in which his or her Normal Retirement Date would have occurred (or the month next following the month in which the Member's date of death occurred, if later) in the form of the Automatic Joint and Survivor Annuity under Section 4.06(a)(i). Such benefit shall be payable for the life of the spouse commencing on the first day of the calendar month next following what would have been the Member's Normal Retirement Date (or next following the month in which the Member's date of death occurred, if later). However, the Member's spouse may elect, by written application filed with the Retirement Committee, to have payments begin as of the first day of any calendar month after the date the former Member would have reached the 55th anniversary of his or her birth; provided, however, if the Member dies while receiving a disability retirement allowance under Section 4.04, payments begin under this automatic Pre-Retirement Spouse's Benefit as of the first day of the month following the Member's death.

            If payment of the automatic Pre-Retirement Spouse's Benefit commences prior to what would have been the Member's Normal Retirement Date, the amount of such benefit payable to the spouse shall be based on (i) the standard early retirement allowance or vested benefit to which the Member would have been entitled, had the Member elected to have payments commence to himself or herself on such earlier date in accordance with the provisions of Section 4.03(b) or Section 4.05(b), or in the case of a Member who dies while receiving a disability retirement allowance under Section 4.04, the disability retirement allowance the Member was receiving on his date of death.

            Coverage hereunder shall be applicable to a married Member in active service who has satisfied the eligibility requirements for a retirement allowance under Section 4.01(a), 4.02(a), 4.03(a) or 4.04(a) or a vested benefit under Section 4.05(a) and shall become effective on the date the Member marries and shall cease on the earlier of (i) the date such active Member's marriage is legally dissolved by a divorce decree or (ii) the date such active Member's spouse dies.

      (ii) Automatic Pre-Retirement Spouse's Benefit applicable upon termination of employment - In the case of a Member or former Member who is married and entitled to a standard early retirement allowance under Section 4.03 or a vested benefit under Section 4.05, the provisions of this Section 4.07(a)(ii) shall apply to the period between the date his or her services are terminated or the date, if later, the Member or former Member is married and his or her Annuity Starting Date, or other cessation of coverage as later specified in this Section 4.07(a)(ii).

            In the event of a married Member's or former Member's death during any period in which these provisions have not been waived or revoked by the Member or former Member and his or her spouse, the benefit payable to the Member's or former Member's spouse shall be equal to 50% of the standard early retirement allowance or vested benefit the Member or former Member would have received as of the month next following the month in which his or her Normal Retirement Date would have occurred if he or she had elected to receive such benefit in the form of the Automatic Joint and Survivor Annuity under Section 4.06(a).

            The spouse's benefit shall be payable for the life of the spouse commencing on the first day of the calendar month next following what would have been the Member's or former Member's Normal Retirement Date. However, the Member's or former Member's spouse may elect, by written application filed with the Retirement Committee, to have payments begin as of the first day of any calendar month after the date the Member or former

            Member would have reached the 55th anniversary of his or her birth (or his or her date of death, if later). If the Member's or former Member's spouse elects to commence payment of this automatic Pre-Retirement Spouse's Benefit prior to what would have been the Member's or former Member's Normal Retirement Date, the amount of such benefit payable to the spouse shall be based on the standard early retirement allowance or vested benefit to which the Member or former Member would have been entitled, had the Member or former Member elected to have payments commence to himself or herself on such earlier date in accordance with the provisions of Section 4.03(b) or Section 4.05(b).

            However, if a Member or former Member had elected Option 1 under
            Section 4.06(b)(ii) within the 90-day period preceding his or her Annuity Starting Date, with his or her spouse as contingent annuitant, the amount of benefit payable to the spouse shall be based on the provisions of Option 1, in lieu of the provisions of this Section 4.07(a)(ii).

            The vested benefit payable to a former Member whose spouse is covered under this Section 4.07(a)(ii) or, if applicable, the benefit payable to his or her spouse upon his or her death shall be reduced by the applicable percentages shown below. Such reduction shall apply to each month during which coverage is in effect for at least one day; provided, however, no reduction shall be made with respect to any period before the later of (1) the date the Retirement Committee furnishes the former Member the notice of his or her right to waive the automatic Pre-Retirement Spouse's Benefit or (2) the commencement of the election period specified in Section 4.07(b) below.

                     ANNUAL REDUCTION FOR SPOUSE'S COVERAGE
                         AFTER TERMINATION OF EMPLOYMENT
                              OTHER THAN RETIREMENT

                       Age                         Reduction
                       ---                         ---------

                 Less than 40                  1/10 of 1% per year
                 40 but prior to 50            2/10 of 1% per year
                 50 but prior to 55            3/10 of 1% per year
                 55 but prior to 60            5/10 of 1% per year
                 60 but less than 65           1% per year

(b) The Retirement Committee shall furnish to each former Member a written explanation which describes (i) the terms and conditions of the automatic Pre-Retirement Spouse's Benefit, (ii) the former Member's right to make, and the effect of, an election to waive the automatic Pre-Retirement Spouse's Benefit, (iii) the rights of the or former Member's spouse, and
      (iv) the right to make, and the effect of, a revocation of such a waiver. Such written explanation shall be furnished to each former Member before the first anniversary of the date he or she terminated service, and shall be furnished to such Member even though he or she is not married.

(c) The period during which the former Member may make an election to waive the automatic Pre-Retirement Spouse's Benefit provided under Section 4.07(a)(ii) shall begin not later than the date his or her employment terminates and end on his or her Annuity Starting Date or, if earlier, his or her date of death. Any waiver, revocation or re-election of the automatic Pre-Retirement Spouse's Benefit shall be made on a form provided by the Retirement Committee and any waiver or revocation shall require Spousal Consent. If, upon termination of employment, the former Member waives coverage hereunder in accordance with administrative procedures established by the

      Retirement Committee for all Members similarly situated, such waiver shall be effective as of the former Member's Severance Date. Any later re-election or revocation shall be effective when the completed form is received by the Retirement Committee. If a former Member dies during the period when a waiver is in effect, there shall be no benefits payable to his or her spouse under the provisions of this Section 4.07.

      Except as described above in the event of a waiver or revocation, coverage under Section 4.07(a)(ii) shall cease to be effective upon a Member's or former Member's Annuity Starting Date, or upon the date a Member's or former Member's marriage is legally dissolved by a divorce decree, or upon the death of the spouse, whichever event shall first occur.

(d) Any election made under Section 4.07 (including any waiver or revocation thereof) shall be made on a form approved by and filed with the Retirement Committee.

4.10  Payment of Benefits

(a)   Unless otherwise provided under an optional benefit elected pursuant to
      Section 4.06, the survivor's benefits available under Section 4.07 or the provisions of Section 4.10(e)(ii), all retirement allowances, vested benefits or other benefits payable will be paid in monthly installments for each month beginning with (i) the month next following the month in which the Member has reached his or her Normal Retirement Date and has retired from active service, (ii) the month next following the month in which a Member has reached his or her Postponed Retirement Date and retired from active service, (iii) the month next following the month in which a Member or former Member files a proper application requesting commencement of his or her vested benefit, standard early retirement allowance or disability retirement allowance, or (iv) the month in which benefits under an optional benefit under Section 4.06 or the survivor's benefits under Section 4.07 become payable, whichever is applicable. Such monthly installments shall cease with the payment for the month in which the recipient dies. In no event shall a retirement allowance or vested benefit be payable to a Member who continues in or resumes active service with the Company or an Associated Company for any period between his or her Normal Retirement Date and Postponed Retirement Date, except as provided in Sections 4.02(d) and 4.10(e).

(b) In any case, a lump sum payment equal to the retirement allowance or vested benefit payable under Section 4.01, 4.02, 4.03, 4.04 or 4.05 or the pre-retirement spouse's benefit payable under Section 4.07(a) multiplied by the appropriate factor contained in Table 3 of Schedule I shall be made in lieu of any retirement allowance or vested benefit payable to a Member or former Member or any pre-retirement spouse's benefit payable to a spouse of a Member or a former Member, if the lump sum present value of such benefit amounts to $3,500 ($5,000 effective January 1, 1998) or less. For distributions prior to September 1, 1995, however, in no event shall that adjustment factor produce a lump sum that is less than the amount determined by using the interest rate assumption used by the Pension Benefit Guaranty Corporation for valuing benefits for determining lump sum payments under single employer plans that terminate on January 1 of the Plan Year in which the Annuity Starting Date occurs. For distributions on and after September 1, 1995, in no event shall that adjustment factor produce a lump sum that is less than the amount determined by using the "Applicable Mortality Table" (as defined in Code Section 417(e)(A)(ii)(II)) and the interest rate on 30-year Treasury Securities for December of the year preceding the Plan Year in which the Annuity Starting Date occurs. The lump sum payment shall be made as soon as administratively practicable following the date the Member has terminated employment or died, but in any event prior to the date his or her benefit payment would have otherwise commenced.

4.11  Reemployment of former Member or retired Member

(b)   Optional forms of pension benefits

      If the Member is reemployed, any previous election of an optional benefit under Section 4.06 or a survivor's benefit under Section 4.07 shall be revoked.

(c)   Benefit payments at subsequent termination or retirement

      (i) In accordance with the procedure established by the Retirement Committee on a basis uniformly applicable to all Members similarly situated, upon the subsequent retirement of a Member in service after his or her Normal Retirement Date, payment of such Member's retirement allowance shall resume no later than the third month after the final month during the reemployment period in which he or she is credited with at least 40 Hours of Service.

      (ii) Upon the subsequent retirement or termination of employment of a retired or former Member, the Retirement Committee shall, in accordance with rules uniformly applicable to all Members similarly situated, determine the amount of vested benefit or retirement allowance which shall be payable to such Member at such subsequent retirement or termination. Such vested benefit or retirement allowance shall be reduced by an amount of Equivalent Actuarial Value to the benefits, if any, other than disability retirement allowance payments, he or she received before the earlier of the date of his or her restoration to service or his or her Normal Retirement Date, provided that no such reduction shall reduce such retirement allowance or vested benefit below the original amount of retirement allowance or vested benefit earned but not received or retirement allowance or vested benefit previously received by such Member in accordance with the terms of the Plan in effect during such previous employment, adjusted to reflect the election of any survivor's benefits pursuant to Section 4.07(a)(ii).

4.16  Minimum Adjusted Benefit

(a) The adjustment factor applied to a retirement allowance or vested benefit payable to any Member or former Member who terminates employment on or after October 1, 1985, or to the Beneficiary of such Member or former Member, shall not result in a retirement allowance or vested benefit which is less than the adjusted retirement allowance or vested benefit which would have been payable to such Member, former Member or Beneficiary under the provisions of the Vanillin Plan as in effect on September 30, 1985 based on Benefit Service rendered up to and including September 30, 1985.

(b) The adjustment factor applied to a retirement allowance or vested benefit payable to any Member or former Member who terminates employment on or after January 1, 1989, or to the Beneficiary of such Member or former Member, shall not result in a retirement allowance or vested benefit which is less than the adjusted retirement allowance or vested benefit which would have been payable to such Member, former Member or Beneficiary under the provisions of the Vanillin Plan as in effect on December 31, 1988 based on Benefit Service rendered up to and including December 31, 1988.

                                   APPENDIX D

             RETIREMENT PLAN FOR SALARIED EMPLOYEES OF RAYONIER INC.

                                   APPENDIX D

This Appendix D, effective as of September 1, 1995, is applicable with respect to employees or former employees of Southern Wood Piedmont Company who are entitled to a pension benefit under the Southern Wood Piedmont Company Pension Plan for Non-Union Hourly Employees as of August 31, 1995 and their spouses and beneficiaries. This Appendix D constitutes an integral part of the Plan and sets forth the particulars concerning:

      (i) The definition of "Accrued Benefit", "Annuity Starting Date", "Equivalent Actuarial Value", "Normal Retirement Date", "Public Disability Benefit", "Southern Wood Plan", and "Total and Permanent Disability."

      (ii)    The determination of Eligibility Service as referred to in
              Section 2.01 of the Plan.

      (iii)   The determination of Benefit Service as referred to in Section
              2.02 of the Plan.

      (iv)    The eligibility requirements for membership as referred to in
              Article 3 of the Plan.

      (v) The determination of the amount of normal retirement allowance as referred to in Section 4.01(b) of the Plan.

      (vi) The determination of the amount of postponed retirement allowance as referred to in Section 4.02(b) and (c) of the Plan.

      (vii) The eligibility requirements for the standard early retirement allowance referred to in Section 4.03(a) of the Plan.

      (viii) The determination of the amount of the standard early retirement allowance referred to in Section 4.03(b) of the Plan.

      (ix) The eligibility requirements for a disability retirement allowance.

      (x) The determination of the amount of a disability retirement allowance.

      (xi) The eligibility requirements for a vested benefit as referred to in Section 4.05(a) of the Plan.

      (xii) The determination of the amount of vested benefit as referred to in Section 4.05(b) of the Plan.

      (xiii)  The forms of benefit payment after retirement as referred to in
              Section 4.06 of the Plan.

      (xiv) The survivor's benefit applicable before retirement as referred to in Section 4.07 of the Plan.

      (xv) The provisions for payment of benefits as referred to in Section 4.10(a) of the Plan.

      (xvi) The determination of the amount of an automatic lump sum payment as referred to in Section 4.10(b) of the Plan.

      (xvii) The effect of reemployment on the election of an optional form of benefit as referred to in Section 4.11(b) of the Plan.

      (xviii) The determination of the amount of benefit payable to a reemployed Member upon his or her subsequent retirement as referred to in Section 4.11(c) of the Plan.

      (xix)   The minimum adjusted benefit payable under the Plan.

                             ARTICLE 1 - DEFINITIONS

1.01 Accrued Benefit shall mean the accrued benefit under the Southern Wood Plan as of August 31, 1995.

1.03 Annuity Starting Date shall mean the first day of the first period for which an amount is due on behalf of a Member or former Member as an annuity or any other form of payment under the Plan; provided, however, that in the case of a Member who retires under Section 4.04, Annuity Starting Date shall mean his or her Normal Retirement Date.

1.17 Equivalent Actuarial Value shall mean equivalent value of a benefit under the Plan determined on the basis of the applicable factors set forth in
      Schedule I, except as otherwise specified in the Plan. In any other event, Equivalent Actuarial Value shall be determined on the same actuarial basis utilized to compute the factors set forth in Schedule I.

1.26 Normal Retirement Date shall mean the last day of the calendar month in which the employee or former employee attains age 65, which is his Normal Retirement Age.

1.44 Public Disability Benefit shall mean disability payments or lump sum payments under any workers' compensation or occupational diseases law, except fixed statutory payments for the loss of any bodily member and except lump-sum payments for disfigurement. The amount of the deduction to be made from monthly disability retirement allowances in respect to any lump-sum payments under any workers' compensation or occupational diseases law shall be determined by dividing the lump-sum payment by the maximum number of months or fractions thereof in the period provided by statute or regulation, provided the amount of such deduction shall be limited to the amount of monthly disability retirement allowance and shall be applicable for the number of months and fractions thereof in such maximum period.

1.45 Southern Wood Plan shall mean the Southern Wood Piedmont Company Pension Plan for Non-Union Hourly Employees as in effect on the date specified in the Plan.

1.46 Total and Permanent Disability shall mean the total and permanent disablement of a Member if (a) through some unintentional cause, he or she has been totally disabled by bodily injury or disease or by mental derangement so as to be prevented thereby from engaging in any regular occupation or employment for remuneration or profit, and (b) such total disability is expected to be permanent and continuous during the remainder of his or her life, provided such disability is not incurred in service in the armed forces of any country, each as determined by the Company on the basis of qualified medical evidence.

                               ARTICLE 2 - SERVICE

2.01  Eligibility Service

(a) Eligibility Service on and after September 1, 1995: Except as otherwise provided in this Article 2, all uninterrupted employment with the Company or with an Associated Company rendered on and after September 1, 1995 and prior to the date such Member's employment terminates, or his Normal Retirement Date, if earlier, shall be recognized as Eligibility Service for all Plan purposes. Notwithstanding the foregoing, with respect to any calendar year in which the employee completes at least 1,000 Hours of Service there shall be included in his or her Eligibility Service a full year of Eligibility Service.

(b) Hours of Service - "Hours of Service" shall include hours worked and hours for which a person is compensated by the Company or by an Associated Company for the performance of duties for the Company or an Associated Company, although he or she has not worked (such as: paid holidays, paid vacation, paid sick leave, paid time off and back pay for the period for which it was awarded), and each hour shall be computed as only one hour, even though he or she is compensated at more than the straight time rate. This definition of "Hours of Service" shall be applied in a consistent and non-discriminatory manner in compliance with 29 Code of Federal Regulations, Section 2530.200b-2(b) and (c) as promulgated by the United States Department of Labor and as may hereafter be amended.

(c) Certain absences to be recognized as Eligibility Service - Except as otherwise indicated in this Article 2, the period of any leave of absence granted in respect of service with the armed forces of the United States shall be recognized as Eligibility Service under the Plan and shall not be considered as a break in service, provided the employee shall have returned to the service of the Company or an Associated Company in accordance with reemployment rights under applicable law and shall have complied with all of the requirements of such law as to reemployment. If an employee fails to return to active employment upon expiration of the approved absence set forth in the prior sentence, such period of approved absence shall not be considered as Eligibility Service under the Plan.

(d) Breaks in Service - If an employee does not complete more than 500 Hours of Service in any calendar year, other than the calendar year in which the employee was hired, he or she shall incur a one-year break in service; provided that no break in service shall occur unless the employee's employment with the Company or an Associated Company is terminated. For purposes of this Section 2.01, the length of an employee's break in service shall be determined on the following basis:

      (i) If the employee completes at least 500 Hours of Service in the calendar year in which his or her employment terminates, the date his or her break in service begins shall be the January 1st of the next following calendar year; otherwise, the date his or her break in service begins shall be the date on which his or her employment terminates.

      (ii) If the employee completes at least 500 Hours of Service in the calendar year in which he or she is reemployed, the date his or her break in service ceases is the January 1st of the calendar year in which he or she is reemployed; otherwise, the date his or her break in service ceases is the date on which he or she is reemployed.

      Solely for purposes of determining whether such an employee has incurred a break in service, hours shall include each Hour of Service for which such employee would otherwise have been credited under paragraph (a) above were it not for the employee's absence due to Parental Leave. Hours of Service credited under the preceding sentence shall not exceed the number of hours needed to avoid a break in service in the computation period in which the Parental Leave began, and in any event shall not exceed 501 hours; if no hours are needed to avoid a break in service in such computation period, then the provisions of the preceding sentence shall apply as though the Parental Leave began in the immediately following computation period.

(e)   Bridging breaks in service

      If an employee has a break in service, except as otherwise provided in
      Section 4.11, employment both before and after the employee's absence shall be immediately recognized as Eligibility Service, subject to the provisions of this Section 2.01, upon his or her return to the employ of the Company or an Associated Company.

(f)   Eligibility Service prior to September 1, 1995

      Notwithstanding any foregoing provisions to the contrary, a Member's Eligibility Service shall include the "Continuous Service" credited to such Member under the Southern Wood Plan as of August 31, 1995.

2.02  Benefit Service

      For purposes of determining the amount of a Member's retirement allowance or vested benefit under this Appendix D, there shall be recognized as Benefit Service the "Credited Service" credited to such Member under the Southern Wood Plan as of August 31, 1995.

                             ARTICLE 3 - MEMBERSHIP

Any former employee of Southern Wood Piedmont Company who is entitled to a pension benefit under the Southern Wood Plan as of August 31, 1995 shall become a Member of the Plan on September 1, 1995, but he or she shall not accrue any Benefit Service for purposes of this Appendix D after such date, and unless he or she is employed or reemployed by the Company or an Associated Company, he or she shall not accrue any Eligibility Service under the Plan after such date. Such Member, or his or her spouse or beneficiary, shall be eligible for and shall receive from this Plan benefits in the same amount and payable in accordance with the same terms as the pension benefit to which he or she was entitled under the Southern Wood Plan as of August 31, 1995.

                              ARTICLE 4 - BENEFITS

4.01  Normal Retirement Allowance

(b) Benefit - Prior to adjustment in accordance with Sections 4.06(a) and 4.07(b), the annual normal retirement allowance payable on a lifetime basis upon retirement at a Member's Normal Retirement Date shall be equal to his Accrued Benefit.

4.02  Postponed Retirement Allowance

(b) Benefit - Except as hereinafter provided and prior to adjustment in accordance with Section 4.06(a) and 4.07(b), the annual postponed retirement allowance payable on a lifetime basis upon retirement at a Member's Postponed Retirement Date shall be equal to the annual normal retirement allowance to which the Member would have been entitled under
      Section 4.01(b) had he or she retired on his or her Normal Retirement Date, increased by an amount which is the Equivalent Actuarial Value of the monthly payments which would have been payable with respect to each month in which he or she completed less than 40 Hours of Service. Any monthly payment determined under this paragraph (b) with respect to any such month in which he or she completed less than 40 Hours of Service shall be computed as if the Member had retired on his or her Normal Retirement Date.

(c) Benefit for Member in Active Service after he or she attains Age 70-1/2 - In the event a Member's retirement allowance is required to begin under
      Section 4.10 while the Member is in active service, the January 1 immediately following the calendar year in which the Member attained age 70-1/2 shall be the Member's Annuity Starting Date for purposes of this
      Article 4 and the

      Member shall receive a postponed retirement allowance commencing on that January 1 in an amount determined as if he or she had retired on such date. As of each succeeding January 1 prior to the Member's actual Postponed Retirement Date and as of his or her actual Postponed Retirement Date, the Member's retirement allowance shall be reduced by the Equivalent Actuarial Value of the total payments of his or her postponed retirement allowance made with respect to each month of continued employment in which he or she completed at least 40 Hours of Service which were paid prior to each such recomputation, provided that no such reduction shall reduce the Member's postponed retirement allowance below the amount of postponed retirement allowance payable to the Member immediately prior to the recomputation of such retirement allowance.

4.03  Standard Early Retirement Allowance

(a) Eligibility - A Member who has not reached his or her Normal Retirement Date but has, prior to his or her termination of employment reached the 62nd anniversary of his or her birth and completed 20 years of Eligibility Service, is eligible to retire on a standard early retirement allowance on the last day of the calendar month in which the Member terminates employment, which date shall be the Member's Early Retirement Date.

(b) Benefit - Except as hereinafter provided and prior to adjustment in accordance with Sections 4.06(a) and 4.07(b) the standard early retirement allowance shall be an allowance deferred to commence on the first day of the calendar month next following the Member's Normal Retirement Date and shall be equal to the Member's Accrued Benefit. The Member may, however, elect to receive an early retirement allowance commencing on the first day of the calendar month next following his or her Early Retirement Date or on the first day of any calendar month before his or her Normal Retirement Date specified in his or her later request therefor in a reduced amount which, prior to adjustment in accordance with Sections 4.06(a) and 4.07(b), shall be equal to his or her Accrued Benefit, reduced by 1/180th for each month by which the commencement date of his or her retirement allowance precedes his or her Normal Retirement Date.

4.04  Disability Retirement Allowance

(a) Eligibility - A Member who has reached the 50th anniversary of his or her birth and completed fifteen years of Eligibility Service, who incurs a Total and Permanent Disability, is eligible to retire on a disability retirement allowance on the last day of the calendar month as of which the Member is determined to be so disabled by the Company based on a qualified medical evidence; provided, however, that any Member who on December 31, 1970 was a member of (i) the Pension Agreement entered into as of April 7, 1965 between Southern Wood Piedmont Company and the Oil, Chemical and Atomic Workers International Union, AFL-CIO, Local 3-116 or (ii) the Southern Wood Piedmont Company Pension Plan and Trust for Hourly-Paid Employees at Wilburn, Florida; Jacksonburg, Alabama and Homerville, Georgia may retire in accordance with the eligibility requirements for a disability benefit under such plan.

(b) Benefit - The disability retirement allowance shall commence on the first day of the calendar month next following the date the Member meets the eligibility requirements in paragraph (a) above and, prior to the Member's Normal Retirement Date, shall be equal to his or her Accrued Benefit, without any adjustment. Notwithstanding the preceding sentence, if a Member is awarded a Public Disability Benefit, the disability retirement allowance payable prior to his or her Normal Retirement Date shall be reduced by the amount of the Company-provided Public Disability

      Benefit. On and after the first day of the calendar month next following the Member's Normal Retirement Date, the disability retirement allowance shall be adjusted, if applicable, in accordance with Sections 4.06(a) and 4.06(b).

4.05  Vested Benefit

(a) Eligibility - A Member shall be vested in, and have a nonforfeitable right to, his or her Accrued Benefit upon completion of five years of Eligibility Service or, if the Member terminated employment on or after January 1, 1988 but prior to January 1, 1990 for any reason other than death or retirement, on his or her date of termination, if earlier.

(b) Benefit - Prior to adjustment in accordance with Sections 4.06(a) and 4.07(a), the vested benefit payable to a Member shall be a benefit deferred to commence on the first day of the calendar month next following the former Member's Normal Retirement Date and shall be equal to his or her Accrued Benefit. On or after the date on which the former Member shall have reached the 62nd anniversary of his or her birth, he or she may elect to receive a benefit commencing on the first day of any calendar month following the 62nd anniversary of his or her birth and prior to his or her Normal Retirement Date as specified in his or her request therefor, after receipt by the Retirement Committee of written application therefor made by the former Member and filed with the Retirement Committee. Upon such earlier payment, the vested benefit otherwise payable shall be reduced by 1/180th for each month by which the commencement date of such payments precedes his or her Normal Retirement Date.

4.06  Forms of Benefit Payment after Retirement

(a)   Automatic Forms of Payment

      (i) Automatic Joint and Survivor Annuity - If a Member or former Member who is married on his or her Annuity Starting Date has not made an election of an optional form of payment as provided in Section 4.06(b), the retirement allowance or vested benefit payable to such Member or former Member commencing on his or her Annuity Starting Date shall automatically be adjusted to provide (A) a reduced benefit payable to the Member or former Member during his or her life equal to his or her benefit otherwise payable without optional modification computed in accordance with Section 4.01, 4.02, 4.03,
            4.04 or 4.05, as the case may be, multiplied by the appropriate factor contained in Table 1 of Schedule I and (B) a benefit payable after his or her death to his or her surviving spouse equal to 50% of the reduced benefit payable to the Member or former Member.

      (ii) Automatic Life Annuity - If a Member or former Member is not married on his or her Annuity Starting Date, the retirement allowance or vested benefit computed in accordance with Section 4.01, 4.02, 4.03,
            4.04 or 4.05, as the case may be, shall be paid to the Member or former Member in the form of a lifetime benefit payable during his or her own lifetime with no further benefit payable to anyone after his or her death, unless the Member or former Member is eligible for and makes an election of an optional form of payment under Section 4.06(b).

      (iii) A married former Member entitled to, but not in receipt of, a retirement allowance or vested benefit as of August 23, 1984 who terminated service on or after September 2,

            1974 but before January 1, 1976 may elect, during the period beginning on August 23, 1984 and ending on his or her Annuity Starting Date, to have his or her retirement allowance or vested benefit payable in accordance with the provisions of this Section 4.06(a).

(b)   Optional Forms of Payment

      (i) Life Annuity Option - Any Member or former Member who retires or terminates employment with the right to a retirement allowance or vested benefit may elect, in accordance with the provisions of
            Section 4.06(d), to provide that the retirement allowance payable to him or her under Section 4.01, 4.02, 4.03, or 4.04 or the vested benefit payable to him or her under Section 4.05 shall be in the form of a lifetime benefit payable during his or her own lifetime with no further benefit payable to anyone after his or her death.

      (ii) Contingent Annuity Option - Any Member or former Member who retires or terminates employment with the right to a retirement allowance in accordance with the provisions of Section 4.01, 4.02 or 4.03 may elect, in accordance with provisions of Section 4.06(d), to convert the benefit otherwise payable to him or her without optional modification under Section 4.01, 4.02 or 4.03, as the case may be, into one of the following alternative options in order to provide that after his or her death, a lifetime benefit shall be payable to the person who, when the option became effective, was designated by him or her to be his or her contingent annuitant. The optional benefit elected shall be the Equivalent Actuarial Value of the retirement allowance otherwise payable without optional modification under Section 4.01, 4.02 or 4.03.

            Option 1 - A reduced retirement allowance payable during the Member's or former Member's life with the provision that after his or death a benefit equal to 100% of his or her reduced retirement allowance shall be paid during the life of, and to, his or her surviving contingent annuitant.

            Option 2 - A reduced retirement allowance payable during the Member's or former Member's life with the provision that after his or her death a benefit equal to 50% of his or her reduced retirement allowance shall be paid during the life of, and to, his or her surviving contingent annuitant.

(d) Election of Options - A Member or former Member may, subject to the provisions of this Section 4.06(d), elect to receive his or her retirement allowance or vested benefit in the optional form of payment described in
      Section 4.06(b)(i) or, in the case of a Member who retires under the provisions of Section 4.01, 4.02, 4.03 or 4.04, one of the optional forms of payment described in Section 4.06(b)(ii), in lieu of the automatic forms of payment described in Section 4.06(a). Notwithstanding the preceding sentence, a Member who retired on a disability retirement allowance may only elect an optional form of benefit to take effect on the first day of the calendar month next following his or her Normal Retirement Date. A married Member's or a married former Member's election of a Life Annuity form of payment under Section 4.06(b)(i) or any optional form of payment under Section 4.06(b)(ii), which does not provide for monthly payments to his or her spouse for life after the Member's or former Member's death, in an amount equal to at least 50% but not more than 100% of the monthly amount payable under that form of payment to the Member or former Member and which is not of Equivalent Actuarial Value to the Automatic Joint and Survivor Annuity described in Section 4.06(a)(i), shall be effective only with Spousal Consent; provided that such Spousal Consent to the election has been received by the Retirement Committee.

4.07  Survivor's Benefit Applicable Before the Annuity Starting Date

(a)   Automatic Pre-Retirement Spouse's Benefit

      (i) Automatic Pre-Retirement Spouse's Benefit applicable before termination of employment - The surviving spouse of a Member who has completed 5 years of Eligibility Service or who is receiving a disability retirement allowance under Section 4.04 shall automatically receive a benefit payable under the automatic Pre-Retirement Spouse's Benefit of this Section 4.07(a)(i) in the event said Member should die after the effective date of coverage hereunder and before termination of employment (or Normal Retirement Date, in the case of a Member receiving a disability retirement allowance). The benefit payable to the Member's spouse shall be equal to the benefit the Member's spouse would have received if the retirement allowance or vested benefit the Member was entitled to at his or her date of death had commenced as of the month next following the month in which his or her Normal Retirement Date would have occurred (or the month next following the month in which the Member's date of death occurred, if later) in the form of the Automatic Joint and Survivor Annuity under Section 4.06(a)(i). Such benefit shall be payable for the life of the spouse commencing on the first day of the calendar month next following what would have been the Member's Normal Retirement Date (or next following the month in which the Member's date of death occurred, if later). However, the Member's spouse may elect, by written application filed with the Retirement Committee, to have payments begin as of the first day of any calendar month after the date the former Member would have reached the 62nd anniversary of his or her birth; provided, however, if the Member dies while receiving a disability retirement allowance under Section 4.04, payments begin under this automatic Pre-Retirement Spouse's Benefit as of the first day of the month following the Member's death.

            If payment of the automatic Pre-Retirement Spouse's Benefit commences prior to what would have been the Member's Normal Retirement Date, the amount of such benefit payable to the spouse shall be based on (i) the standard early retirement allowance or vested benefit to which the Member would have been entitled, had the Member elected to have payments commence to himself or herself on such earlier date in accordance with the provisions of Section 4.03(b) or Section 4.05(b), or in the case of a Member who dies while receiving a disability retirement allowance under Section 4.04, the disability retirement allowance the Member was receiving on his date of death.

            Coverage hereunder shall be applicable to a married Member in active service who has satisfied the eligibility requirements for a retirement allowance under Section 4.01(a), 4.02(a), 4.03(a) or 4.04(a) or vested benefit under Section 4.05(a) and shall become effective on the date the Member marries and shall cease on the earlier of (i) the date such active Member's marriage is legally dissolved by a divorce decree or (ii) the date such active Member's spouse dies.

      (ii) Automatic Pre-Retirement Spouse's Benefit applicable upon termination of employment - In the case of a Member or former Member who is married and entitled to a standard early retirement allowance under Section 4.03 or a vested benefit under Section 4.05, the provisions of this Section 4.07(a)(ii) shall apply to the period between the date his or her services are terminated or the date, if later, the Member or former Member is married and his or her Annuity Starting Date, or other cessation of coverage as later specified in this Section 4.07(a)(ii).

            In the event of a married Member's or former Member's death during any period in which these provisions have not been waived or revoked by the Member or former Member and his or her spouse, the benefit payable to the Member's or former Member's spouse shall be equal to 50% of the standard early retirement allowance or vested benefit the Member or former Member would have received as of the month next following the month in which his or her Normal Retirement Date would have occurred if he or she had elected to receive such benefit in the form of the Automatic Joint and Survivor Annuity under Section 4.06(a).

            The spouse's benefit shall be payable for the life of the spouse commencing on the first day of the calendar month next following what would have been the Member's or former Member's Normal Retirement Date. However, the Member's or former Member's spouse may elect, by written application filed with the Retirement Committee, to have payments begin as of the first day of any calendar month after the date the Member or former Member would have reached the 62nd anniversary of his or her birth (or his or her date of death, if later). If the Member's or former Member's spouse elects to commence payment of this automatic Pre-Retirement Spouse's Benefit prior to what would have been the Member's or former Member's Normal Retirement Date, the amount of such benefit payable to the spouse shall be based on the standard early retirement allowance or vested benefit to which the Member or former Member would have been entitled, had the Member or former Member elected to have payments commence to himself or herself on such earlier date in accordance with the provisions of Section 4.03(b) or Section 4.05(b).

            However, if a Member or former Member has elected Option 1 under
            Section 4.06(b)(ii) within the 90-day period preceding his or her Annuity Starting Date, with his or her spouse as contingent annuitant, the amount of benefit payable to the spouse shall be based on the provisions of Option 1, in lieu of the provisions of this Section 4.07(a)(ii).

            The vested benefit payable to a former Member whose spouse is covered under this Section 4.07(a)(ii) or, if applicable, the benefit payable to his or her spouse upon his or her death shall be reduced by the applicable percentages shown below. Such reduction shall apply to each month during which coverage is in effect for at least one day; provided, however, no reduction shall be made with respect to any period before the later of (1) the date the Retirement Committee furnishes the former Member the notice of his or her right to waive the automatic Pre-Retirement Spouse's Benefit or (2) the commencement of the election period specified in Section 4.07(b) below.

                     ANNUAL REDUCTION FOR SPOUSE'S COVERAGE
                         AFTER TERMINATION OF EMPLOYMENT
                              OTHER THAN RETIREMENT

                       Age                        Reduction
                       ---                        ---------
                 Less than 40                  1/10 of 1% per year
                 40 but prior to 50            2/10 of 1% per year
                 50 but prior to 55            3/10 of 1% per year
                 55 but prior to 60            5/10 of 1% per year
                 60 but less than 65           1% per year

(b) The Retirement Committee shall furnish to each former Member a written explanation which describes (i) the terms and conditions of the automatic Pre-Retirement Spouse's Benefit, (ii) the former Member's right to make, and the effect of, an election to waive the automatic Pre-Retirement Spouse's Benefit, (iii) the rights of the former Member's spouse, and (iv) the right to make, and the effect of, a revocation of such a waiver. Such written explanation shall be furnished to each former Member before the first anniversary of the date he or she terminated service, and shall be furnished to such former Member even though he or she is not married.

      The period during which the former Member may make an election to waive the automatic Pre-Retirement Spouse's Benefit provided under Section 4.07(a)(ii) shall begin not later than the date his or her employment terminates and end on his or her Annuity Starting Date or, if earlier, his or her date of death. Any waiver, revocation or re-election of the automatic Pre-Retirement Spouse's Benefit shall be made on a form provided by the Retirement Committee and any waiver or revocation shall require Spousal Consent. If, upon termination of employment, the former Member waives coverage hereunder in accordance with administrative procedures established by the Retirement Committee for all Members similarly situated, such waiver shall be effective as of the former Member's Severance Date. Any later re-election or revocation shall be effective on the first day of the month coincident with or next following the date the completed form is received by the Retirement Committee. If a former Member dies during the period after a waiver is in effect, there shall be no benefits payable to his or her spouse under the provisions of this Section 4.07 unless an effective election under Section 4.07(b) is in effect.

      Except as described above in the event of a waiver or revocation, coverage under Section 4.07(a)(ii) shall cease to be effective upon a Member's or former Member's Annuity Starting Date, or upon the date a Member's or former Member's marriage is legally dissolved by a divorce decree, or upon the death of the spouse, whichever event shall first occur.

(c) Any election made under Section 4.07 (including any waiver or revocation thereof) shall be made on a form approved by and filed with the Retirement Committee.

(d) Notwithstanding the provisions of Section 4.07(a), a Member or former Member whose employment terminated on of after January 1, 1976 and prior to August 23, 1984 and who is entitled to a retirement allowance or vested benefit pursuant to the provisions of Section 4.03 or 4.05, but who is not yet in receipt thereof, may elect, on or after August 23, 1984 and prior to the commencement of such retirement allowance or vested benefit, to have the provisions or Section 4.07(a)(ii) apply to him or her.

4.10  Payment of Benefits

(a)   Unless otherwise provided under an optional benefit elected pursuant to
      Section 4.06, the survivor's benefits available under Section 4.07 or the provisions of Section 4.10(e)(ii), all retirement allowances, vested benefits or other benefits payable will be paid in monthly installments for each month beginning with (i) the month next following the month in which the Member has reached his or her Normal Retirement Date and has retired from active service, (ii) the month next following the month in which a Member has reached his or her Postponed Retirement Date and has retired from service, (iii) the month next following the month in which a Member or former Member, files a proper application requesting commencement of his or her vested benefit, standard early retirement allowance or disability retirement allowance, or (iv) the month in which benefits under an optional benefit under Section 4.06 or the survivor's benefits under Section 4.07 become payable, whichever is applicable. Such monthly installments shall cease with the payment for the month in which the recipient dies. In no event shall a retirement allowance or vested benefit be payable to a Member who continues in or resumes active service with the Company or an Associated Company for any period between his or her Normal Retirement Date and Postponed Retirement Date, except as provided in Sections 4.02(d) and 4.10(e).

(b) In any case, a lump sum payment equal to the retirement allowance or vested benefit payable under Section 4.01, 4.02, 4.03, 4.04 or 4.05 or the pre-retirement spouse's benefit payable under Section 4.07(a) multiplied by the appropriate factor contained in Table 3 of Schedule I shall be made in lieu of any retirement allowance or vested benefit payable to a Member or former Member or any pre-retirement spouse's benefit payable to a spouse of a Member or a former Member, if the lump sum present value of such benefit amounts to $3,500 ($5,000 effective January 1, 1998) or less.

      For distributions prior to September 1, 1995, however, in no event shall that adjustment factor produce a lump sum that is less than the amount determined by using the interest rate assumption used by the Pension Benefit Guaranty Corporation for valuing benefits for determining lump sum payments under single employer plans that terminate on January 1 of the Plan Year in which the Annuity Starting Date occurs. For distributions on and after September 1, 1995, in no event shall that adjustment factor produce a lump sum that is less than the amount determined by using the "Applicable Mortality Table" (as defined in Code Section 417(e)(A)(ii)(II)) and the interest rate on 30-year Treasury Securities for December of the year preceding the Plan Year in which the Annuity Starting Date occurs. The lump sum payment shall be made as soon as administratively practicable following the date the Member has terminated employment or died, but in any event prior to the date his or her benefit payment would have otherwise commenced.

4.11  Reemployment of former Member or retired Member

(b)   Optional forms of pension benefits

      If the Member is reemployed, any previous election of an optional benefit under Section 4.06 or a survivor's benefit under Section 4.07 shall be revoked.

(c)   Benefit payments at subsequent termination or retirement

      (i) In accordance with the procedure established by the Retirement Committee on a basis uniformly applicable to all Members similarly situated, upon the subsequent retirement of a Member in service after his or her Normal Retirement Date, payment of such Member's retirement allowance shall resume no later than the third month after the final month during the reemployment period in which he or she is credited with at least 40 Hours of Service.

      (ii) Upon the subsequent retirement or termination of employment of a retired or former Member, the Retirement Committee shall, in accordance with rules uniformly applicable to all Members similarly situated, determine the amount of vested benefit or retirement allowance which shall be payable to such Member at such subsequent retirement or termination. Such vested benefit or retirement allowance shall be reduced by an amount of Equivalent Actuarial Value to the benefits, if any, other than disability retirement allowance payments, he or she received before the earlier of the date of his or her restoration to service or his or her Normal Retirement Date, provided that no such reduction shall reduce such retirement allowance or vested benefit below the original amount of retirement allowance or vested benefit earned but not received or retirement allowance or vested benefit previously received by such Member in accordance with the terms of the Plan in effect during such previous employment, adjusted to reflect the election of any survivor's benefits pursuant to Section 4.07(a)(ii).

4.16  Minimum Adjusted Benefit

(a) The adjustment factor applied to a retirement allowance or vested benefit payable to any Member or former Member who terminates employment on or after October 1, 1985, or to the Beneficiary of such Member or former Member, shall not result in a retirement allowance or vested benefit which is less than the adjusted retirement allowance or vested benefit which would have been payable to such Member, former Member or Beneficiary under the provisions of the Southern

      Wood Plan as in effect on September 30, 1985 based on Benefit Service rendered up to and including September 30, 1985.

(b) The adjustment factor applied to a retirement allowance or vested benefit payable to any Member or former Member who terminates employment on or after January 1, 1989, or to the Beneficiary of such Member or former Member, shall not result in a retirement allowance or vested benefit which is less than the adjusted retirement allowance or vested benefit which would have been payable to such Member, former Member or Beneficiary under the provisions of the Southern Wood Plan as in effect on December 31, 1988 based on Benefit Service rendered up to and including December 31, 1988.

                                   SCHEDULE I

                                 [TABLE OMITTED]

                                   APPENDIX D

                                   SCHEDULE II

                  (SOUTHERN WOOD PIEDMONT NON-UNION LOCATIONS)

Effective as of September 1, 1986, the Retirement Allowances payable to the following retired Members, contingent annuitants or surviving spouses shall be supplemented in the amounts listed below, and shall be payable after the death of a Member in accordance with the provisions of Section 4.06 of the Plan, if applicable.

                                        SOCIAL            MONTHLY
               NAME                   SECURITY NO.       SUPPLEMENT
               ----                   ------------       ----------

          Lillie V. Barnhill          ###-##-####        $ 10.00
          Charles J. Calloway         ###-##-####          10.00
          Julius Davis                ###-##-####          10.00
          David Russell Fowler        ###-##-####          10.00
          Willie Gilchrist            ###-##-####          10.00
          Foster Gore                 ###-##-####          10.00
          Manson Griffin              ###-##-####          10.00
          Robert J. Hardy             ###-##-####          10.00
          Calvin B. Hyde              ###-##-####          10.00
          Savannah A. Jeter           ###-##-####          10.00
          Codozar Jeter               ###-##-####          10.00
          Charles E. Lambert          ###-##-####          10.00
          Franklin C. Lyile           ###-##-####          10.00

                                   APPENDIX D

                                   SCHEDULE II

                  (SOUTHERN WOOD PIEDMONT NON-UNION LOCATIONS)

Effective as of October 1, 1988, the Retirement Allowances payable to the following retired Members, contingent annuitants or surviving spouses shall be supplemented in the amounts listed below, and shall be payable after the death of a Member in accordance with the provisions of Section 4.06 of the Plan, if applicable.

                                        SOCIAL            MONTHLY
               NAME                   SECURITY NO.       SUPPLEMENT
               ----                   ------------       ----------

          John W. Anderson            ###-##-####        $ 10.00
          Otis J. Atkinson            ###-##-####          10.00
          James Baker, Jr.            ###-##-####          10.00
          Lillie V. Barnhill          ###-##-####          10.00
          Asberry Bell                ###-##-####          10.00
          Daniel Bell                 ###-##-####          10.00
          Lawson Bethune              ###-##-####          10.00
          Homer A. Blanton            ###-##-####          10.00
          Charles J. Calloway         ###-##-####          10.00
          Marvin Chandler             ###-##-####          10.00
          James Davenport             ###-##-####          10.00
          Terry Davenport             ###-##-####          10.00
          Julius Davis                ###-##-####          10.00
          David Russell Fowler        ###-##-####          10.00
          Andrew Foster               ###-##-####          10.00
          Clyde Fullenwider           ###-##-####          10.00
          Willie Gilchrist            ###-##-####          10.00
          Joseph Goodman              ###-##-####          10.00
          Foster Gore                 ###-##-####          13.85
          Manson Griffin              ###-##-####          12.60
          Robert L. Hardy             ###-##-####          10.00
          Charles Holmes, Sr.         ###-##-####          10.00
          Calvin B. Hyde              ###-##-####          10.00
          Savanah A. Jeter            ###-##-####          10.00
          Codozar Jeter               ###-##-####          10.00
          Laddie Joe Johnson          ###-##-####          10.00
          James Jones                 ###-##-####          10.00
          Murry L. Jones              ###-##-####          10.00
          Robert H. Knuckles          ###-##-####          10.00

                                        SOCIAL            MONTHLY
               NAME                   SECURITY NO.       SUPPLEMENT
               ----                   ------------       ----------

          Charles E. Lambert          ###-##-####        $ 10.00
          Harold J. Lawter            ###-##-####          10.00
          Gilbert F. Lemay            ###-##-####          10.00
          Ruby Inez Lytle             ###-##-####          10.00
          Herman J. Mason             ###-##-####          10.00
          Walter K. Mayo              ###-##-####          10.00
          Walter E. Paden             ###-##-####          10.08
          John Lee Palmer             ###-##-####          10.00
          Charles F. Parnell          ###-##-####          10.00
          J. Landrum Prince           ###-##-####          12.42
          Oliver L. Rhodes            ###-##-####          10.00
          John Rogers                 ###-##-####          10.00
          William Rollins             ###-##-####          10.00
          Clarence Ruffin             ###-##-####          10.00
          Charles O. Scott            ###-##-####          13.85
          Beezie Sheppard             ###-##-####          10.00
          John C. Stripling           ###-##-####          10.00
          James E. Tennant            ###-##-####          10.00
          John H. Terley              ###-##-####          10.00
          Leroy Thompson              ###-##-####          10.00
          Thomas Thompson             ###-##-####          10.00
          Oscar Travis                ###-##-####          10.00
          Woodrow Wilson Tyson        ###-##-####          10.00
          Isaac Valentine             ###-##-####          10.00
          Walter Webster              ###-##-####          10.00
          John H. West                ###-##-####          10.00
          Louise H. Williamson        ###-##-####          10.00

                                   SCHEDULE II

                  (SOUTHERN WOOD PIEDMONT NON-UNION LOCATIONS)

Effective as of January 1, 1996, the Retirement Allowance payable to the following retired Members, contingent annuitants or surviving spouses shall be supplemented in the amounts listed below, and shall be payable after the death of a Member in accordance with the provisions of Section 4.06 of the Plan.

                                        SOCIAL            MONTHLY
               NAME                   SECURITY NO.       SUPPLEMENT
               ----                   ------------       ----------

          John Anderson               ###-##-####        $  10.38
          Otis J. Atkinson            ###-##-####           10.00
          H. Baker                    ###-##-####           10.00
          Asberry Bell                ###-##-####           10.00
          Lawson Bethune              ###-##-####           10.00
          Roman Bing                  ###-##-####           10.00
          Homer A. Blanton            ###-##-####           10.00
          Calvin Boykin               ###-##-####           10.00
          Arthur L. Brown             ###-##-####           12.73
          Elizabeth Clark             ###-##-####           10.00
          James Davenport             ###-##-####           11.98
          Terry Davenport             ###-##-####           10.00
          Julius Davis                ###-##-####           10.00
          Mary Dunn                   ###-##-####           10.00
          James P. Edgins             ###-##-####           11.78
          G. F. Ellis                 ###-##-####           10.00
          Steve Finch                 ###-##-####           12.87
          Andrew Foster               ###-##-####           10.00
          David Russell Fowler        ###-##-####           10.00
          Delois Fullenwider          ###-##-####           10.00
          Joseph Goodman              ###-##-####           10.05
          Foster Gore                 ###-##-####           10.12
          Corrine Griffin             ###-##-####           10.00
          Robert L. Hardy             ###-##-####           10.00
          Charles Holmes, Sr.         ###-##-####           10.00
          Sam Horton                  ###-##-####           10.07
          Fannie M. Hughes            ###-##-####           10.00
          Woodrow Hunter              ###-##-####           15.35
          Savanah Jeter               ###-##-####           10.00
          Laddie Joe Johnson          ###-##-####           11.90
          James Jones                 ###-##-####           10.00
          Annie Knuckles              ###-##-####           10.00

                                        SOCIAL            MONTHLY
               NAME                   SECURITY NO.       SUPPLEMENT
               ----                   ------------       ----------

          Charles E. Lambert          ###-##-####           10.00
          Louise Lawter               ###-##-####           10.88
          Gilbert F. Lemay            ###-##-####           10.00
          Ruby Inez Lytle             ###-##-####           10.00
          Herman J. Mason             ###-##-####           10.00
          Estella Mayo                ###-##-####           10.00
          M. Curtis Mcintyre          ###-##-####           11.41
          Willie Mcintyre             ###-##-####           11.16
          Clarence E. Neal            ###-##-####           10.00
          Will Norton                 ###-##-####           12.77
          Walter E. Paden             ###-##-####           10.00
          John Lee Palmer             ###-##-####           10.00
          Walter G. Palmer            ###-##-####           10.00
          Charles F. Parnell          ###-##-####           10.00
          Edgar Lee Pope              ###-##-####           10.00
          J. Landrum Prince           ###-##-####           10.00
          Oliver L. Rhodes            ###-##-####           10.00
          William Rollins             ###-##-####           10.00
          Frank Ross                  ###-##-####           10.00
          Joe Ross, Jr.               ###-##-####           10.00
          Clarence Ruffin             ###-##-####           10.00
          Charles O. Scott            ###-##-####           10.00
          Earl Sexton                 ###-##-####           11.09
          George Smith, Sr.           ###-##-####           11.07
          George Stallings            ###-##-####           13.37
          Ruth Stripling              ###-##-####           10.00
          Wallace Tate                ###-##-####           10.00
          James E. Tennant            ###-##-####           13.13
          W. Thomason                 ###-##-####           12.89
          Leroy Thompson              ###-##-####           10.00
          Oscar Travis                ###-##-####           10.00
          Woodrow Wilson Tyson        ###-##-####           10.00
          Isaac Valentine             ###-##-####           12.13
          Walter Webster              ###-##-####           10.00
          John H. West                ###-##-####           10.00
          Willie A. Willis            ###-##-####           10.00
          W. G. Worrell               ###-##-####           10.51
          Nina Wright                 ###-##-####           10.00

                                                                      APPENDIX E

                 RETIREMENT PLAN FOR SALARIED EMPLOYEES OF RAYONIER INC.

                                   APPENDIX E

This Appendix E, effective as of January 1, 1996, is applicable with respect to
(a) employees of Rayonier Inc. at the Southeast Forest Resources who were participants in the Employees Retirement Income Plan for Rayonier Incorporated Hourly Employees at the Southeast Forest Resources as of December 31, 1995 and
(b) former employees of Rayonier Inc. at the Southeast Forest Resources who are entitled to a pension benefit under the Employees Retirement Income Plan for Rayonier Incorporated Hourly Employees at the Southeast Forest Resources as of December 31, 1995 and their spouses and beneficiaries. This Appendix E constitutes an integral part of the Plan and sets forth the particulars concerning:

      (i) The definition of "Annuity Starting Date", "Benefit Service", "Eligibility Service", "Equivalent Actuarial Value", "Normal Retirement Date", "Postponed Retirement Date", "Public Disability Benefit", "Southeast Forest Accrued Benefit", "Southeast Forest Plan", and "Total and Permanent Disability."

      (ii)   The determination of Eligibility Service as referred to in Section
             2.01 of the Plan.

      (iii) The determination of Benefit Service as referred to in Section 2.02 of the Plan.

      (iv)   The eligibility requirements for membership as referred to in
             Article 3 of the Plan.

      (v) The determination of the amount of normal retirement allowance as referred to in Section 4.01(b) of the Plan.

      (vi) The determination of the amount of postponed retirement allowance as referred to in Sections 4.02(b) and (c) of the Plan

      (vii) The eligibility requirements for a standard early retirement allowance as referred to in Section 4.03(a) of the Plan.

      (viii) The determination of the amount of a standard early retirement allowance as referred to in Section 4.03(b) of the Plan.

      (ix)   The eligibility requirements for a disability retirement allowance.

      (x) The determination of the amount of a disability retirement allowance.

      (xi)   The determination of the amount of vested benefit as referred to in
             Section 4.05(b) of the Plan.

      (xii)  The forms of benefit payment after retirement as referred to in
             Section 4.06 of the Plan.

      (xiii) The survivor's benefit applicable before retirement as referred to in Section 4.07 of the Plan.

      (xiv) The determination of the amount of an automatic lump sum payment as referred to in Section 4.10(b) of the Plan.

      (xv) The effect of re-employment on the election of an optional form of benefit as referred to in Section 4.11(b) of the Plan.

      (xvi) The determination of the amount of benefit payable to a re-employed Member upon his or her subsequent retirement as referred to in
             Section 4.11(c) of the Plan.

      (xvii) The minimum adjusted benefit payable under the Plan.

Notwithstanding the foregoing, the provisions set forth in this Appendix E, other than the provisions of Sections 2.01(a)(i), 2.02(a) and Article 3 of this Appendix E, shall only be applicable with respect to retirement allowances, vested benefits, or other benefits attributable to a Member's Benefit Service prior to January 1, 1996; provided, however, that a Member's Benefit Service on and after January 1, 1996 shall be taken into account for purposes of the determination under Section 4.03 of this Appendix E of whether a reduction for the commencement of benefits prior to Normal Retirement Date applies and for purposes of calculating the percentage of disability retirement allowance payable pursuant to Section 4.04 of this Appendix E.

                             ARTICLE 1 - DEFINITIONS

1.03 Annuity Starting Date shall mean the first day of the first period for which an amount is due on behalf of a Member or former Member as an annuity or any other form of payment under the Plan; provided, however, that in the case of a Member who retires under Section 4.04, Annuity Starting Date shall mean his or her Normal Retirement Date.

1.07 Benefit Service shall mean employment recognized as such for the purposes of determining eligibility for certain benefits and computing a benefit under the Plan as provided under Article 2.

1.15 Eligibility Service shall mean any employment recognized as such for the purposes of meeting the eligibility requirements for membership in the Plan and for eligibility for certain benefits under the Plan as provided under Article 2.

1.17 Equivalent Actuarial Value shall mean equivalent value of a benefit under the Plan determined on the basis of the applicable factors set forth in
      Schedule I, except as otherwise specified in the Plan. In any other event, Equivalent Actuarial Value shall be determined on the same actuarial basis utilized to compute the factors set forth in Schedule I.

1.26 Normal Retirement Date shall mean the first day of the calendar month next following the date the employee or former employee attains age 65, which is his or her Normal Retirement Age.

1.32 Postponed Retirement Date shall mean, with respect to an Employee who does not retire at Normal Retirement Date but who works after such date, the first day of the calendar month next following the date on which such Employee retires from active service. No retirement allowance shall be paid to the Employee until his or her Postponed Retirement Date, except as otherwise provided in Article 4.

1.44 Public Disability Benefit shall mean disability payments or lump sum payments under any workers' compensation or occupational diseases law, except fixed statutory payments for the loss of any bodily member and except lump-sum payments for disfigurement. The amount of the deduction to be made from monthly disability retirement allowances in respect to any lump-sum payments under any workers' compensation or occupational diseases law shall be determined by dividing the lump-sum payment by the maximum number of months or fractions thereof in the period provided by statute or regulation, provided the amount of such deduction shall be limited to the amount of monthly disability retirement allowance and shall be applicable for the number of months and fractions thereof in such maximum period.

1.45 Southeast Forest Accrued Benefit shall mean the accrued benefit under the Southeast Forest Plan as of December 31, 1995.

1.46 Southeast Forest Plan shall mean the Employees Retirement Income Plan for Rayonier Incorporated Hourly Employees at the Southeast Forest Resources as in effect on the date specified in the Plan.

1.47 Total and Permanent Disability shall mean the total and permanent disablement of a Member if (a) through some unintentional cause, he or she has been totally disabled by bodily injury or disease or by mental derangement so as to be prevented thereby from engaging in any regular occupation or employment for remuneration or profit, and (b) such total disability is expected to be permanent and continuous during the remainder of his or her life, provided such disability is not incurred in service in the armed forces of any country, each as determined by the Company on the basis of qualified medical evidence.

                               ARTICLE 2 - SERVICE

2.01  Eligibility Service

(a)   (i)   Eligibility Service Prior to January 1, 1996 - Subject to the
            bridging breaks in service provisions of Section 2.01(e), a Member's
            Eligibility Service shall include the "Vesting Service" credited to such Member under the Southeast Forest Plan as of December 31, 1995.

      (ii) Eligibility Service on and after January 1, 1996 - Except as otherwise provided in this Article 2, all uninterrupted employment with the Company or with an Associated Company rendered on and after January 1, 1996 and prior to the date such Member's employment terminates, shall be recognized as Eligibility Service for all Plan purposes. Notwithstanding the foregoing, with respect to any calendar year in which the employee completes at least 1,000 Hours of Service there shall be included in his or her Eligibility Service a full year of Eligibility Service. For any calendar year in which the employee completes less than 1,000 Hours of Service there shall be included in his or her Eligibility Service one month of Eligibility Service for each calendar month in which he or she works at least one day.

(b) Hours of Service - "Hours of Service" shall include hours worked and hours for which a person is compensated by the Company or by an Associated Company for the performance of duties for the Company or an Associated Company, although he or she has not worked (such as: paid holidays, paid vacation, paid sick leave, paid time off and back pay for the period for which it was awarded), and each such hour shall be computed as only one hour, even though he or she is compensated at more than the straight time rate. This definition of "Hours of Service" shall be applied in a consistent and non-discriminatory manner in compliance with 29 Code of Federal Regulations, Section 2530.200b-2(b) and
      (c) as promulgated by the United States Department of Labor and as may hereafter be amended.

(c) Certain absences to be recognized as Eligibility Service - Except as otherwise indicated in this Article 2, the following periods of approved absence shall be recognized as Eligibility Service under the Plan and shall not be considered as breaks in Eligibility Service:

      (i) The period of any leave of absence granted in respect of service with the armed forces of the United States on or after January 1, 1996, provided the Employee shall have returned to the service of the Company or an Associated Company in accordance with re-employment rights under applicable law and shall have complied with all of the requirements of such law as to re-employment.

      (ii) The period on or after January 1, 1996 of any leave of absence approved by the Company, provided the employee shall have returned to the service of the Company or an Associated Company upon the expiration of such approved leave.

      If an Employee fails to return to active employment upon expiration of the approved absences specified in sub-paragraphs (i) and (ii) above, such periods of approved absence shall not be considered as Eligibility Service under the Plan.

(d) Breaks in Service - All calendar years other than the calendar year in which the employee is hired or calendar years in which an absence specified in paragraph (c) above occurs and such absence is considered as Eligibility Service, in which an employee does not work at least one day shall be considered as breaks in Eligibility Service; provided, however, that in no event shall there be a break in Eligibility Service unless the employee's employment with the Company or an Associated Company is terminated.

(e)   Bridging breaks in service

      (i) If an Employee has a break in service and such Employee was eligible for a vested benefit under Section 4.05 at the time of his or her break in service, except as otherwise provided in Section 4.11, employment both before and after the Employee's absence shall be immediately recognized as Eligibility Service, subject to the provisions of this Section 2.01, upon his or her return to the employ of the Company or an Associated Company.

      (ii) If an Employee has a break in service and such Employee was not eligible for a vested benefit under Section 4.05 at the time of his or her break in service, Eligibility Service shall begin from the date of his or her return to the employ of the Company or an Associated Company. If such Employee returns to the employ of the Company or an Associated Company and the period of the Employee's break is less than the greater of (1) five years or (2) the Eligibility Service rendered prior to such break, the service prior to such break shall be included as Eligibility Service, subject to the provisions of this Section 2.01, only upon completion of at least twelve months of Eligibility Service following his or her break in service. However, if the period of the Employee's break in service equals or exceeds the greater of (1) five years or (2) the Eligibility Service rendered prior to such break, the service rendered prior to such break shall not be included as Eligibility Service.

2.02  Benefit Service

(a) Benefit Service prior to January 1, 1996 - Subject to the restoration of Benefit Service provisions of Section 2.02(e)(ii), Benefit Service shall include the "Benefit Service" credited to such Member under the Southeast Forest Plan as of December 31, 1995.

(b) Employment on or after January 1, 1996 with the Company or an Associated Company - All uninterrupted employment with the Company or with an Associated Company rendered or after January 1 1996 and prior to the date such Member's employment terminates shall be recognized as Benefit Service for the purpose of meeting the eligibility requirements of the Plan for a standard early retirement allowance under Section 4.03 or a disability retirement allowance under Section 4.04, but not for the purpose of computing the amount of any retirement allowance or vested benefit under the Plan. However, such uninterrupted employment shall be included for the purposes of calculating the Benefit Service with respect to which the determination is made pursuant to Section 4.03(b) of whether a reduction for the commencement of benefits prior to Normal Retirement Date applies and for purposes of calculating the percentage of disability retirement allowance payable pursuant to Section 4.04(b).

(c) Certain absences to be recognized as Benefit Service - Except as otherwise indicated below, the following periods of approved absence shall be recognized as Benefit Service and shall not be considered as breaks in Benefit Service:

      (i) The period of any leave of absence granted in respect of service with the armed forces of the United States on and after January 1, 1996, provided the Employee shall have returned to the service of the Company or an Associated Company in accordance with reemployment rights under applicable law and shall have complied with all of the requirements of such law as to reemployment, shall be recognized as Benefit Service for the purpose of meeting the eligibility requirements of the Plan for a standard early retirement allowance under Section 4.03 or a disability retirement allowance under Section 4.04 and shall not be considered as a break in Benefit Service nor be considered as Benefit Service for the purpose of computing the amount of any retirement allowance or vested benefit under the Plan. However, such leave of absence shall be included for the purposes of calculating the Benefit Service with respect to which the determination is made pursuant to
            Section 4.03(b) of whether a reduction for the commencement of benefit prior to Normal Retirement Date applies and for purposes of calculating the percentage of disability retirement allowance payable pursuant to Section 4.04 (b).

      (ii) With respect to an Employee who was in receipt of Worker's Compensation benefits on December 31, 1995 as a result of such Employee's employment with the Company, the continuous period on and after January 1, 1996 for which such benefits are paid to the Employee shall be recognized as Benefit Service for all purposes of the Plan and shall not be considered as a break in Benefit Service.

(d)   All Other Absences for Employees

      (i) No period of absence approved by the Company other than that specified in Section 2.02(c) above shall be recognized as Benefit Service for purposes of this Section 2.02.

      (ii) No other absence, other than the absence covered by the exception in clause (i) above, shall be recognized as Benefit Service for purposes of this Section 2.02 and any such absence shall be considered as a break in Benefit Service for purposes of this
            Section 2.02.

            If the Employee was eligible for a vested benefit under Section 4.05 at the time of a break in service, Benefit Service under Section 2.02(a) above before the Employee's absence shall be immediately recognized as Benefit Service for purposes of Section 2.02(a) above upon his or her return to service and Benefit Service under Sections 2.02(b) and (c) above both before and after the Employee's absence shall be immediately recognized as Benefit Service for purposes of Sections 2.02(b) and (c) above upon his or her return to service.

            If the Employee was not eligible for a vested benefit under Section
            4.05 at the time of a break in service, Benefit Service under
            Section 2.02(b) above shall begin from the date of the Employee's return to the employ of the Company. However, any Benefit Service prior to January 1, 1996 rendered prior to such break in service shall be included as Benefit Service for purposes of Section 2.02(a) above and any Benefit Service on or after January 1, 1996 shall be included as Benefit Service for purposes of Sections 2.02 (b) and
            (c) above only at the time that the Member bridges his or her Eligibility Service in accordance with the provisions of Section 2.01(e).

                             ARTICLE 3 - MEMBERSHIP

3.01 Any employee or former employee of Rayonier Inc. at the Southeast Forest Resources (or its predecessor ITT Rayonier Incorporated at its Southeast Forest Operations) who is a participant in the Southeast Forest Plan as of December 31, 1995 shall become a Member of the Plan on January 1, 1996, but he or she shall not accrue any Eligibility Service or Benefit Service for purposes of this Appendix E of the Plan unless he or she is employed by the Company or an Associated Company. Any former employee of Rayonier Inc. at the Southeast Forest Resources (or its predecessor ITT Rayonier Incorporated at its Southeast Forest Operations) who is entitled to receive a pension benefit or disability benefit under the Southeast Forest Plan as of December 31, 1995, or his or her spouse or beneficiary, shall be eligible for and shall receive from this Plan benefits in the same amount and payable in accordance with the same terms as the pension benefit or disability benefit to which he or she was entitled under the Southeast Forest Plan as of December 31, 1995.

                              ARTICLE 4 - BENEFITS

4.01  Normal Retirement Allowance

(b)   Benefit

      Prior to adjustment in accordance with Sections 4.06(a) and 4.07(b), the annual normal retirement allowance with respect to Benefit Service credited prior to January 1, 1996 and Benefit Service credited under
      Section 2.02(c)(ii) on and after January 1, 1996 payable on a lifetime basis upon retirement at such Member's Normal Retirement Date, shall be equal to the sum of (i) and (ii) where:

      (i)   equals his or her Southeast Forest Accrued Benefit; and

      (ii) equals $180.00 multiplied by his or her Benefit Service credited pursuant to Section 2.02(c)(ii).

4.02  Postponed Retirement Allowance

(b) Benefit - Except as hereinafter provided and prior to adjustment in accordance with Sections 4.06(a) and 4.07(b), the annual postponed retirement allowance with respect to Benefit Service credited prior to January 1, 1996 and Benefit Service credited under Section 2.02(c)(ii) on and after January 1, 1996 payable on a lifetime basis upon retirement at a Member's Postponed Retirement Date shall be equal to the annual normal retirement allowance to which the Member would have been entitled under
      Section 4.01(b) based on such Benefit Service had he or she retired on his or her Normal Retirement Date, increased by an amount which is the Actuarial Equivalent Value of the monthly payments which would have been payable with respect to such Benefit Service with respect to each month in which he or she completed less than 40 Hours of Service. Any monthly payment determined under this paragraph (b) with respect to any such month in which he or she completed less than 40 Hours of Service shall be computed as if the Member had retired on his or her Normal Retirement Date.

(c) Benefit for Member in Active Service after he or she attains Age 70-1/2 - In the event a Member's retirement allowance is required to begin under
      Section 4.10 while the Member is in active service, the January 1 immediately following the calendar year in which the Member attained age 70-1/2 shall be the Member's Annuity Starting Date for purposes of this
      Article 4 and the Member shall receive a postponed retirement allowance commencing on that January 1 in an amount determined as if he or she had retired on such date. As of each succeeding January 1 prior to the Member's actual Postponed Retirement Date and as of his or her actual Postponed Retirement Date, the Member's retirement allowance shall be reduced by the Equivalent Actuarial Value of the total payments of his or her postponed retirement allowance made with respect to each month of continued employment in which he or she completed at least 40 Hours of Service and which were paid prior to each such recomputation, provided that no such reduction shall reduce the Member's postponed retirement allowance below the amount of postponed retirement allowance payable to the Member immediately prior to the recomputation of such retirement allowance.

4.03  Standard Early Retirement Allowance

(a) Eligibility - A Member who has not reached his or her Normal Retirement Date but has, prior to his or her termination of employment reached the 55th anniversary of his or her birth and completed 15 years of Benefit Service (as determined in accordance with Sections 2.02 (a), (b) and (c)), is eligible to retire on a standard early retirement allowance on the first day of the calendar month next following termination of employment, which date shall be the Member's Early Retirement Date.

(b) Benefit - Except as hereinafter provided and prior to adjustment in accordance with Sections 4.06(a) and 4.07(b), the standard early retirement allowance with respect to Benefit Service credited prior to January 1, 1996 and Benefit Service credited under Section 2.02(c)(ii) on and after January 1, 1996 shall be an allowance deferred to commence on the Member's Normal Retirement Date and shall be equal to the sum of (i) and (ii) where:

      (i)   equals his or her Southeast Forest Accrued Benefit; and

      (ii) equals $180.00 multiplied by his or her Benefit Service credited pursuant to Section 2.02(c)(ii).

      The Member may, however, elect to receive an early retirement allowance commencing on the last day of the month in which his or her Early Retirement Date occurs or on the last day of any calendar month before his or her Normal Retirement Date specified in his or her later request therefor; provided, however, that in the event the Member had not attained age 62 and completed at least 20 years of Benefit Service (as determined in accordance with Sections 2.02(a), (b) and (c)) as of the date he or she terminated employment, such retirement allowance shall be a reduced amount which, prior to adjustment in accordance with Sections 4.06(a) and 4.07(a) shall be equal to his or her Southeast Forest Accrued Benefit reduced by 1/180th for each month up to 60 months by which the commencement date of his or her retirement allowance precedes his or her Normal Retirement Date and further reduced by 1/360th for each such month in excess of 60 months.

4.04  Disability Retirement Allowance

(a) Eligibility - A Member who has completed ten years of Benefit Service (determined in accordance with Sections 2.02(a), (b) and (c)) who incurs a Total and Permanent Disability is eligible to retire on a disability retirement allowance on the first day of the calendar month next following the date the Member is determined to be so disabled by the Company based on a qualified medical evidence, which date shall be the Member's Disability Retirement Date.

(b) Benefit -Except as herein provided and prior to any adjustment in accordance with Section 4.07(b)(ii), the disability retirement allowance shall commence on the last day of the calendar month in which the Member's Disability Retirement Date occurs and shall be equal to the sum of (i) and
      (ii) where:

      (i)   equals his or her Southeast Forest Accrued Benefit; and

      (ii) equals $180.00 multiplied by his or her Benefit Service credited pursuant to Section 2.02(c)(ii);

      multiplied by the percentage set forth below based on his or her years of Benefit Service (as determined in accordance with Sections 2.02(a), (b) and (c)):

               Years of Benefit Service          Percentage
               ------------------------          ----------
                      10                             50%
                      11                             60
                      12                             70
                      13                             80
                      14                             90
                      15 or more                    100
                                        (The above percentages are to be
                                        interpolated to reflect fractional
                                        years of Benefit Service.)

      Notwithstanding the preceding sentence, if a Member is awarded a Public Disability Benefit, the disability retirement allowance payable prior to his or her Normal Retirement Date shall be reduced by the amount of the Company-provided Public Disability Benefit. On and after the Member's Normal Retirement Date, the disability retirement allowance, which shall be calculated without regard to any adjustment prior to the Member's Normal Retirement Date made pursuant to Section 4.07(b)(ii), will be adjusted, if applicable, in accordance with Sections 4.06(a) and 4.06(b).

(c) Benefit Discontinuance - In the event such Member's disability retirement allowance is discontinued as herein provided and he or she is not restored to service as an Employee, he or she shall be entitled to retire on a standard early retirement allowance as of the first day of the calendar month next following such discontinuance or to receive a vested benefit commencing on the last day of the month in which his or her Normal Retirement Date occurs, provided that, in the case of early retirement, at his or her Disability Retirement Date he or she had completed the eligibility requirements for the standard early retirement allowance. In either case, the standard early retirement allowance or vested benefit shall be computed on the basis of the Member's Benefit Service as of the earlier of his or her Disability Retirement Date or January 1, 1996.

(d) Medical Examination - Any Member who has not reached his or her Normal Retirement Date and who is claiming to be totally and permanently disabled may be required by the Company to submit to examination in a clinic or by a physician or physicians selected by the Company, and any question as to the existence of such disability shall be settled on the basis of such examination. Should any Member in receipt of a disability retirement allowance refuse to submit to such medical examination, his or her disability retirement allowance shall be discontinued until his or her withdrawal of such refusal, and should his or her refusal continue for a year, all rights in and to the disability retirement allowance shall cease; provided, however, that he or she shall be entitled to have his or her disability retirement allowance restored, prior to his or her Normal Retirement Date, if, on the basis of a medical examination by a physician or physicians designated by the Company, the Company finds that he or she has again lost earning capacity because of the same disability.

4.05  Vested Benefit

(b) Benefit - Prior to adjustment in accordance with Sections 4.06(a) and 4.07(a), the vested benefit payable to a Member shall be a benefit deferred to commence on the last day of the month in which the former Member's Normal Retirement Date occurs and shall be equal to the sum of
      (i) and (ii) where:

      (i)   equals his or her Southeast Forest Accrued Benefit; and

      (ii) equals $180.00 multiplied by his or her Benefit Service credited pursuant to Section 2.02(c)(ii).

      On or after the date on which the former Member shall have reached the 55th anniversary of his or her birth, he or she may elect to receive a benefit commencing on the last day of any calendar month next following the 55th anniversary of his or her birth and prior to his or her Normal Retirement Date as specified in his or her request therefor, after receipt by the Retirement Committee of written application therefor made by the former Member and filed with the Retirement Committee. Upon such earlier payment, the vested benefit otherwise payable at the former Member's Normal Retirement Date will be reduced by 1/180th for each month up to 60 months by which the commencement date of such payments precedes his or her Normal Retirement Date and further reduced by 1/360th for each such month in excess of 60 months.

4.06  Forms of Benefit Payment after Retirement

(a)   Automatic Forms of Payment

      (i) Automatic Joint and Survivor Annuity - If a Member or former Member who is married on his or her Annuity Starting Date has not made an election of an optional form of payment as provided in Section 4.06(b), the retirement allowance or vested benefit payable to such Member or former Member commencing on his or her Annuity Starting Date shall automatically be adjusted to provide (A) a reduced benefit payable to the Member or former Member during his or her life equal to his or her benefit otherwise payable without optional modification computed in accordance with Section 4.01, 4.02, 4.03,
            4.04 or 4.05, as the case may be, multiplied by the appropriate factor contained in Table 1 of Schedule I and (B) a benefit payable after his or her death to his or her surviving spouse equal to 50% of the reduced benefit payable to the Member or former Member.

      (ii) Automatic Life Annuity - If a Member or former Member is not married on his or her Annuity Starting Date, the retirement allowance or vested benefit computed in accordance with Section 4.01, 4.02, 4.03,
            4.04 or 4.05, as the case may be, shall be paid to the Member or former Member in the form of a lifetime benefit payable during his or her own lifetime with no further benefit payable to anyone after his or her death, unless the Member or former Member is eligible for and makes an election of an optional form of payment under Section 4.06(b).

      (iii) A married former Member entitled to, but not in receipt of, a retirement allowance or vested benefit as of August 23, 1984 who terminated service on or after September 2,

            1974 but before January 1, 1976 may elect, during the period beginning on August 23, 1984 and ending on his or her Annuity Starting Date, to have his or her retirement allowance or vested benefit payable in accordance with the provisions of this Section 4.06(a).

(b)   Optional Forms of Payment

      (i) Life Annuity Option - Any Member or former Member who retires or terminates employment with the right to a retirement allowance or vested benefit may elect, in accordance with the provisions of
            Section 4.06(d), to provide that the retirement allowance payable to him or her under Section 4.01, 4.02, 4.03 or 4.04 or the vested benefit payable to him or her under Section 4.05 shall be in the form of a lifetime benefit payable during his or her own lifetime with no further benefit payable to anyone after his or her death.

      (ii) Contingent Annuity Option - Any Member who retires or terminates employment with the right to a retirement allowance may elect, in accordance with provisions of Section 4.06(d), to convert the benefit otherwise payable to him or her without optional modification under Section 4.01, 4.02, 4.03 or 4.04, as the case may be, into one of the following alternative options in order to provide that after his or her death, a lifetime benefit shall be payable to the person who, when the option became effective, was designated by him or her to be his or her contingent annuitant. The optional benefit elected shall be the Equivalent Actuarial Value of the benefit otherwise payable without optional modification under
            Section 4.01, 4.02, 4.03 or 4.04.

            Option 1 - A reduced retirement allowance payable during the Member's or former Member's life with the provision that after his or her death a benefit equal to 100% of his or her reduced retirement allowance shall be paid during the life of, and to, his or her surviving contingent annuitant.

            Option 2 - A reduced benefit payable during the Member's or former Member's life with the provision that after his or her death a benefit equal to 50% of his or her reduced retirement allowance shall be paid during the life of, and to, his or her surviving contingent annuitant.

(d) Election of Options - A Member or former Member may, subject to the provisions of this Section 4.06(d), elect to receive his or her retirement allowance or vested benefit in the optional form of payment described in
      Section 4.06(b)(i) or, in the case of a Member who retires under the provisions of Section 4.01, 4.02, 4.03 or 4.04, in one of the optional forms of payment described in Section 4.06(b)(ii), in lieu of the automatic forms of payment described in Section 4.06(a). Notwithstanding the preceding sentence, a Member who retired on a disability retirement allowance may only elect an optional form of payment under this Section
      4.06 to take effect on his or her Normal Retirement Date. A married Member's or a married former Member's election of a Life Annuity form of payment under Section 4.06(b)(i) or any optional form of payment under
      Section 4.06(b)(ii), which does not provide for monthly payments to his or her spouse for life after the Member's or former Member's death, in an amount equal to at least 50% but not more than 100% of the monthly amount payable under that form of payment to the Member or former Member and which is not of Equivalent Actuarial Value to the Automatic Joint and Survivor Annuity described in Section 4.06(a)(i), shall be effective only with Spousal Consent; provided that such Spousal Consent to the election has been received by the Retirement Committee.

      Any election made under Section 4.06(a) or Section 4.06(b) shall be made on a form approved by the Retirement Committee and may be made during the 90-day period ending on the Member's Annuity Starting Date, but not prior to the date the Member or former Member receives the written explanation described in Section 4.06(c). Any such election shall become effective on the Member's or former Member's Annuity Starting Date, provided the appropriate form is filed with and received by the Retirement Committee and may not be modified or revoked after his or her Annuity Starting Date. Any election made under Section 4.06(a) or Section 4.06(b) after having been filed, may be revoked or changed by the Member or former Member only by written notice received by the Retirement Committee before his or her election becomes effective on his or her Annuity Starting Date. Any subsequent elections and revocations may be made at any time and from time to time during the 90-day period ending on the Member's or former Member's Annuity Starting Date. A revocation shall be effective when the completed notice is received by the Retirement Committee. A re-election shall be effective on the Member's or former Member's Annuity Starting Date. If, however, the Member or the spouse or the contingent annuitant designated in the election dies before the election has become effective, the election shall thereby be revoked.

      If a Member dies after his or her Annuity Starting Date, any payment continuing on to his or her spouse or contingent annuitant shall be distributed at least as rapidly as under the method of distribution being used as of the Member's date of death.

4.07  Survivor's Benefit Applicable Before the Annuity Starting Date

(a)   Automatic Pre-Retirement Spouse's Benefit

      (i) Automatic Pre-Retirement Spouse's Benefit applicable before termination of employment - The surviving spouse of a Member who has completed 5 years of Eligibility Service and who does not have an effective election of the optional Pre-Retirement Survivor's Benefit under Section 4.07(b)(i) shall automatically receive a benefit payable under the automatic Pre-Retirement Spouse's Benefit of this
            Section 4.07(a)(i) in the event said Member should die after the effective date of coverage hereunder and before termination of employment. The benefit payable to the Member's spouse shall be equal to 50% of the benefit the Member would have received if the retirement allowance or vested benefit the Member was entitled to at his or her date of death had commenced as of the month in which his or her Normal Retirement Date would have occurred (or as of the month following the month in which his or her date of death occurred, if later) in the form of the Automatic Joint and Survivor Annuity under Section 4.06(a)(i). Such benefit shall be payable for the life of the spouse commencing as of the month in which the Member's Normal Retirement Date would have occurred (or the month next following the month in which the Member's date of death occurred, if later). However, the Member's spouse may elect, by written application filed with the Retirement Committee, to have payments begin as of the last day of any calendar month on or after the date the former Member would have reached the 55th anniversary of his or her birth.

            If the Member's spouse elects to commence payment of the automatic Pre-Retirement Spouse's Benefit prior to what would have been the Member's Normal Retirement Date, the amount of such benefit payable to the spouse shall be based on the standard early retirement allowance or vested benefit to which the Member would have been entitled, had the Member elected to have payments commence to himself or herself on such earlier date in accordance with the provisions of Section 4.03(b) or Section 4.05(b).

            However, if a Member had elected Option 1 under Section 4.06(b)(ii) within the 90-day period proceeding his or her Annuity Starting Date, with his or her spouse as contingent annuitant, the amount of benefit payable to the spouse shall be based on the provisions of Option 1, in lieu of the provisions of this Section 4.07(a)(i).

            Coverage hereunder shall be applicable to a married Member in active service who has satisfied the eligibility requirements for a retirement allowance under Section 4.01(a), 4.02(a) or 4.03(a) or a vested benefit under Section 4.05(a) and shall become effective on the date the Member marries and shall cease on the earlier of (i) the date such active Member's marriage is legally dissolved by a divorce decree or (ii) the date such active Member's spouse dies.

      (ii) Automatic Pre-Retirement Spouse's Benefit applicable during disability retirement - The surviving spouse of a Member who is receiving a disability retirement allowance under Section 4.04 and who does not have an effective election of the optional Pre-Retirement Survivor's Benefit under Section 4.07(b)(ii) shall automatically receive a benefit payable under the automatic Pre-Retirement Spouse's Benefit of this Section 4.07(a)(ii) in the event said Member should die after the effective date of coverage thereunder and before Normal Retirement Date. The benefit payable to the Member's spouse shall be equal to 50% of the benefit the Member was receiving prior to his date of death multiplied by the applicable factor in Table 1 of Schedule I based on the ages of the Member and his or her spouse on the Member's date of death. Such benefit shall be payable for the life of the spouse commencing as of the last day of the month of the Member's death.

            However, if a Member had elected Option 1 under Section 4.06(b)(ii) within the 90-day period proceeding his or her Annuity Starting Date, with his or her spouse as contingent annuitant, the amount of benefit payable to the spouse shall be based on the provisions of Option 1, in lieu of the provisions of this Section 4.07(a)(ii).

            Coverage hereunder shall be applicable to a married Member who has satisfied the eligibility requirements for a disability retirement allowance under Section 4.04(a) and shall become effective on the date the Member marries and shall cease on the earliest of (i) the date such Member's marriage is legally dissolved by a divorce decree or (ii) the date such Member's spouse dies.

      (iii) Automatic Pre-Retirement Spouse's Benefit applicable upon termination of employment - In the case of a Member or former Member who is married and entitled to a standard early retirement allowance under Section 4.03 or a vested benefit under Section 4.05, the provisions of this Section 4.07(a)(iii) shall apply to the period between the date his or her services are terminated or the date, if later, the Member or former Member is married and his or her Annuity Starting Date, or other cessation of coverage as later specified in this Section 4.07(a)(iii).

            In the event of a married Member's or former Member's death during any period in which these provisions have not been waived or revoked by the Member or former Member and his or her spouse, the benefit payable to the Member's or former Member's spouse shall be equal to 50% of the standard early retirement allowance or vested benefit the Member or former Member would have received as of the month in which his or her Normal Retirement Date would have occurred if he or she had elected to receive such benefit in the form of the Automatic Joint and Survivor Annuity under Section 4.06(a).

            The spouse's benefit shall be payable for the life of the spouse commencing as of the month in which the Member's or former Member's Normal Retirement Date would have occurred. However, the Member's or former Member's spouse may elect, by written application filed with the Retirement Committee, to have payments begin as of any month following the month in which the Member or former Member would have reached the 55th anniversary of his or her birth (or following the month in which his or her date of death occurred, if later). If the Member's or former Member's spouse elects to commence payment of this automatic Pre-Retirement Spouse's Benefit prior to what would have been the Member's or former Member's Normal Retirement Date, the amount of such benefit payable to the spouse shall be based on the standard early retirement allowance or vested benefit to which the Member or former Member would have been entitled, had the Member or former Member elected to have payments commence to himself or herself on such earlier date in accordance with the provisions of
            Section 4.03(b) or Section 4.05(b).

            However, if a Member or former Member had elected Option 1 under
            Section 4.06(b)(ii) within the 90-day period preceding his or her Annuity Starting Date, with his or her spouse as contingent annuitant, the amount of benefit payable to the spouse shall be based on the provisions of Option 1, in lieu of the provisions of this Section 4.07(a)(iii).

            The vested benefit payable to a former Member whose spouse is covered under this Section 4.07(a)(iii) or, if applicable, the benefit payable to his or her spouse upon his or her death shall be reduced by the applicable percentages shown below. Such reduction shall apply to each month during which coverage is in effect for at least one day; provided, however, no reduction shall be made with respect to any period before the later of (1) the date the Retirement Committee furnishes the former Member the notice of his or her right to waive the automatic Pre-Retirement Spouse's Benefit or (2) the commencement of the election period specified in Section 4.07(c) below.

                     ANNUAL REDUCTION FOR SPOUSE'S COVERAGE
                         AFTER TERMINATION OF EMPLOYMENT
                              OTHER THAN RETIREMENT

                           Age                   Reduction
                           ---                   ---------
                   Less than 40              1/10 of 1% per year
                   40 but prior to 50        2/10 of 1% per year
                   50 but prior to 55        3/10 of 1% per year
                   55 but prior to 60        5/10 of 1% per year
                   60 but less than 65       1% per year

(b)   Optional Pre-Retirement Survivor's Benefit

      The term "Beneficiary" for purposes of this Section 4.07(b) shall mean any person named by the Member by written designation to receive benefits payable under the optional Pre-Retirement Survivor's Benefit; provided, however, that for any married Member the term "Beneficiary" shall automatically mean the Member's spouse and any prior designation to the contrary will be canceled, unless the Member, with Spousal Consent, designates otherwise. An election of a non-spouse Beneficiary by a married Member shall be effective only if accompanied by Spousal Consent and such Spousal Consent has been received by the Retirement Committee. The Retirement Committee shall resolve any questions arising hereunder as to the meaning of "Beneficiary" on a basis uniformly applicable to all Members similarly situated.

      (i) Optional Pre-Retirement Survivor's Benefit in Active Service After Normal Retirement Date - A Member in active service after his or her Normal Retirement Date may elect a Pre-Retirement Survivor's Benefit with a non-spouse Beneficiary pursuant to this Section 4.07(b)(i); provided, however, that if such Member is married, he or she must first make an effective waiver of the automatic Pre-Retirement Spouse's Benefit under Section 4.07(a)(i) pursuant to Section 4.07(c).

            In the event of a Member's death during any period in which the Pre-Retirement Survivor's Benefit provided in this Section 4.07(b)(i) is in effect, the benefit payable to the Member's Beneficiary shall be equal to 50% of the retirement allowance the Member would have received on his or her date of death if he or she had elected to receive such benefit in the form of Option 2 under
            Section 4.06(b)(ii). The Pre-Retirement Survivor's Benefit shall be payable for the life of the Beneficiary commencing on the last day of the month following the Member's death.

      (ii) Optional Pre-Retirement Survivor's Benefit During Disability - In the case of a Member retired due to disability under the provisions of

            Section 4.04, the provisions of this Section 4.07(b)(ii) shall apply to the period between his or her Disability Retirement Date and his or her Normal Retirement Date.

            The Member may elect the optional Pre-Retirement Survivor's Benefit under Option A or B below; provided, however, that a married Member may not elect Option A below with his spouse as Beneficiary.

            Option A - The disability retirement allowance payable to the Member prior to his or her Normal Retirement Date shall be equal to the retirement allowance the Member would have received on his or her Disability Retirement Date if he or she had elected to receive such retirement allowance in the form of Option 2 under Section 4.06(b)(ii). In the event of the Member's death during any period in which this Option A is in effect, the benefit payable during the life of, and to, his or her Beneficiary shall be equal to 50% of the Member's disability retirement allowance calculated in accordance with the prior sentence, and shall commence on the last day of the month following the Member's death.

            Option B - The disability retirement allowance payable to the Member prior to his or her Normal Retirement Date shall be equal to the retirement allowance the Member would have received on his or her Disability Retirement Date if he or she had elected to receive such retirement allowance in the form of Option 1 under Section 4.06(b)(ii). In the event of the Member's death during any period when this Option B is in effect, the benefit payable during the life of, and to, his or her Beneficiary shall be equal to 100% of the Member's disability retirement allowance calculated in accordance with the prior sentence, and shall commence on the last day of the month following the Member's death.

            A Member who is eligible for a disability retirement allowance under
            Section 4.04 may elect the optional Pre-Retirement Survivor's Benefit pursuant to this Section 4.07(b)(ii); provided, however, that if such Member is married and elects a Beneficiary other than his or her spouse, he or she must first make an effective waiver of the automatic Pre-Retirement Spouse's Benefit under Section 4.07(a)(ii) pursuant to Section 4.07(c). In order to elect the optional Pre-Retirement Survivor's Benefit under this Section 4.07(b)(ii), the Member shall, at his or her Disability Retirement Date, complete such forms as are required under this Section 4.07(b)(ii) and, if he or she elects this optional Pre-Retirement Survivor's Benefit, coverage hereunder shall be effective as of his or her Disability Retirement Date. A Member will be deemed to have waived coverage under this Section 4.07(b)(ii) if he or she does not file the appropriate forms with the Retirement Committee at his or her Disability Retirement Date.

(c) The Retirement Committee shall furnish to each Member and former Member a written explanation which describes (i) the terms and conditions of the automatic Pre-Retirement Spouse's Benefit and the optional Pre-Retirement Survivor Benefit, (ii) the Member's or former Member's right to make, and the effect of, an election to waive the automatic Pre-Retirement Spouse's Benefit and to elect the optional Pre-Retirement Survivor's Benefit, (iii) the rights of the Member's or former Member's spouse, and (iv) the right to make, and the effect of, a revocation of such a waiver. Such written explanation shall be furnished (A) to each Member in active service within the period beginning one year prior to his or her attainment of his or her Normal Retirement Date and ending one year after his or her attainment thereof, (B) to each Member or former Member who has terminated service before the first anniversary of the date he or she terminated service, and
      (C) to each

      Member eligible for a disability retirement allowance before his or her Disability Retirement Date, and shall be furnished to such Member or former Member even though he or she is not married.

      The period during which the Member may make an election to waive the automatic Pre-Retirement Spouse's Benefit provided under Section 4.07(a)(i) and to elect in lieu thereof the optional Pre-Retirement Survivor's Benefit under Section 4.07(b)(i) shall begin not later than his or her Normal Retirement Date and end on his or her Annuity Starting Date or, if earlier, his or her date of death. The period during which the Member may make an election to waive the automatic Pre-Retirement Spouse's Benefit provided under Section 4.07(a)(ii) and to elect in lieu thereof the optional Pre-Retirement Survivor's Benefit under Section 4.07(b)(ii) shall begin not later than on the date he or she becomes disabled and end on his or her Disability Retirement Date. The period during which the former Member may make an election to waive the automatic Pre-Retirement Spouse's Benefit provided under Section 4.07(a)(iii) shall begin not later than the date his or her employment terminates and end on his or her Annuity Starting Date or, if earlier, his or her date of death. Any waiver, revocation or re-election of the automatic Pre-Retirement Spouse's Benefit shall be made on a form provided by the Retirement Committee and any waiver or revocation shall require Spousal Consent. If, upon termination of employment, the former Member waives coverage hereunder in accordance with administrative procedures established by the Retirement Committee for all Members similarly situated, such waiver shall be effective as of the Member's or former Member's Severance Date. Any later re-election or revocation under Section 4.07(a)(iii) shall be effective when the completed form is received by the Retirement Committee. If a Member or former Member dies during the period when a waiver is in effect, there shall be no benefits payable to his or her spouse under the provisions of this Section 4.07, unless an effective election under
      Section 4.07(b)(i) or (ii) is in effect and the spouse is the Beneficiary.

      Except as described above in the event of a waiver or revocation, coverage under Section 4.07(a)(i), (ii) or (iii) shall cease to be effective upon a Member's or former Member's Annuity Starting Date, or upon the date a Member's or former Member's marriage is legally dissolved by a divorce decree, or upon the death of the spouse, whichever event shall first occur.

      Coverage under Section 4.07(b)(i) shall cease to be effective upon a Member's Annuity Starting Date, upon the death of the Beneficiary, or upon the marriage of an unmarried Member, whichever event shall first occur. Coverage under Section 4.07(b)(ii) shall cease to be effective upon a Member's Annuity Starting Date, upon the death of the Beneficiary, upon the marriage of an unmarried Member, or upon the cessation of a Member's Total and Permanent Disability, whichever event shall first occur.

(d) Any election made under Section 4.07 (including any waiver or revocation thereof) shall be made on a form approved by and filed with the Retirement Committee and in accordance with the term "Beneficiary" as defined in this
      Section 4.07.

(e) Notwithstanding the provisions of Section 4.07(a), a Member or former Member whose employment terminated on or after January 1, 1976 and prior to August 23, 1984 and who is entitled to a retirement allowance or vested benefit pursuant to the provisions of Section 4.03 or 4.05, but who is not yet in receipt thereof, may elect, on or after August 23, 1984 and prior to the commencement of such retirement allowance or vested benefit, to have the provisions of Section 4.07(a)(iii) apply to him or her.

4.10  Payment of Benefits

(a)   Unless otherwise provided under an optional benefit elected pursuant to
      Section 4.06, the survivor's benefit available under Section 4.07 or the provisions of Section 4.10(e)(ii), all retirement allowances, vested benefits or other benefits payable will be paid in monthly installments for each month beginning with (i) the month in which the Member has reached his or her Normal Retirement Date and has retired from active service, (ii) the month in which a Member has reached his or her Postponed Retirement Date and retired from active service, (iii) the month next following the month in which a Member or former Member files a proper application requesting commencement of his or her vested benefit, standard early retirement allowance or disability retirement allowance, or (iv) the month in which benefits under an optional benefit under Section 4.06 or the survivor's benefits under Section 4.07 become payable, whichever is applicable. Such monthly installments shall cease with the payment for the month preceding the month in which the recipient dies. In no event shall a retirement allowance or vested benefit be payable to a Member who continues in or resumes active service with the Company or an Associated Company for any period between his or her Normal Retirement Date and Postponed Retirement Date, except as provided in Sections 4.02(d) and 4.10(e).

(b) In any case, a lump sum payment equal to the retirement allowance or vested benefit payable under Section 4.01, 4.02, 4.03, 4.04 or 4.05 or any pre-retirement spouse's benefit payable under Section 4.07(a) multiplied by the appropriate factor contained in Table 3 of Schedule I shall be made in lieu of any retirement allowance or vested benefit payable to a Member or former Member or any pre-retirement spouse's benefit payable to a spouse of a Member or a former Member, if the lump sum present value of such benefit amounts to $3,500 ($5,000 effective January 1, 1998) or less. For distributions prior to September 1, 1995, however, in no event shall that adjustment factor produce a lump sum that is less than the amount determined by using the interest rate assumption used by the Pension Benefit Guaranty Corporation for valuing benefits for determining lump sum payments under single employer plans that terminate on January 1 of the Plan Year in which the Annuity Starting Date occurs. For distributions on or after September 1, 1995, in no event shall that adjustment factor produce a lump sum that is less than the amount determined by using the "Applicable Mortality Table" (as such term is defined in Code Section 417(e)(3)(A)(ii)(II)) and the interest rate on 30-year Treasury Securities for December of the year preceding the Plan Year in which the Annuity Starting Date occurs. The lump sum payment shall be made as soon as administratively practicable following the date the Member has terminated employment or died, but in any event prior to the date his or her benefit payment would have otherwise commenced.

      In the event a Member is not entitled to any retirement allowance or vested benefit upon his or her termination of employment, he or she shall be deemed "cashed-out" under the provisions of this paragraph (b) as of the date he or she terminated service.

4.11  Re-employment of former Member or retired Member

(b)   Optional forms of pension benefits

      If the Member is reemployed, any previous election of an optional benefit under Section 4.06 or a survivor's benefit under Section 4.07 shall be revoked.

(c)   Benefit payments at subsequent termination or retirement

      (i) In accordance with the procedure established by the Retirement Committee on a basis uniformly applicable to all Members similarly situated, upon the subsequent retirement of a Member in service after his or her Normal Retirement Date, payment of such Member's retirement allowance shall resume no later than the third month after the final month during the reemployment period in which he or she completes at least 40 Hours of Service.

      (ii) Upon the subsequent retirement or termination of employment of a retired or former Member, the Retirement Committee shall, in accordance with rules uniformly applicable to all Members similarly situated, determine the amount of vested benefit or retirement allowance which shall be payable to such Member at such subsequent retirement or termination. Such vested benefit or retirement allowance shall be reduced by an amount of Equivalent Actuarial Value to the benefits, if any, other than disability retirement allowance payments, he or she received before the earlier of the date of his or her restoration to service or his or her Normal Retirement Date, provided that no such reduction shall reduce such retirement allowance or vested benefit below the original amount of retirement allowance or vested benefit earned but not received or retirement allowance or vested benefit previously received by such Member in accordance with the terms of the Plan in effect during such previous employment, adjusted to reflect the election of any survivor's benefits pursuant to Section 4.07(a)(iii).

4.16  Minimum Adjusted Benefit

(a) The adjustment factor applied to a retirement allowance or vested benefit payable to any Member or former Member who terminates employment on or after October 1, 1985, or to the Beneficiary of such Member or former Member, shall not result in a retirement allowance or vested benefit which is less than the adjusted retirement allowance or vested benefit which would have been payable to such Member, former Member or Beneficiary under the provisions of the Southeast

      Forest Plan as in effect on September 30, 1985 based on Benefit Service rendered up to and including September 30, 1985.

(b) The adjustment factor applied to a retirement allowance or vested benefit payable to any Member or former Member who terminates employment on or after January 1, 1989, or to the Beneficiary of such Member or former Member, shall not result in a retirement allowance or vested benefit which is less than the adjusted retirement allowance or vested benefit which would have been payable to such Member, former Member or Beneficiary under the provisions of the Southeast Forest Plan as in effect on December 31, 1988 based on Benefit Service rendered up to and including December 31, 1988.

                                   SCHEDULE II

                          (SOUTHEAST FOREST RESOURCES)

Effective as of September 1, 1986, the Retirement Allowances payable to the following retired Members, contingent annuitants or surviving spouses shall be supplemented in the amounts listed below, and shall be payable after the death of a Member in accordance with the provisions of Section 4.06 of the Plan, if applicable.

                                        SOCIAL            MONTHLY
                 NAME                 SECURITY NO.       SUPPLEMENT
                 ----                 ------------       ----------
          Homer Betts                 ###-##-####        $ 21.50
          Carl M. Harrell             ###-##-####          11.00
          Bessie Mae Hill             ###-##-####          16.00
          Ernest Johnson              ###-##-####          20.50
          W. J. Kemp                  ###-##-####          21.00
          John L. Kirkland, Sr.       ###-##-####          15.00
          R. L. Lauramore             ###-##-####          14.50
          Robert D. McIntosh          ###-##-####          20.00
          Henry Mikulka               ###-##-####          18.50
          Carlton B. Persall          ###-##-####          17.50
          Mark M. Roberts             ###-##-####          19.50
          Elizabeth J. Robson         ###-##-####          19.50
          Dean Rossin                 ###-##-####          11.00
          McKinley Taylor             ###-##-####          14.00
          Harold D. Thomas            ###-##-####          14.00
          Leonard Thrift              ###-##-####          16.50
          Winnie B. William           ###-##-####          17.50

                                   SCHEDULE II

                          (SOUTHEAST FOREST RESOURCES)

Effective as of October 1, 1988, the Retirement Allowances payable to the following retired Members, contingent annuitants or surviving spouses shall be supplemented in the amounts listed below, and shall be payable after the death of a Member in accordance with the provisions of Section 4.06 of the Plan, if applicable.

                                        SOCIAL            MONTHLY
                 NAME                 SECURITY NO.       SUPPLEMENT
                 ----                 ------------       ----------
          Homer Betts                 ###-##-####        $ 32.45
          David Burdette              ###-##-####          40.64
          Joyce M. Fitzgerald         ###-##-####          10.00
          Edward M. Hickox            ###-##-####          15.16
          Bessie Mae Hill             ###-##-####          29.13
          Ernest Johnson              ###-##-####          11.91
          Winnie B. Jones             ###-##-####          10.61
          W. J. Kemp                  ###-##-####          22.31
          John L. Kirkland, Sr.       ###-##-####          55.03
          R. L. Lauramore             ###-##-####          62.86
          Robert D. McIntosh          ###-##-####          68.89
          Ruth C. Mikulka             ###-##-####          28.05
          Carlton B. Persall          ###-##-####          13.68
          Jessie Mae Reed             ###-##-####          10.00
          Mark M. Roberts             ###-##-####          79.01
          Elizabeth Robson            ###-##-####          31.80
          Dean Rossin                 ###-##-####          70.66
          Allen Rossin, Jr.           ###-##-####          33.19
          Joe G. Rozier               ###-##-####          16.70
          Tot. W. Sowell              ###-##-####          29.57
          Clyde L. Sullivan           ###-##-####          39.46
          McKinley Taylor             ###-##-####          18.07
          Lonnie A. Thomas            ###-##-####          10.00
          Leonard Thrift              ###-##-####          31.87
          Ollie Lee Trail             ###-##-####          22.03
          Hugh L. Turner              ###-##-####          10.00

                                   SCHEDULE II

                          (SOUTHEAST FOREST RESOURCES)

Effective as of January 1, 1996, the Retirement Allowance payable to the following retired Members, contingent annuitants or surviving spouses shall be supplemented in the amounts listed below, and shall be payable after the death of a Member in accordance with the provisions of Section 4.06 of the Plan.

                                        SOCIAL            MONTHLY
                 NAME                 SECURITY NO.       SUPPLEMENT
                 ----                 ------------       ----------
           David Burdette             ###-##-####        $ 29.69
           Joyce M. Fitzgerald        ###-##-####          13.38
           James W. Godwin            ###-##-####          10.00
           Edward M. Hickox           ###-##-####          63.65
           Bessie Mae Hill            ###-##-####          21.32
           Winnie B. Jones            ###-##-####          10.00
           John L. Kirkland           ###-##-####          40.13
           Robert D. Mcintosh         ###-##-####          50.27
           Ruth C. Mikulka            ###-##-####          21.82
           Jessie Mae Reed            ###-##-####          17.49
           Allen Rossin, Jr.          ###-##-####          40.43
           Dean Rossin                ###-##-####          51.60
           Joe G. Rozier              ###-##-####          70.12
           Dewey Sapp                 ###-##-####          25.55
           Myrtle Sowell              ###-##-####          10.00
           Ruby Aleene Sullivan       ###-##-####          24.11
           Mc Kinley Taylor           ###-##-####          13.23
           Lonnie A. Thomas           ###-##-####          30.72
           Jack Thrift                ###-##-####          11.03
           Ollie Lee Trail            ###-##-####          60.71
           Hugh L. Turner             ###-##-####          28.81